                                 APRIL 30, 2008

                            LINCOLN ENSEMBLE II VUL

             LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE
                                  ACCOUNT JA-B

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
 One Granite Place, Concord, New Hampshire 03301  Telephone No.: 1-800-258-3648

This Prospectus describes the Lincoln ENSEMBLE II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Lincoln Life & Annuity Company of New York ("we" or "Lincoln Life" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B ("Separate Account JA-B" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account JA-B support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it. The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account JA-B. Each Division invests exclusively in one of the following
Portfolios:


LVIP CAPITAL GROWTH FUND (STANDARD CLASS)
LVIP DELAWARE BOND FUND (SERVICE CLASS)
LVIP DELAWARE GROWTH AND INCOME FUND (SERVICE CLASS)
LVIP DELAWARE MANAGED FUND (SERVICE CLASS)
LVIP MARSICO INTERNATIONAL GROWTH FUND (STANDARD CLASS)
LVIP MFS VALUE FUND (STANDARD CLASS)

LVIP TURNER MID-CAP GROWTH FUND (STANDARD CLASS)

LVIP MID-CAP VALUE FUND (STANDARD CLASS)
LVIP MONEY MARKET FUND (STANDARD CLASS)

LVIP SSgA S&P 500 INDEX FUND (STANDARD CLASS)
LVIP SSgA SMALL-CAP INDEX FUND (STANDARD CLASS)

LVIP T. ROWE PRICE GROWTH STOCK FUND (STANDARD CLASS)
LVIP TEMPLETON GROWTH FUND (STANDARD CLASS)

LVIP COLUMBIA VALUE OPPORTUNITIES FUND (STANDARD CLASS)
LVIP WILSHIRE AGGRESSIVE PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE CONSERVATIVE PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE MODERATE PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE 2010 PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE 2020 PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE 2030 PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE 2040 PROFILE FUND (STANDARD CLASS)

AMERICAN CENTURY VP INTERNATIONAL FUND CLASS 1
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES, GROWTH FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH-INCOME FUND, CLASS 2
DELAWARE VIP HIGH YIELD SERIES (STANDARD CLASS)
DWS SMALL CAP INDEX VIP - CLASS B
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP MID CAP PORTFOLIO, SERVICE CLASS 2
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2
FTVIPT TEMPLETON FOREIGN SECURITIES FUND, CLASS 1
GOLDMAN SACHS VIT CAPITAL GROWTH FUND
MFS RESEARCH SERIES-INITIAL CLASS(1)
MFS VIT UTILITIES SERIES

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PIMCO TOTAL RETURN PORTFOLIO(ADMINISTRATIVE CLASS)

PROFUND VP ASIA 30
PROFUND VP EUROPE 30
PROFUND VP FINANCIALS
PROFUND VP HEALTH CARE
PROFUND VP LARGE-CAP GROWTH
PROFUND VP LARGE-CAP VALUE
PROFUND VP RISING RATES OPPORTUNITY FUND
PROFUND VP SMALL-CAP GROWTH
PROFUND VP SMALL-CAP VALUE
PROFUND VP TECHNOLOGY
PROFUND VP U.S. GOVERNMENT PLUS
T. ROWE PRICE VIP MID-CAP GROWTH-CLASS II(2)
VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

(1) MFS Research Series is available only to Policyowners who were allocating Net Premium to the Portfolio effective May 1, 2004.

(2) T. Rowe Price VIP Mid-Cap Growth is available only to Policyowners who were allocating Net Premium to the Portfolio effective May 1, 2004.

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TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
POLICY BENEFITS/RISKS SUMMARY                                                 4
POLICY RISKS                                                                  5
PORTFOLIO RISKS                                                               6
FEE TABLES                                                                    7
DEFINITIONS                                                                  13
THE COMPANY                                                                  14
THE SEPARATE ACCOUNT                                                         15
INVESTMENT AND FIXED ACCOUNT OPTIONS                                         16
   Separate Account Investments                                              16
   Investment Advisers and Objectives for Each of the Funds                  16
   Mixed and Shared Funding; Conflicts of Interest                           22
   Fund Additions, Deletions or Substitutions                                22
   General Account                                                           22
POLICY CHOICES                                                               23
   General                                                                   23
   Premium Payments                                                          23
   Modified Endowment Contract                                               23
   Compliance with the Internal Revenue Code                                 24
   Backdating                                                                24
   Allocation of Premiums                                                    24
   Death Benefit Options                                                     24
   Transfers and Allocations to Funding Options                              25
   Telephone Transfers, Loans and Reallocations                              27
   Automated Transfers (Dollar Cost Averaging and Portfolio Rebalancing)     27
POLICY VALUES                                                                28
   Accumulation Value                                                        28
   Unit Values                                                               28
   Net Investment Factor                                                     29
   Surrender Value                                                           29
CHARGES & FEES                                                               29
   Charges & Fees Assessed Against Premium                                   29
   Charges & Fees Assessed Against Accumulation Value                        29
   Charges & Fees Assessed Against the Separate Account                      30
   Charges Deducted Upon Surrender                                           31
   Surrender Charges on Surrenders and Withdrawals                           31
POLICY RIGHTS                                                                32
   Surrenders                                                                32
   Withdrawals                                                               32
   Systematic Disbursements Program                                          32
   Grace Period                                                              33
   Reinstatement of a Lapsed Policy                                          33
   Right to Defer Payment                                                    34
   Policy Loans                                                              34
   Policy Changes                                                            35
   Right of Policy Examination ("Free Look Period")                          36
   Maturity Benefit                                                          36
   Supplemental Benefits                                                     36
DEATH BENEFIT                                                                37
POLICY SETTLEMENT                                                            37
   Settlement Options                                                        37
ADDITIONAL INFORMATION                                                       37
   Reports to Policyowners                                                   37
   Right to Instruct Voting of Fund Shares                                   37
   Disregard of Voting Instructions                                          38
   State Regulation                                                          38
   Legal Matters                                                             38
   Financial Statements                                                      39
   Employment Benefit Plans                                                  39
TAX MATTERS                                                                  39
   General                                                                   39
   Federal Tax Status of the Company                                         39
   Life Insurance Qualification                                              39
   Charges for Lincoln Life Income Taxes                                     42
MISCELLANEOUS POLICY PROVISIONS                                              43
   The Policy                                                                43
   Payment of Benefits                                                       43
   Suicide and Incontestability                                              43
   Protection of Proceeds                                                    43
   Nonparticipation                                                          43
   Changes in Owner and Beneficiary; Assignment                              43
   Misstatements                                                             43
APPENDIX A--ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH
   BENEFITS                                                                  A-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY

-    POLICY BENEFITS

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (page 11 below) defines certain words and phrases used in this prospectus.

     The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

-    ISSUANCE AND UNDERWRITING

     We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the Policy on the Policy Date.

-    DEATH BENEFIT

     The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

     CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between two Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

-    ACCESS TO CASH VALUE

     LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

     PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Cash Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.

     SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Surrender Value less any outstanding Policy Debt. A surrender may have tax consequences.

-    FLEXIBILITY OF PREMIUMS

     After you pay the initial premium, prior to the Maturity Date, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

-    "FREE LOOK" PERIOD

     You have the right to examine and cancel your Policy by returning it to our Service Office no later than 20 days after you receive the Policy, within 45 days of the date of execution of the application or within 20 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-    OWNERSHIP RIGHTS

     While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-    SEPARATE ACCOUNT

     The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-    GENERAL ACCOUNT

     You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4.5% annual interest. We may declare higher interest rates, but are not obligated to do so.

-    TRANSFERS

     GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge the lesser of $25 or 10% of the amount transferred for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

     DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

     PORTFOLIO REBALANCING: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-    SETTLEMENT OPTIONS

     There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-    CASH VALUE

     Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-    TAX BENEFITS

     Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-    SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

POLICY RISKS

-    INVESTMENT RISK

     If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4.5% per year.

-    SUITABILITY

     Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your cash value. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

-    RISK OF LAPSE

     If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not lapse if you make a payment sufficient to cover the Monthly Deduction for at least three policy months following the reinstatement date and any unpaid monthly administrative charges. Subject to certain conditions you may reinstate a lapsed Policy.

-    TAX RISKS

     Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other predeath distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

     Existing tax laws that benefit this Policy may change at any time.

-    WITHDRAWAL AND SURRENDER RISKS

     A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

     A partial withdrawal will reduce Surrender Value and Death Benefit. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

     A surrender or partial withdrawal may have tax consequences.

-    LOAN RISKS

     Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

PORTFOLIO RISKS

     Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

     The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES

                                WHEN CHARGE IS
CHARGE                          DEDUCTED               AMOUNT DEDUCTED
--------------------------------------------------------------------------------
Premium Tax Charge (1)          Each Premium           MAXIMUM: 2.5% of premium
                                Payment                Current: 2.0% of premium
Surrender Charge (2)            Policy surrender,      MAXIMUM = $60.55 per $1,000 of Specified Amount (Policy
                                partial withdrawal,    surrendered in 1st Policy Year for male smoker age 85)
                                or lapse
                                in first ten Policy    MINIMUM = $0.10 per $1,000 of Specified Amount (Policy
                                Years and first        surrendered in 10th Policy Year, for female non-smoker,
                                ten years after        ages 0 through 15)
                                any increase in
                                Specified Amount       For 37 year old, male non-smoker, Standard rating class:
                                                       $3.24 per $1,000 of Specified Amount in Policy Year 1,
                                                       declining to $0.54 per $1,000 of Specified Amount in Policy Year 10

Transfer Fees                   Upon Transfer          $0 on first 12 transfers in each Policy Year; the lesser of $25 or 10% of the amount transferred. transfer thereafter
Withdrawal Charge               Upon Withdrawal        The lesser of $25 or 2% of the partial withdrawal amount.

In-force Policy Illustrations   Upon Request           $25 (3)

Net Policy Loan                 Upon each              Type A Loan: 0% (5)
   Interest Rate (4)            Policy Anniversary     Type B Loan: 2% annually
                                or, when applicable,
                                loan repayment,
                                Policy surrender,
                                reinstatement of
                                Policy or death
                                of the Insured

(1) We reserve the right to increase these tax charges to a maximum of 2.5% of premium due to changes in state tax laws that increase our tax liability.

(2) This charge applies to all surrenders, partial withdrawals and lapses. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Guideline Annual Premium varies based on your policy's Specified Amount, Issue Age, risk classification, and sex of the Insured. Your Policy's Surrender Charge will equal (1) the surrender charge factors shown in the table below for the Policy Year of the surrender, times (2) the lesser of (i) the Guideline Annual Premium or
     (ii) the Premiums you actually pay in Policy Year one. The applicable surrender charge factors are shown in the table below declining to 0 after the 10th Policy Year:

     POLICY YEAR    SURRENDER CHARGE FACTOR
     ------------   -----------------------
         1-5                .30
          6                 .25
          7                 .20
          8                 .15
          9                 .10
         10                 .05
     11 and after             0

     For more information and an example, see "Charges Deducted upon Surrender" at page 27 below

     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or lapse. See "Charges Deducted Upon Surrender," beginning on page 27.

     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is guaranteed not to exceed a maximum of 8% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is equal to the lesser of an annual rate of 6% or the interest rate currently credited to the General Account (which is guaranteed not to be less than 4.5% annually)). See POLICY LOANS, beginning on page 30.

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                         WHEN CHARGE IS
CHARGE                   DEDUCTED         AMOUNT DEDUCTED
--------------------------------------------------------------------------------
Cost of Insurance        Monthly on       Minimum: $0.06 per $1,000
(per $1,000 of net       Monthly          Maximum: $25.48 per $1,000
amount at risk) (1)      Anniversary
                         Date             For 37 year old male non-smoker,
                                          Standard rating class:
                                          Minimum: $0.16 per $1,000
                                          Maximum: $25.26 per $1,000

Mortality and Expense    Accrued Daily    Policy Years 1-10: 0.90% annually
Risk Charge (2)                           Policy Years 11+:  0.65% annually

Administrative Expense   Monthly on       $6 per month
Charge                   Monthly
                         Anniversary
                         Date

Tax                      Each Valuation   Currently none (3)
Charge                   Period

(1) The cost of insurance charge varies based on the Insured's Issue Age, sex, smoking status, underwriting class, and Policy Year. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance." on page 26.

     The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(2)  The rates given are effective annual rates.

(3) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page 26 below.

CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                 RIDER CHARGES


                               WHEN CHARGE IS
                               DEDUCTED               AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit       Monthly on             $0.07 - $0.16 per $1000 of Insurance Risk
                               the Monthly
                               Anniversary Date
                                                      37 year old male non-smoker, Standard rating class (1), (4):
                                                      $0.07 per $1,000 of Insurance Risk

Automatic Increase             Monthly on             $0.01 - $0.11 per $1,000 of Initial Specified Amount
                               the Monthly
                               Anniversary Date
                                                      37 year old male non-smoker, Standard rating class (2), (4):
                                                      $0.01 per $1,000 of Specified Amount.

Children's Term Insurance      Monthly on             $.50 per $1,000 of Death Benefit
                               the Monthly
                               Anniversary Date

Guaranteed Death Benefit       Monthly on             $0.01 per $1,000 of Specified Amount.
                               the Monthly
                               Anniversary Date

Guaranteed Insurability        Monthly on             $0.03 - $0.16 per $1,000 of Specified Amount
Rider                          the Monthly
                               Anniversary Date

                                                      37 year old male non-smoker, Standard rating class (2), (4):
                                                      $0.13 per $1,000 of Specified Amount

Other Insured Term Rider       Monthly on             $0.07 - $4.21 per $1,000 of Death Benefit
                               the Monthly
                               Anniversary Date
                                                      $37 year old female non-smoker, Standard rating class (3), (4):
                                                      $0.14 per $1,000 of Death Benefit

Waiver of Specified            Monthly on             $0.01 - $0.12 per $1000 of Monthly Premium
Premium Rider                  the Monthly
                               Anniversary Date

                                                      37 year old male non-smoker, Standard rating class (1), (4):
                                                      $0.01 per $1,000 of Specified Amount

Exchange of Insured Rider      At time of             $1.00 per $1,000 of Specified Amount, not to exceed $150
                               exchange

Terminal Illness Accelerated   At time of benefit     $300
Benefit Rider                  acceleration request

Primary Insured Term Rider     Monthly on             $0.06 - $25.48 per $1,000 of Death Benefit
                               the Monthly
                               Anniversary Date
                                                      37 year old male non-smoker, Preferred rating class (3), (4):
                                                      $0.16 - $25.26 per $1,000 of Death Benefit

(1) The monthly rate for this rider is based on the Attained Age of the Insured.

(2) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(3)  See footnote (1) on page 7.

(4) The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)

                                                                  MINIMUM   MAXIMUM
                                                                  -------   -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management
fees, distribution (12b-1) fees, and other expenses), without
waivers or expense reimbursements                                   0.24%     6.06%
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), with contractual
waivers and expense reimbursements                                  0.24%     1.63%


(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2007 for the Portfolios in which the Separate Account invests.

     The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. The 1.63% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for nine Portfolios, and the expense limits are terminable after April 30, 2009. These arrangements are described in more detail in the Expense table and footnotes on the following pages and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.63% and .24%, respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.

     The minimum and maximum percentages shown in the table include Fund Operating Expenses of the mutual funds, if any, which may be acquired by the underlying funds as well as Fund Operating Expenses of mutual funds which are acquired by any of the underlying funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any. In addition, certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption fees are discussed in the Transfers and Allocations to Funding Options section of this prospectus and further information about redemption fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-258-3648.

     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

     Note that under recently adopted SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, these rules permit the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to adopt redemption fees to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

     The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2007, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
(as a percentage of average net assets)

                                                            MGMT.     12b-1     OTHER                TOTAL                   TOTAL
                                                            FEES      FEES    EXPENSES             EXPENSES     TOTAL     EXPENSES
                                                          (BEFORE   (BEFORE    (BEFORE   ACQUIRED   (BEFORE  CONTRACTUAL    (AFTER
                                                             ANY       ANY       ANY    FUND FEES     ANY      WAIVERS/  CONTRACTUAL
                                                          WAIVERS/  WAIVERS/  WAIVERS/     AND     WAIVERS/     REIMB.      WAIVERS/
                                                           REIMB.)   REIMB.)   REIMB.)   EXPENSES   REIMB.)   (IF ANY)      REIMB.)
------------------------------------------------------------------------------------------------------------------------------------
AFIS Growth - Class 2                                        0.32%     0.25%     0.01%     0.00%      0.58%      0.00%        0.58%
AFIS Growth Income - Class 2                                 0.26%     0.25%     0.01%     0.00%      0.52%      0.00%        0.52%
American Century VP International(1)(2)                      1.20%     0.00%     0.01%     0.00%      1.21%      0.00%        1.21%
American Century VP Value - Class II(1)(2)                   0.83%     0.25%     0.01%     0.00%      1.09%      0.00%        1.09%
Delaware VIP High Yield Standard Class(3)                    0.65%     0.00%     0.10%     0.00%      0.75%     -0.01%        0.74%
DWS Small Cap Index VIP Class - B(4)                         0.35%     0.25%     0.15%     0.00%      0.75%      0.00%        0.75%
Fidelity VIP ContraFund Initial Class(5)                     0.56%     0.00%     0.09%     0.00%      0.65%      0.00%        0.65%
Fidelity VIP Equity-Income Initial Class(6)                  0.46%     0.00%     0.09%     0.00%      0.55%      0.00%        0.55%
Fidelity VIP Growth Initial Class(7)                         0.56%     0.00%     0.09%     0.00%      0.65%      0.00%        0.65%
Fidelity VIP High Income Initial Class                       0.57%     0.00%     0.11%     0.00%      0.68%      0.00%        0.68%
Fidelity VIP Investment Grade Bond Service Class 2           0.32%     0.25%     0.11%     0.00%      0.68%      0.00%        0.68%
Fidelity VIP Mid Cap Service Class 2(8)                      0.56%     0.25%     0.10%     0.00%      0.91%      0.00%        0.91%
FTVIP Franklin Small Cap Value Securities - Cl 2(9)          0.51%     0.25%     0.15%     0.02%      0.93%     -0.02%        0.91%
FTVIP Templeton Foreign Securities Fund Class 1(9)           0.63%     0.00%     0.14%     0.02%      0.79%     -0.02%        0.77%
Goldman Sachs VIT Capital Growth Fund                        0.75%     0.00%     0.10%     0.00%      0.85%      0.00%        0.85%
LVIP Capital Growth Standard Class(10)                       0.73%     0.00%     0.07%     0.00%      0.80%     -0.02%        0.78%
LVIP Columbia Value Opportunities Standard Class(11)(29)(30) 1.05%     0.00%     0.15%     0.00%      1.20%      0.00%        1.20%
LVIP Delaware Bond Service Class(28)                         0.34%     0.35%     0.06%     0.00%      0.75%      0.00%        0.75%
LVIP Delaware Growth & Income Service Class(28)              0.33%     0.35%     0.07%     0.00%      0.75%      0.00%        0.75%
LVIP Delaware Managed Service Class(28)                      0.40%     0.35%     0.08%     0.00%      0.83%      0.00%        0.83%
LVIP Marsico International Growth Standard Class(12)         0.93%     0.00%     0.11%     0.00%      1.04%     -0.01%        1.03%
LVIP MFS Value Standard Class(13)                            0.70%     0.00%     0.08%     0.00%      0.78%      0.00%        0.78%
LVIP Mid-Cap Value Standard Class(14)(29)                    0.93%     0.00%     0.09%     0.00%      1.02%      0.00%        1.02%
LVIP Money Market Standard Class                             0.37%     0.00%     0.07%     0.00%      0.44%      0.00%        0.44%
LVIP SSgA S&P 500 Index Standard Class(15)                   0.24%     0.00%     0.08%     0.00%      0.32%     -0.04%        0.28%
LVIP SSgA Small-Cap Index Standard Class(16)(29)(30)         0.32%     0.00%     0.14%     0.00%      0.49%     -0.03%        0.46%
LVIP T. Rowe Price Growth Stock Standard Class(17)(29)       0.74%     0.00%     0.08%     0.00%      0.82%      0.00%        0.82%
LVIP Templeton Growth Standard Class(18)(29)                 0.74%     0.00%     0.12%     0.00%      0.86%     -0.05%        0.81%
LVIP Turner Mid-Cap Growth Standard Class(19)(20)(29)        0.89%     0.00%     0.19%     0.00%      1.08%     -0.06%        1.02%
LVIP Wilshire 2010 Profile Standard Class(21)(22)            0.25%     0.00%     3.18%     0.76%      4.19%     -3.18%        1.01%
LVIP Wilshire 2020 Profile Standard Class(21)(22)            0.25%     0.00%     1.45%     0.79%      2.49%     -1.45%        1.04%
LVIP Wilshire 2030 Profile Standard Class(21)(22)            0.25%     0.00%     2.61%     0.88%      3.74%     -2.61%        1.13%
LVIP Wilshire 2040 Profile Standard Class(21)(22)            0.25%     0.00%     4.89%     0.92%      6.06%     -4.89%        1.17%
LVIP Wilshire Aggressive Profile Standard
   Class(21)(22)                                             0.25%     0.00%     0.09%     1.02%      1.36%     -0.09%        1.27%
LVIP Wilshire Conservative Profile Standard
   Class(21)(22)                                             0.25%     0.00%     0.08%     0.77%      1.10%     -0.08%        1.02%
LVIP Wilshire Moderate Profile Standard Class(21)(22)        0.25%     0.00%     0.04%     0.89%      1.18%     -0.04%        1.14%
LVIP Wilshire Moderately Aggressive Profile Standard
   Class(21)(22)                                             0.25%     0.00%     0.04%     0.92%      1.21%     -0.04%        1.17%
MFS VIT Research Initial Class(23)                           0.75%     0.00%     0.13%     0.00%      0.88%      0.00%        0.88%
MFS VIT Utilities Initial Class(23)(24)                      0.75%     0.00%     0.10%     0.00%      0.85%     -0.03%        0.82%
PIMCO VIT Total Return Portfolio - Admin Class(25)           0.25%     0.15%     0.43%     0.00%      0.83%      0.00%        0.83%
ProFund VP Asia 30(26)                                       0.75%     0.25%     0.64%     0.00%      1.64%     -0.01%        1.63%
ProFund VP Europe 30(26)                                     0.75%     0.25%     0.66%     0.00%      1.66%     -0.03%        1.63%
ProFund VP Financials(26)                                    0.75%     0.25%     0.74%     0.00%      1.74%     -0.11%        1.63%
ProFund VP Health Care(26)                                   0.75%     0.25%     0.72%     0.00%      1.72%     -0.09%        1.63%
ProFund VP Large-Cap Growth(26)                              0.75%     0.25%     0.70%     0.00%      1.70%     -0.07%        1.63%
ProFund VP Large-Cap Value(26)                               0.75%     0.25%     0.72%     0.00%      1.72%     -0.09%        1.63%
ProFund VP Rising Rates Opportunity                          0.75%     0.25%     0.62%     0.00%      1.62%      0.00%        1.62%
ProFund VP Small-Cap Growth(26)                              0.75%     0.25%     0.69%     0.00%      1.69%     -0.06%        1.63%
ProFund VP Small-Cap Value(26)                               0.75%     0.25%     0.76%     0.00%      1.76%     -0.13%        1.63%
ProFund VP Technology(26)                                    0.75%     0.25%     0.72%     0.00%      1.72%     -0.09%        1.63%
ProFund VP US Government Plus(27)                            0.50%     0.25%     0.68%     0.00%      1.43%     -0.10%        1.33%
T Rowe Price Mid-Cap Growth Portfolio                        0.85%     0.00%     0.00%     0.00%      0.85%      0.00%        0.85%
Vanguard Mid-Cap Index Portfolio                             0.20%     0.00%     0.04%     0.00%      0.24%      0.00%        0.24%
Vanguard REIT Index Portfolio                                0.26%     0.00%     0.04%     0.00%      0.30%      0.00%        0.30%
Vanguard Small Company Growth Portfolio                      0.32%     0.00%     0.04%     0.00%      0.36%      0.00%        0.36%


(1) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(2) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

(3) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2009, the advisor has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.74% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(4) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.

(5) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Initial Class. These offsets may be discontinued at any time.

(6) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.54% for Initial Class. These offsets may be discontinued at any time.

(7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Initial Class. These offsets may be discontinued at any time.

(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(9) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC); this arrangement will continue as long as the exemptive order is reliend upon. This reduction is not reflected in Net Annual Fund operating expenses, which would be lower if it were.

(10) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.78% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(11) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.34% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(12) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.04% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(13) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.80% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(14) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.04% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(15) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(16) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.46% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(17) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(18) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.81% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(19) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(20) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.02% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(21) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2007 fees and expenses of the underlying funds that were owned by each Profile fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(22) The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(23) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(24) MFS has agreed in writing to reduce its management fee to 0.70% annualy on average daily net assets in excess of $1 billion. This written agreement will remain in effect until modified by the funds' Board of Trustees.

(25) "Other Expenses" reflect an administrative fee of 0.25% and interest expense.

(26) ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

(27) ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.33% through April 30, 2008. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

(28) The 12b-1 fee information in the table above has been restated to reflect the increase in the 12b-1 fee effective January 1, 2008.

(29) Other expenses shown in the table have been restated to reflect the changes in the expense structure of the fund as a result of the reorganization of the fund which was effective April 30, 2007.

(30) The management fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged pursuant to the new agreement is lower than the management fee previously charged to the fund.

Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

DEFINITIONS

     ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

     AGE--The Insured's age at his/her nearest birthday.

     ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

     ATTAINED AGE--The Insured's age at the last Policy Anniversary.

     BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

     CASH VALUE--The Accumulation Value less any Surrender Charge.

     CODE--The Internal Revenue Code of 1986, as amended.

     COMPANY--Lincoln Life & Annuity Company of New York (formerly known as Jefferson Pilot LifeAmerica Insurance Company).

     COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

     DATE OF RECEIPT--Any Valuation Date on which a notice or premium payment, other than the initial premium payment, is received at our Service Office.

     DEATH BENEFIT--The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

     DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

     DIVISION--A separate division of Separate Account JA-B which invests only in the shares of a specified Portfolio of a Fund.

     FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

     GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

     GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

     INSURED--The person on whose life the Policy is issued.

     ISSUE AGE--The Insured's age on the Policy's Issue Date.

     ISSUE DATE--The effective date on which the Policy is issued.

     LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

     MATURITY DATE--Unless otherwise specified, the Policy Anniversary nearest to the Insured's 95th birthday.

     MINIMUM INITIAL PREMIUM--The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

     MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

     NET PREMIUM--The gross premium less the Premium Tax Charge.

     POLICY--The life insurance contract described in this Prospectus.

     POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

     POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

     PORTFOLIO--A separate investment series of one of the Funds.

     PROOF OF DEATH--One or more of: a) a copy of a certified death certificate;
     b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

     SEC--Securities and Exchange Commission.

     SEPARATE ACCOUNT JA-B OR THE SEPARATE ACCOUNT--Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B (formerly known as JPF Separate Account B), a separate investment account we established to fund the Policy.

     SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

     SPECIFIED AMOUNT--The amount you choose at application, which you may subsequently increase or decrease, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

     STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands, or any other possession of the United States.

     SURRENDER CHARGE--An amount we retain upon the Surrender of the Policy, a withdrawal or a lapse.

     SURRENDER VALUE--Cash Value less any Policy Debt.

     VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

     VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

THE COMPANY

     Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. The Company is an indirect subsidiary of Lincoln National Corporation ("LNC"), a publicly held insurance and financial services holding company (NYSE:LNC). Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and Rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.

     The Company was formed as a result of the merger of two stock life insurance company subsidiaries of LNC. On April 2, 2007, Lincoln Life & Annuity Company of New York (former Lincoln New York) was merged with and into the Company (which was then known as Jefferson Pilot LifeAmerica Insurance Company). Simultaneously with the merger, the Company's name was changed from Jefferson Pilot LifeAmerica Insurance Company to Lincoln Life & Annuity Company of New York.

     Prior to May 1, 1998, Jefferson Pilot LifeAmerica Insurance Company was known as Chubb Colonial Life Insurance Company. Effective April 30, 1997, the company, formerly an indirect wholly-owned subsidiary of The Chubb Corporation, became an indirect wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. On April 3, 2006, Jefferson-Pilot Corporation merged into and with a wholly owned subsidiary of Lincoln National Corporation as a part of the merger of the two companies operations.

     The obligations of the Company as set forth in your policy, this Prospectus, and the Statement of Additional Information did not change as a result of either merger. The Company's Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

     The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands and in the District of Columbia.

     At December 31, 2007, the Company had total assets of approximately $10.4 billion and had $22.9 billion of insurance in force, while total assets of Lincoln National Corporation and its subsidiaries (including the Company) were approximately $191.4 billion.

     The Company writes individual life insurance and annuities, which are subject to New York law governing insurance.

     Lincoln Financial Group is the marketing name for LNC and its affiliates, including the Company. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

     We are currently rated AA (Very Strong) by Standard & Poor's Corporation, A+ (Superior) by A. M. Best Company, and AA (Very Strong) by Fitch Ratings. These ratings do not apply to the Separate Account but reflect the opinion of the rating companies as to our relative financial strength and ability to meet contractual obligations to our policyholders.

THE SEPARATE ACCOUNT

     The Separate Account underlying the Policy is Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B. The name of the separate account, formerly known as JPF Separate Account B, was changed when the company changed its name. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, their investment objectives and their investment advisers are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

     Separate Account JA-B was established under New Jersey law on March 2, 1994 and is now subject to the laws of the state of New York. Under New York Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct.

     We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

     No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or the Company's management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

     DIVISIONS. The Policy presently offers fifty-four Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS

     You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account or to a combination of the Divisions and the General Account.

SELECTING INVESTMENT OPTIONS

     - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

     - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

     - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-    SEPARATE ACCOUNT INVESTMENTS

     The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.

     The Separate Account is currently divided into 54 divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

     Lincoln Variable Insurance Products Trust ("LVIP")
     American Century Variable Portfolios, Inc.
     American Funds Insurance Series
     Delaware VIP Trust
     DWS Investments VIT Funds
     Goldman Sachs Variable Insurance Trust
     Fidelity(R) Variable Insurance Products Fund ("VIP")
     Franklin Templeton Variable Insurance Products Trust
     MFS(R) Variable Insurance Trust
     PIMCO Variable Insurance Trust
     ProFunds VP

     T. Rowe Price Equity Series, Inc.

     Vanguard VIF Variable Insurance Fund

     Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)

     The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

     On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"), became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio, and Small- Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series:
     High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

-    INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

     The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors"), (formerly known as Jefferson Pilot Investment Advisory Corporation) an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

     American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the investment adviser to the Delaware VIP Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investment VIT Funds (formerly Scudder Investment VIT Funds). Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFunds Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.

     Following are the investment objectives and managers for each of the
     Portfolios:

                                PORTFOLIO CHOICES

                                  LARGE GROWTH

PORTFOLIO NAME                                OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------------
American Growth Fund, Class 2                 Seeks long-term growth                                  Capital

Fidelity VIP Growth Portfolio                 Seeks to achieve capital appreciation.                  FMR

Goldman Sachs Capital Growth Fund             Seeks long-term growth of capital.                      Goldman Sachs
                                                                                                      Asset Management, L.P.

LVIP Capital Growth Fund                      Seeks capital growth. Realization of income is not a    Wellington Management
   (Standard Class)                           significant investment consideration and any income     Company, LLC
   (formerly JPVF Capital Growth Portfolio)   realized will be incidental.                            ("Wellington")

LVIP Delaware Growth and Income Fund          Maximize long-term return (capital appreciation plus    Delaware Management
   (Service Class)                            income) consistent with prudent investment strategy.    Company ("DMC")
   (formerly JPVF Growth Portfolio)           The Fund pursues its objective by investing in a
                                              diversified portfolio of stocks primarily of
                                              large-sized U.S. companies

LVIP T. Rowe Price Growth Stock Fund          Long-term growth of capital. Dividend and interest      T. Rowe Price
   (Standard Class)                           income from portfolio securities, if any, is            Associates, Inc.
   (formerly JPVF Strategic                   incidental to the Portfolio's investment objective of
   Growth Portfolio)                          long-term growth.

ProFund VP Large-Cap Growth                   Seeks daily investment results, before fees and         ProFund Advisors LLC
                                              expenses, that correspond to the daily performance of   ("ProFund")
                                              the S&P 500/Citigroup Growth Index.

                                              LARGE CORE

PORTFOLIO NAME                                OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio          Seeks long-term capital appreciation.                   FMR

LVIP SSgA S&P 500 Index Fund(1)               Seeks investment results that correspond to the         State Street Global
   (Standard Class)                           total return of common stocks publicly traded in        Advisors Funds
   (formerly JPVF S&P 500                     the United States, as represented by the S&P 500.       Management, Inc.
   Index Portfolio)                                                                                   ("SSgA")

                                PORTFOLIO CHOICES

                                   LARGE VALUE

PORTFOLIO NAME                                OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------------
American Growth-Income Fund, Class 2          Seeks long-term growth and income                       Capital

Fidelity VIP Equity-Income Portfolio          Seeks reasonable income by investing primarily in       FMR
                                              income-producing equity securities. In choosing these
                                              securities the Portfolio will also consider the
                                              potential for capital appreciation. The Portfolio's
                                              goal is to achieve a yield which exceeds the
                                              composite yield on the securities comprising the
                                              Standard & Poor's Composite Index of 500 Stocks
                                              (S&P 500).

LVIP MFS Value Fund                           Long-term growth of capital by investing primarily      Massachusetts
   (Standard Class)                           in a wide range of equity issues that may offer         Financial Services
   (formerly JPVF Value Portfolio)            capital appreciation and, secondarily, seeks a          Company ("MFS")
                                              reasonable level of current income.

ProFund VP Large-Cap Value                    Seeks daily investment results, before fees and         ProFund
                                              expenses, that correspond to the daily performance of
                                              the S&P 500/Citigroup Value Index.

                                 MID-CAP GROWTH

PORTFOLIO NAME                                OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------------
LVIP Turner Mid-Cap Growth Fund               Seeks capital appreciation.                             Turner
   (Standard Class)
   (formerly JPVF Mid-Cap
   Growth Portfolio)

                                  MID-CAP CORE

PORTFOLIO NAME                                OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio,
   Service Class 2                            Seeks long-term growth of capital                       FMR
Vanguard(R) VIF Mid-Cap                       Seeks to provide long-term growth of capital by         Vanguard
   Index Portfolio                            attempting to match the performance of a broad-based
                                              market index of stocks of medium-size U.S. companies.

                                  MID-CAP VALUE

PORTFOLIO NAME                                OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value Fund,            Seeks long-term capital growth.                         American Century
   Class II                                   Income is a secondary objective.

LVIP Mid-Cap Value Fund                       Seeks long-term capital appreciation.                   Wellington
   (Standard Class)
   (formerly JPVF Mid-Cap
   Value Portfolio)

                                SMALL-CAP GROWTH

PORTFOLIO NAME                                OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP - Class B             Seeks to replicate, as closely as possible, before      Deutsche
                                              expenses, the performance of the Russell 2000 Small
                                              Stock Index, which emphasizes stocks of small U.S.
                                              companies.

LVIP SSgA Small-Cap Index Fund                Seeks capital appreciation. The Fund pursues its        SSgA
   (Standard Class)                           objective by seeking to approximate, as closely as
   (formerly JPVF Small Company               practicable, before fees and expenses, the
   Portfolio)                                 performance of the Russell 2000(R) Index(2) which
                                              emphasizes stocks of small U.S. companies.

ProFund VP Small-Cap Growth                   Seeks daily investment results, before fees and         ProFund
                                              expenses, that correspond to the daily performance of
                                              the S&P SmallCap 600/Citigroup Growth Index.

Vanguard(R) VIF Small Company                 Seeks to provide long-term growth of capital.           Granahan and GMO
   Growth Portfolio

                                PORTFOLIO CHOICES

                                 SMALL-CAP VALUE

PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value                  Seeks long-term total return.                           Franklin Advisory
   Securities Fund, Class 2                                                                       Services, LLC

LVIP Columbia Value Opportunities Fund    Seeks long-term capital appreciation by investing       Columbia Management
   (Standard Class)                       primarily in securities of small-cap companies.         Advisors, LLC
   (formerly JPVF Small-Cap
   Value Portfolio                                                                                Co., LLC

ProFund VP Small-Cap Value                Seeks daily investment results, before fees and         ProFund
                                          expenses, that correspond to the daily performance
                                          of the S&P SmallCap 600/Citigroup Value Index.

                           INTERNATIONAL LARGE GROWTH

PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------
American Century(R) VP International      Seeks capital growth.                                   American Century
   Fund

LVIP Marsico International Growth Fund    Long-term growth of capital through investments         Marsico Capital
   (Standard Class)                       in securities whose primary trading markets are         Management, LLC
   (formerly JPVF International Equity    outside the United States.
   Portfolio)

ProFund VP Asia 30                        Seeks daily investment results, before fees and         ProFund
                                          expenses, that correspond to the daily performance
                                          of the ProFunds Asia 30 Index.
ProFund VP Europe 30                      Seeks daily investment results, before fees and         ProFund
                                          expenses, that correspond to the daily performance
                                          of the ProFunds VP Europe 30 Index.

                            INTERNATIONAL LARGE CORE

PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth Fund                Long-term growth through a policy of investing          Templeton Investment
   (Standard Class)                       primarily in stocks of companies organized in the       Counsel, LLC
   (formerly JPVF World Growth            U.S. or in any foreign nation. A portion of the         ("Templeton")
   Stock Portfolio                        Portfolio may also be invested in debt obligations
                                          of companies and governments of any nation.
                                          Any income realized will be incidental.

                            INTERNATIONAL LARGE VALUE

PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities              Seeks long-term capital growth.                         Templeton Investment
   Fund: Class 1                                                                                  Counsel, LLC

                                     SECTOR

PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series                  Seeks capital growth and current income (income         MFS
                                          above that is available from a portfolio invested
                                          entirely in equity securities).

ProFund VP Financials                     Seeks daily investment results, before fees and         ProFund
                                          expenses, that corresponds to the daily performance
                                          of the Dow Jones U.S. Financial Sector Index.

ProFund VP Health Care                    Seeks daily investment results, before fees and         ProFund
                                          expenses, that correspond to the daily performance
                                          of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Technology                     Seeks daily investment results, before fees and         ProFund
                                          expenses, that correspond to the daily performance
                                          of the Dow Jones U.S. Technology Sector Index.

Vanguard(R) VIFR EIT Index                Seeks to provide a high level of income and             Vanguard
   Portfolio                              moderate long-term growth of capital.

                                PORTFOLIO CHOICES

                                  FIXED INCOME

PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond        Seeks to achieve as high a level of current             FMR
   Portfolio, Service Class 2             income as is consistent with preservation of
                                          capital.

LVIP Delaware Bond Fund                   Maximum current income consistent with a                DMC
   (Service Class)                        prudent investment strategy.
   (formerly JPVF High Yield Bond
   Portfolio)

Delaware VIP High Yield Series            Seeks maximum current income (yield) consistent         DMC
   (Standard Class)                       with a prudent investment strategy

PIMCO Total Return Portfolio              Seeks maximum total return, consistent with             PIMCO
                                          preservation of capital and prudent investment
                                          management.

ProFund VP Rising Rates Opportunity       Seeks daily investment results, before fees and         ProFund
                                          expenses, that correspond to one and one-quarter
                                          times (125%) the inverse (opposite) of the daily price
                                          movement of the most recently issued 30-year
                                          U.S. Treasury Bond ("Long Bond").

ProFund VP U.S. Government Plus           Seeks daily investment results, before fees and         ProFund
                                          expenses, that correspond to one and one-quarter
                                          times (125%) the daily price movement of the most
                                          recently issued 30-year U.S. Treasury Bond
                                          ("Long Bond").

                                     HYBRID

PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP Delaware Managed Fund                Maximize long-term return (capital appreciation plus    DMC
   (Service Class)                        income) consistent with prudent investment strategy.
   (formerly JPVF Managed Portfolio)      The Fund pursues its objective by investing in three
                                          categories of securities: equity securities (stocks),
                                          fixed-income securities (debt obligations) and
                                          money market securities

                                ASSET ALLOCATION


PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP Wilshire Conservative Profile        A high level of current income with some                Wilshire Associates
   Fund(3) (Standard Class)               consideration given to growth of capital.               Incorporated
                                                                                                  ("Wilshire")

LVIP Wilshire Moderate Profile Fund(3)    A balance between a high level of current               Wilshire
   (Standard Class)                       income and growth of capital, with an emphasis
                                          on growth of capital.

LVIP Wilshire Moderately Aggressive       A balance between a high level of current               Wilshire
   Profile Fund(3) (Standard Class)       income and growth of capital, with a greater
                                          emphasis on growth of capital.

LVIP Wilshire Aggressive Profile Fund(3)  Long-term growth of capital. Current income is          Wilshire
   (Standard Class)                       not a consideration.

LVIP Wilshire 2010 Profile Fund(3)        The highest total return over time with an increased    Wilshire
   (Standard Class)                       emphasis on capital preservation as the target date
                                          approaches. Thereafter, an emphasis will be placed
                                          on high current income with a secondary focus on
                                          capital appreciation.

LVIP Wilshire 2020 Profile Fund(3)        The highest total return over time with an increased    Wilshire
   (Standard Class)                       emphasis on capital preservation as the target date
                                          approaches. Thereafter, an emphasis will be placed
                                          on high current income with a secondary focus on
                                          capital appreciation.

                                PORTFOLIO CHOICES

                                ASSET ALLOCATION

PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2030 Profile Fund(3)        The highest total return over time with an increased    Wilshire
   (Standard Class)                       emphasis on capital preservation as the target date
                                          approaches. Thereafter, an emphasis will be placed
                                          on high current income with a secondary focus on
                                          capital appreciation.

LVIP Wilshire 2040 Profile Fund(3)        The highest total return over time with an increased    Wilshire
   (Standard Class)                       emphasis on capital preservation as the target date
                                          approaches. Thereafter, an emphasis will be placed
                                          on high current income with a secondary focus on
                                          capital appreciation.

                                  MONEY MARKET

PORTFOLIO NAME                            OBJECTIVE                                               MANAGER
----------------------------------------------------------------------------------------------------------------------
LVIP Money Market Fund                    Maximum current income while (i)maintaining             DMC
   (Standard Class)                       a stable value of its shares and (ii) preserving the
   (formerly JPVF Money                   value of the Fund.
   Market Portfolio)

(1) "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P)

(2) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000(R) is a trademark of Russell Investment Group.

(3) These Portfolio Choices become available on and after May 19, 2008. The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile
     Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are the "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities. None of the mutual funds, the shares of which are purchased by these Funds of Funds, pay 12b-1 fees to Lincoln Life or its affiliates.

An investment in the LVIP Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-    MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

     Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Portfolios currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/ Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policyowners will not bear the attendant expense.

-    FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio share already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (A) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (B) the shares of a Portfolio are no longer available for investment; or (C) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

     We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

          (a)  to operate the Separate Account in any form permitted by law;

          (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

          (c) to transfer assets from one Division to another, or from any Division to our general account;

          (d)  to add, combine, or remove Divisions in the Separate Account;

          (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges"; and

          (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

     Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

-    GENERAL ACCOUNT

     Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

     The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

     The General Account is secured by our general assets. Our the general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

     We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any withdrawals, Policy Loans or Monthly Deductions.

     If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

POLICY CHOICES

-    GENERAL

     The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

     To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any good reason.

     The minimum Specified Amount at issue is $25,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-    PREMIUM PAYMENTS

     The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each Policy Year. No payment may be less than $25. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers).

     In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")

-    MODIFIED ENDOWMENT CONTRACT

     The Policy will be allowed to become a modified endorsement contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

-    COMPLIANCE WITH THE INTERNAL REVENUE CODE

     The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-    BACKDATING

     Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower cost of insurance rate based on a younger Insured age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Home Office. For a backdated Policy, we will assess Issue Age policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

-    ALLOCATION OF PREMIUMS

     We will allocate premium payments, net of the state tax charge, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

     You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-    DEATH BENEFIT OPTIONS

     At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

     Under OPTION 1, the Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the date of death of the Insured multiplied by the corridor percentage, as described below.

     Under OPTION 2, the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death, or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

     The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

ATTAINED      CORRIDOR
  AGE        PERCENTAGE
----------   ----------
40 & below      250%
41              243
42              236
43              229
44              222
45              215
46              209
47              203
48              197
49              191
50              185
51              178
52              171
53              164
54              157
55              150
56              146
57              142
58              138
59              134
60              130
61              128
62              126
63              124
64              122
65              120
66              119
67              118
68              117
69              116
70              115
71              113
72              111
73              109
74              107
75-90           105
91              104
92              103
93              102
94              101
95              100

     Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

     After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

-    TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

     The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued.

     For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

     We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

     In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

     However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

     If we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

     We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services. We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

     In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i. e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

     We have the right to terminate, suspend or modify these provisions.

     The Company will process transfers and determine all values in connection with the transfers at the end of the valuation period during which the transfer request is received.

     You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation

     Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

     You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

     We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

     Between April 30, 2007 and May 30, 2007, you may request a transfer of all Accumulation Value from any of the following Investment Divisions to any other Investment Division or to the General Account without that request to transfer being either subject to a charge or counted toward the limit of 20 transfers per Policy Year: LVIP Capital Growth Fund, LVIP Delaware Bond Fund, LVIP Delaware Growth and Income Fund, LVIP Delaware Managed Fund, LVIP Marsico International Growth Fund, LVIP MFS Value Fund, LVIP Mid-Cap Growth Fund, LVIP Mid-Cap Value Fund, LVIP S&P 500 Index Fund, LVIP Small-Cap Index Fund, LVIP T. Rowe Price Growth Stock Fund, LVIP Templeton Growth Fund, LVIP Value Opportunities Fund, and LVIP Money Market Fund. This one-time special exception has been made available because the reorganization of the Jefferson Pilot Variable Fund, Inc ("JPVF") and the Lincoln Variable Insurance Products Trust ("LVIP") resulted in the merger of former JPVF portfolios into series of LVIP or the transfer of the assets and liabilities of former JPVF portfolios to newly created series of LVIP.

-    TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

     You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Telephone and internet transfers may not always be available.

     We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

     We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-    AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

     Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

     You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

     You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

     You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

     You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

     Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.

POLICY VALUES

-    ACCUMULATION VALUE

     The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

     On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the state tax charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

          (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

          (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

          (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

          (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

          (v) all withdrawals from the Division during the current Valuation Period.

     Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction allocated to the Divisions.

-    UNIT VALUES

     We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each

     Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

     The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-    NET INVESTMENT FACTOR

     The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the sum of:

          (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

     (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

     (3) is the daily charge no greater than .0024657% for Policy Years 1 through 10 and .0017808% for Policy Years 11 and thereafter, representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% (Policy Years 1 through 10) and .65% (Policy Years 11 and thereafter) of the daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

     Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

     The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

     You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-    SURRENDER VALUE

     The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy and on the Maturity Date. The Surrender Value will equal (A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See "Charges Deducted Upon Surrender.")

CHARGES & FEES

-    CHARGES & FEES ASSESSED AGAINST PREMIUM

     PREMIUM CHARGES

     Before allocating a premium to any of the Divisions of Separate Account JA-B and the General Account, we will deduct a state tax charge of 2.0%. We may also impose the state tax charge on premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code. The state tax charge reimburses us for taxes and other assessments we pay to New York state and local jurisdictions. The actual tax assesed falls between 1.7% and 2.5% of premiums received. We have determined that the state tax charges are reasonable in relation to our tax liability, but subject to state law, we reserve the right to increase these tax charges to a maximum of 2.5% due to changes in the state tax laws that increase our tax liability.

-    CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

     Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

MONTHLY DEDUCTION

     On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

     The Monthly Deduction equals:

          (i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

          (ii) a Monthly Administrative Fee of $6, which may not be increased.

     COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

     The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where

          (i)  is the current Cost of Insurance Rate as described in the Policy;

          (ii) is the death benefit at the beginning of the policy month divided by 1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

          (iii) is the Accumulation Value at the beginning of the policy month.

     If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

     The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

     The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Net Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the maximum Cost of Insurance rate shown in your Policy.

     MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

     CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-    CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE

     We will assess a charge against each Division of the Separate Account, not to exceed .0024657% on a daily basis (.90% on an annual basis) in Policy Years 1 through 10, and .0017808% on a daily basis (.65% on an annual basis) in Policy Years 11 and thereafter, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

     The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

     ADMINISTRATIVE FEE FOR TRANSFERS OR WITHDRAWAL

     We may impose an Administrative Fee equal to the lesser of $25 or 10% of the amount transferred for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial net premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25.

-    CHARGES DEDUCTED UPON SURRENDER

     If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial maximum Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

     The initial Surrender Charge is specified in the Policy and is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the 1940 Act. The Guideline Annual Premium varies based on the factors stated above. Your Policy's Surrender Charge will equal (1) the surrender charge factors shown in the table below for the Policy Year of the surrender, times (2) the lesser of (i) the Guideline Annual Premium or
     (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factor depends on the length of time the Policy has been in force, as shown in the table below:

POLICY YEAR    SURRENDER CHARGE FACTOR
------------   -----------------------
    1-5                  .30
     6                   .25
     7                   .20
     8                   .15
     9                   .10
    10                   .05
11 and after               0

     For example, if your Policy's Specified Amount were $100,000, and the resulting Guideline Annual Premium were $1,228, the Surrender Charge applied in any Policy Year would be as follows:

POLICY YEAR    SURRENDER CHARGE
-----------    ----------------
    0-5             $368.40
     6              $307.00
     7              $245.60
     8              $184.20
     9              $122.80
    10              $ 61.40
11 and after        $  0.00

     We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option I to Death Benefit Option II. The additional Surrender Charge is determined by multiplying the applicable surrender charge factor by the lesser of (1) or (2), where:

     (1)  is A times B divided by C, where:

          (a)  is the amount of the increase in the Specified Amount;

          (b) is the sum of the Cash Value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

          (c) is the Specified Amount in effect after the increase in the Specified Amount.

     (2) is the "Guideline Annual Premium" for the increase at the Attained Age of the Insured on the effective date of the increase in the Specified Amount.

     The applicable surrender charge factors are one-half the factors for the initial Surrender Charge, which are shown in the table above.

     The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year, unless there is an increase in the Specified Amount.

SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

     All applicable Surrender Charges are imposed on Surrenders.

     We will impose a pro rata Surrender Charge on withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net withdrawal by the Cash Value and multiplying the result by the amount of the then applicable Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We also will charge an administrative fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25.

     OTHER CHARGES

     We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes we pay on the assets attributable to that Division.

     Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

POLICY RIGHTS

-    SURRENDERS

     By written request, you may surrender or exchange the Policy under Code
     Section 1035 for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits.")

-    WITHDRAWALS

     By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. We also will deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt.

     Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

     - The Policy's Cash Value will be reduced by the amount of the withdrawal;

     - The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

     - Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

     The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

     If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $10,000.

     If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

     You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment", "Policy Changes" and "Payment of Benefits.")

-    SYSTEMATIC DISBURSEMENTS PROGRAM

     The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value. We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

     In order to be eligible to participate in the Program your policy must qualify as follows:

     -    There must be a minimum of $25,000 Surrender Value in the policy.

     -    The policy must have reached its fifth policy anniversary.

     - The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

     -    The minimum systematic disbursement amount must be at least $100.

     If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for "manual" withdrawals from the Policy are modified or changed as follows:

     - You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

     - The fee that you will be charged will be the Administrative Fee of $25.

     - Withdrawals and loans made through the Program will be made "pro-rata", that is, amounts to be withdrawn or moved to the General Account as loan collateral will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.

     - The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

     - Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make "manual" withdrawals as permitted in the Withdrawals section of the prospectus.

     - Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.

     When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.

-    GRACE PERIOD

     If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. This amount must be sufficient to cover the monthly Deduction for at least three policy months following the reinstatement date and any unpaid monthly administrative charges. We call this "lapse pending status".

     We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

     The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

     If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-    REINSTATEMENT OF A LAPSED POLICY

     If the Policy terminates as provided in its Grace Period, you may reinstate it. To reinstate the Policy, the following conditions must be met:

     -    The Policy has not been fully surrendered.

     - You must apply for reinstatement within 5 years after the date of termination.

     - We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.

     - The premium payment you make must be sufficient, after deduction of the state tax charge, to cover the Monthly Deductions for three policy months after the reinstatement date plus any due and unpaid monthly administration charges.

     - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

     - Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments.")

-    RIGHT TO DEFER PAYMENT

     Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1)when the New York Stock Exchange is closed (except holidays or weekends); (2)when trading on the Exchange is restricted;
     (3)when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or
     (4)during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

     We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.

     Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-    POLICY LOANS

     We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

     We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

     Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 6%.

     We will charge interest on any outstanding Policy Debt. There are two types of loans available. The interest rate on a Type A loan is 6%, compounded annually. The interest rate on a Type B loan is 8%, compounded annually. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

     If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

     You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the premium frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in accordance with your allocation instructions on file.

     An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-    POLICY CHANGES

     You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

     INCREASE OR DECREASE IN SPECIFIED AMOUNT

     You may increase the Specified Amount at any time after the Policy has been issued so long as you are under attained age 85 or you may decrease the Specified Amount after the first Policy Year. You must send a written request to our Service Office. However:

     -    Any increase or decrease must be at least $25,000.

     -    Any increase or decrease will affect your cost of insurance charge.

     - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

     - Any increase will require a supplemental application and satisfactory evidence of insurability.

     - Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase or decrease.

     -    You may only decrease the Specified Amount once in every 12 months.

     -    Any increase will result in a new Surrender Charge.

     -    No decrease may decrease the Specified Amount below $25,000.

     - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

     - Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters").

     CHANGE IN DEATH BENEFIT OPTION

     Any change in the Death Benefit Option is subject to the following conditions:

     - The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

     -    There will be no change in the Surrender Charge.

     -    Evidence of insurability may be required.

     - Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

     - Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

     The minimum Specified Amount after a change in Death Benefit option is $25,000.

     (See "Surrender Charge" and "Right of Policy Examination.")

-    RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

     The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 20 days of delivery of the Policy to you, within 45 days of the date you signed the application for insurance, or within 20 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to the Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return within seven days, all payments we received on the Policy to the person who remitted the funds. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-    MATURITY BENEFIT

     While the Policy is in force, we will pay to the owner the Surrender Value on the Maturity Date. The benefit may be paid in a lump sum or under a Settlement option.

-    SUPPLEMENTAL BENEFITS

     The supplemental benefits currently available as riders to the Policy include the following:

     - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP LifeAmerica will pay the death benefit set forth in the rider to the named Beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

     - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

     - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event if accidental death, subject to the terms of the rider.

     - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount Subject to the terms of the Rider.

     - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

     - WAIVER OF SPECIFIED PREMIUM RIDER--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

     - EXCHANGE OF INSURED RIDER--allows you to exchange the Policy for a reissued policy on the life of a substitute insured, subject to the terms of the rider.

     - TERMINAL ILLNESS ACCELERATED BENEFIT RIDER--provides for an advance of up to 50% of a Policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

     - OTHER INSURED TERM RIDER--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

     - PRIMARY INSURED TERM RIDER--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

     Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.

DEATH BENEFIT

The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")

POLICY SETTLEMENT

We will pay proceeds in whole or in part in the form of a lump sum of the Settlement Options which we may make available upon the death of the Insured or upon Surrender or upon maturity.

You may contact us at any time for information on currently available Settlement Options.

ADDITIONAL INFORMATION

-    REPORTS TO POLICYOWNERS

     We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

     1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

     2.   A statement of all premiums paid and all charges incurred;

     3.   The balance of outstanding Policy Loans for the previous Policy year;

     4.   Any reports required by the 1940 Act.

     We will promptly mail confirmation notices at the time of the following transactions:

     1.   Policy placement;

     2.   receipt of premium payments;

     3.   initial allocation among Divisions on the Allocation Date;

     4.   transfers among Divisions;

     5.   change of premium allocation;

     6.   change between Death Benefit Option 1 and Option 2;

     7.   increases or decreases in Specified Amount;

     8.   withdrawals, surrenders or loans;

     9.   receipt of loan repayments;

     10.  reinstatements; and

     11.  redemptions due to insufficient funds.

-    RIGHT TO INSTRUCT VOTING OF FUND SHARES

     In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

     We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

     We will vote Portfolio shares for which we do not receive timely instructions, subject to requirements determined by us to help assure that instructions actually received from Policyowners can be considered to be a sample that would be fairly representative of instructions from Policyowners who did not respond, and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

     Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company, Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the Fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

-    DISREGARD OF VOTING INSTRUCTIONS

     When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

     We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-    STATE REGULATION

     Lincoln Life & Annuity Company of New York is governed under the laws of the state of New York and is regulated and supervised by the New York Superintendent of Insurance. Periodically, the Superintendent examines the assets and liabilities of the Company and Separate Account JA-B and verifies their adequacy.

     In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

     The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-    LEGAL MATTERS

     In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings. In some instances, these proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

-    FINANCIAL STATEMENTS

     The financial statements of the Separate Account and the financial statements of the Company are located in the SAI. Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

-    EMPLOYMENT BENEFIT PLANS

     Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

TAX MATTERS

-    GENERAL

     Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-    FEDERAL TAX STATUS OF THE COMPANY

     We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

     Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

-    LIFE INSURANCE QUALIFICATION

     The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

     Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

     The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

     We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

     A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured persons and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

     The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

     If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

     We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

     Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

     If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

     If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

     A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

     To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

     The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to you.

     Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

     Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

     If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

     In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

     The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisers about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of Notice 89-25.

     The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

     Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

     Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

     The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

     Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.

     The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-    CHARGES FOR COMPANY INCOME TAXES

     We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

     Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

MISCELLANEOUS POLICY PROVISIONS

-    THE POLICY

     The Policy you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

     Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

     We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-    PAYMENT OF BENEFITS

     All benefits are payable at our Service Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.

-    SUICIDE AND INCONTESTABILITY

     SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

     INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

-    PROTECTION OF PROCEEDS

     To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-    NONPARTICIPATION

     The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

-    CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

     Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

     The Policy may also be assigned. No assignment of the Policy will be binding on us unless made in writing and sent to us at our Service Office. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-    MISSTATEMENTS

     If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

                       THIS PAGE INTENTIONALLY LEFT BLANK

APPENDIX A

-    ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

     Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross, after tax annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-8 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the Surrender Charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

     The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted and that the Mortality and Expense Risk charge is charged at current rates. The current cost of insurance rates are based on the sex, Issue Age, Policy Year, rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $249,999; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II Death Benefits are illustrated.

     The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charge levied against the Divisions.

     The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .54% of the aggregate average daily net assets of the Portfolios, plus a charge of .43% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2007. The .54% investment advisory fee is the arithmetic average of the individual investment advisory fees of the fifty-four Portfolios. The .43% expense figure is an arithmetic average of the expenses for the LVIP Funds, the Delaware VIP High Yield Series, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolio, the American Century Portfolios, the AFIS Portfolios, the Goldman Sachs Portfolio, the PIMCO Portfolio, the ProFunds, the DWS
     Small Cap Index VIP Portfolio and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table or in the prospectuses for the Portfolios. Expenses for the unaffiliated portfolios were provided by the investment managers for these Portfolios and the Company has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks charge which is equivalent to a charge at an annual rate of .90% of the average net assets of the Divisions for Policy Years one through ten, and .65% of the average net assets of the Divisions for Policy Years eleven and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.87%, 4.13% and 10.13%, respectively.

     The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2% State Tax Charge. The illustrations also reflect the deduction of the Monthly Deduction.

     The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account JA-B since the Company is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

     The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account JA-B, and if no policy loans have been made. The values would vary from those shown if the assumed premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

     Upon request, we will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee up to $25 for such illustrations.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
         ENSEMBLE II NY FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I                 ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40  ANNUAL RATE OF RETURN:(1)     12%   -10.13%
$100,000 INITIAL SPECIFIED AMOUNT      ASSUMED ANNUAL PREMIUM(2): $1,425

          PREMIUMS               ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    -------------------------------------   -------------------------------------
 OF    AT 4% INTEREST   ACCUMULATION      CASH       DEATH      ACCUMULATION      CASH       DEATH
YEAR      PER YEAR         VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)      VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   ---------   ----------
 1           1,482            1,226          849      100,000         1,217          840      100,000
 2           3,023            2,560        2,184      100,000         2,542        2,165      100,000
 3           4,626            4,016        3,639      100,000         3,986        3,609      100,000
 4           6,293            5,611        5,234      100,000         5,560        5,183      100,000
 5           8,027            7,372        6,996      100,000         7,278        6,901      100,000
 6           9,830            9,317        9,003      100,000         9,152        8,838      100,000
 7          11,705           11,465       11,214      100,000        11,197       10,946      100,000
 8          13,655           13,827       13,639      100,000        13,431       13,242      100,000
 9          15,684           16,435       16,309      100,000        15,873       15,747      100,000
10          17,793           19,315       19,253      100,000        18,543       18,480      100,000
15          29,675           39,157       39,157      100,000        36,619       36,619      100,000
20          44,131           71,498       71,498      100,000        65,971       65,971      100,000
25          61,719          124,529      124,529      151,926       114,655      114,655      139,879
30          83,118          209,726      209,726      243,283       192,484      192,484      223,281
35         109,153          347,107      347,107      371,404       317,337      317,337      339,551
40         140,828          570,884      570,884      599,428       520,216      520,216      546,226
45                          926,224      926,224      972,535       838,894      838,894      880,839
50                        1,480,701    1,480,701    1,554,736     1,327,415    1,327,415    1,393,785

----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.38%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY LINCOLN LIFE, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION I                 ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40  ANNUAL RATE OF RETURN:(1)      6%  4.13%
$100,000 INITIAL SPECIFIED AMOUNT      ASSUMED ANNUAL PREMIUM(2): $1,425

          PREMIUMS               ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    -------------------------------------   -------------------------------------
 OF    AT 4% INTEREST   ACCUMULATION      CASH       DEATH      ACCUMULATION      CASH       DEATH
YEAR      PER YEAR         VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)      VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   ---------   ----------
  1          1,482           1,151          775      100,000        1,143           766      100,000
  2          3,023           2,335        1,959      100,000        2,318         1,941      100,000
  3          4,626           3,553        3,177      100,000        3,526         3,150      100,000
  4          6,293           4,813        4,437      100,000        4,768         4,392      100,000
  5          8,027           6,129        5,752      100,000        6,045         5,668      100,000
  6          9,830           7,502        7,189      100,000        7,354         7,040      100,000
  7         11,705           8,937        8,686      100,000        8,697         8,446      100,000
  8         13,655          10,424       10,236      100,000       10,074         9,886      100,000
  9         15,684          11,977       11,851      100,000       11,486        11,360      100,000
 10         17,793          13,598       13,535      100,000       12,931        12,868      100,000
 15         29,675          22,902       22,902      100,000       20,839        20,839      100,000
 20         44,131          33,640       33,640      100,000       29,424        29,424      100,000
 25         61,719          45,800       45,800      100,000       38,350        38,350      100,000
 30         83,118          59,600       59,600      100,000       46,918        46,918      100,000
 35        109,153          75,975       75,975      100,000       54,080        54,080      100,000
 40        140,828          98,093       98,093      102,998       57,414        57,414      100,000
 45                        126,650      126,650      132,982       51,067        51,067      100,000
 50                        159,595      159,595      167,575        6,554         6,554      100,000

----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.38%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY LINCOLN LIFE, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION I                 ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40  ANNUAL RATE OF RETURN:(1)      0%  -1.87%
$100,000 INITIAL SPECIFIED AMOUNT      ASSUMED ANNUAL PREMIUM(2): $1,425

          PREMIUMS               ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    -------------------------------------   -------------------------------------
 OF    AT 4% INTEREST   ACCUMULATION      CASH       DEATH      ACCUMULATION      CASH       DEATH
YEAR      PER YEAR         VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)      VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   ---------   ----------
  1          1,482          1,077           701      100,000        1,069           693      100,000
  2          3,023          2,119         1,743      100,000        2,103         1,727      100,000
  3          4,626          3,127         2,750      100,000        3,103         2,727      100,000
  4          6,293          4,107         3,731      100,000        4,067         3,691      100,000
  5          8,027          5,072         4,695      100,000        4,996         4,620      100,000
  6          9,830          6,021         5,707      100,000        5,888         5,574      100,000
  7         11,705          6,955         6,704      100,000        6,741         6,490      100,000
  8         13,655          7,863         7,675      100,000        7,554         7,366      100,000
  9         15,684          8,757         8,631      100,000        8,328         8,202      100,000
 10         17,793          9,636         9,574      100,000        9,058         8,996      100,000
 15         29,675         13,778        13,778      100,000       12,105        12,105      100,000
 20         44,131         16,644        16,644      100,000       13,469        13,469      100,000
 25         61,719         17,512        17,512      100,000       12,219        12,219      100,000
 30         83,118         15,137        15,137      100,000        6,300         6,300      100,000
 35        109,153          7,003         7,003      100,000            0             0            0
 40                             0             0            0            0             0            0
 45                             0             0            0            0             0            0
 50                             0             0            0            0             0            0

----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.62%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY LINCOLN LIFE, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                 ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40   ANNUAL RATE OF RETURN:(1)     12%  10.13%
$100,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(2): $1,425

          PREMIUMS              ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    -------------------------------------   ------------------------------------
 OF    AT 4% INTEREST   ACCUMULATION      CASH        DEATH     ACCUMULATION     CASH        DEATH
YEAR      PER YEAR        VALUE(3)      VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   --------   ----------
1            1,482            1,223          846      101,223        1,214          837     101,214
2            3,023            2,550        2,174      102,550        2,531        2,155     102,531
3            4,626            3,993        3,617      103,993        3,964        3,587     103,964
4            6,293            5,570        5,194      105,570        5,519        5,143     105,519
5            8,027            7,307        6,930      107,307        7,210        6,834     107,210
6            9,830            9,219        8,906      109,219        9,046        8,732     109,046
7           11,705           11,326       11,075      111,326       11,040       10,789     111,040
8           13,655           13,633       13,444      113,633       13,205       13,016     113,205
9           15,684           16,173       16,048      116,173       15,557       15,431     115,557
10          17,793           18,972       18,909      118,972       18,110       18,047     118,110
15          29,675           37,974       37,974      137,974       34,876       34,876     134,876
20          44,131           67,530       67,530      167,530       60,046       60,046     160,046
25          61,719          113,035      113,035      213,035       97,462       97,462     197,462
30          83,118          182,622      182,622      282,622      152,171      152,171     252,171
35         109,153          288,476      288,476      388,476      230,964      230,964     330,964
40         140,828          449,086      449,086      549,086      341,938      341,938     441,938
45                          692,258      692,258      792,258      497,445      497,445     597,445
50                        1,061,619    1,061,619    1,161,619      712,161      712,161     812,161

----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.38%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY LINCOLN LIFE, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                 ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40   ANNUAL RATE OF RETURN:(1)      6%  4.13%
$100,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(2): $1,425

          PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
 END    ACCUMULATED     ------------------------------------   ------------------------------------
 OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH        DEATH
YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)      VALUE(3)    VALUE(3)   BENEFIT(3)
----   --------------   ------------   --------   ----------   ------------   --------   ----------
1            1,482          1,148          772      101,148        1,140          763      101,140
2            3,023          2,326        1,949      102,326        2,309        1,932      102,309
3            4,626          3,534        3,157      103,534        3,507        3,131      103,507
4            6,293          4,779        4,403      104,779        4,734        4,357      104,734
5            8,027          6,076        5,700      106,076        5,990        5,613      105,990
6            9,830          7,426        7,113      107,426        7,272        6,958      107,272
7           11,705          8,833        8,582      108,833        8,580        8,329      108,580
8           13,655         10,285       10,097      110,285        9,912        9,724      109,912
9           15,684         11,797       11,672      111,797       11,268       11,143      111,268
10          17,793         13,372       13,309      113,372       12,644       12,582      112,644
15          29,675         22,269       22,269      122,269       19,906       19,906      119,906
20          44,131         31,913       31,913      131,913       26,897       26,897      126,897
25          61,719         41,305       41,305      141,305       32,216       32,216      132,216
30          83,118         48,586       48,586      148,586       33,037       33,037      133,037
35         109,153         50,433       50,433      150,433       24,505       24,505      124,505
40         140,828         41,339       41,339      141,339            0            0            0
45                         12,139       12,139      112,139            0            0            0
50                              0            0            0            0            0            0

----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.38%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY LINCOLN LIFE, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                 ASSUMED HYPOTHETICAL GROSS
MALE STANDARD NON-SMOKER ISSUE AGE 40   ANNUAL RATE OF RETURN:(1)      0%  -1.87%
$100,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(2): $1,425

           PREMIUMS            ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    ------------------------------------   ------------------------------------
 OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH        DEATH
YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)      VALUE(3)    VALUE(3)   BENEFIT(3)
----   --------------   ------------   --------   ----------   ------------   --------   ----------
  1          1,482          1,074          698      101,074        1,066          690      101,066
  2          3,023          2,111        1,734      102,111        2,095        1,718      102,095
  3          4,626          3,110        2,734      103,110        3,086        2,710      103,086
  4          6,293          4,079        3,702      104,079        4,039        3,662      104,039
  5          8,027          5,030        4,653      105,030        4,953        4,576      104,953
  6          9,830          5,962        5,649      105,962        5,825        5,511      105,825
  7         11,705          6,878        6,627      106,878        6,654        6,403      106,654
  8         13,655          7,765        7,576      107,765        7,439        7,251      107,439
  9         15,684          8,634        8,509      108,634        8,179        8,053      108,179
 10         17,793          9,488        9,425      109,488        8,870        8,807      108,870
 15         29,675         13,437       13,437      113,437       11,603       11,603      111,603
 20         44,131         15,873       15,873      115,873       12,375       12,375      112,375
 25         61,719         15,889       15,889      115,889       10,174       10,174      110,174
 30         83,118         12,110       12,110      112,110        3,128        3,128      103,128
 35        109,153          2,383        2,383      102,383            0            0            0
 40                             0            0            0            0            0            0
 45                             0            0            0            0            0            0
 50                             0            0            0            0            0            0

----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.62%.

(2) Assumes a $1,425 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY LINCOLN LIFE, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       THIS PAGE INTENTIONALLY LEFT BLANK

To learn more about the Separate Account, the Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2)to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3)to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202)551-8090.

Investment Company Act of 1940 Registration File No. 811-8470
`

                            LINCOLN ENSEMBLE II VUL

                                   Offered by

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

             IN CONNECTION WITH LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM
                           VARIABLE LIFE ACCOUNT JA-B

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Lincoln Life & Annuity Company of New York Lincoln Ensemble II VUL Insurance Policy (the "Policy") offered by Lincoln Life & Annuity Company of New York (the "Company"). You may obtain a copy of the Prospectus dated April 30, 2008 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

                             DATED: APRIL 30, 2008

                                TABLE OF CONTENTS

                                                                      PAGE

Lincoln Life & Annuity Company of New York                              3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4


Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Independent Registered Public Accounting Firm                           9

Financial Statements                                                   10

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. The Company is an indirect subsidiary of Lincoln National Corporation ("LNC"), a publicly held insurance and financial services holding company (NYSE:LNC)

The Company was formed as a result of the merger of two stock life insurance company subisidiaries of LNC. On April 2, 2007, Lincoln Life & Annuity Company of New York was merged with and into the Company (which was then known as Jefferson Pilot LifeAmerica Insurance Company). Simultaneously with the merger, the Company's name was changed from Jefferson Pilot LifeAmerica Insurance Company to Lincoln Life & Annuity Company of New York.

Effective April 30, 1997, Jefferson Pilot LifeAmerica's parent company, Jefferson Pilot Financial Insurance Company (the "JP Financial"), then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, JP Financial changed its name to Jefferson Pilot Financial Insurance Company. Concurrently, the Company, then called Chubb Colonial Life Insurance Company of America, changed its name to Jefferson Pilot LifeAmerica Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into JP Financial, with JP Financial as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of JP Financial. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and JP Financial became the surviving company. At the time of the merger, JP Financial assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of JP Financial. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of JP Financial, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the JP Financial, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

Effective April 1, 2006, Jefferson-Pilot Corporation merged into and with a wholly owned subsidiary of Lincoln National Corporation as a part of the combination of the operations of the two companies. The obligations of the Company as set forth in your Policy and in the Prospectus and this Statement of Additional Information did not change as a result of the merger.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, Lincoln Financial Group provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment, and financial planning and advisory services.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP LifeAmerica Insurance Company ("JPLA") policy or a policy of any JPLA affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.


                         The LVIP S&P 500 Index Fund

The Product is not sponsored, endorsed, sold or promoted by Standard &
Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500
Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS
OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED
THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE
ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with Mellon Bank, NA, Pittsburgh, PA, to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: One Granite Place, Concord, NH 03301.

                              PRINCIPAL UNDERWRITER

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Lincoln National Corporation and is an affiliate of the Company. As a result of the merger of JPFIC into and with LNL, Lincoln Financial Distributors, Inc. ("LFD") became the distributor of the product effective May 1, 2007. From that date through December 31, 2007, LFD received $135,169 in brokerage commissions and did not retain any of these commissions. During the period from January 1, 2007 through April 30, 2007 JPVC received $72,797 in brokerage commissions and during the year ending December 31, 2006, JPVC received $72,797 in brokerage commissions and did not retain any of these commissions.



                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with LFD. Any such broker-dealers will be registered with the SEC and will be members of FINRA. We may also offer and sell policies directly.

LFD or an affiliate will pay compensation to broker-dealers that solicit applications for the policies under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to broker-dealers are not expected to exceed 90% of first year target premium and 4% of first excess premium, and 4% of target premium for the second through the fifteenth Policy Years for both renewals and excess premium. The target premium varies by sex, Issue Age, rating class of the Insured and Specified Amount. Override payments, expense allowances, and bonuses based on specific production levels may be paid. Compensation arrangements vary among broker-dealers. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Except with respect to registered representatives of its affiliated broker-dealer Jefferson Pilot Securities Corporation, LFD and its affiliates are not involved in determining that compensation arrangement, which may present its own incentives or conflicts. Override payments, expense allowances, bonuses based on specific production levels, and reimbursement for other expenses associated with the promotion and solicitation of applications for the policies may be paid. In addition, registered representatives may also be eligible for "non-cash" compensation, including expense-paid educational or training seminars involving travel and promotional merchandise and the opportunity to receive sales based incentive programs. Depending upon the particular selling arrangements, LFD or an affiliate may compensate others for distribution activities and for activities the broker-dealer is required to perform such as educating and training its personnel. The potential of receiving, or the receipt of, compensation, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to consider such compensation when considering and evaluating any recommendation relating to the Policy. All compensation is paid from our assets, which include fees and charges imposed on your Policy. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits.
Seven-day yield also does not include the effect of the premium tax charge deducted from premium payments or any applicable surrender charge. If the yield shown included those charges, the yield shown would be significantly lower.

The seven-day yield of the Money Market Division as of December 31, 2007 was 3.50%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge deducted from premium payments or any applicable surrender charge. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

                                             INCEPTION
                                                DATE      1-MONTH   3-MONTH   YTD     1-YEAR   3-YEAR   5-YEAR   10-YEAR   INCEPTION
                                           -------------  -------   -------   -----   ------   ------   ------   -------   ---------
LVIP MONEY MARKET - ST CL                       1/7/1982   0.30      0.95     4.03     4.03     3.21     1.86      2.59      4.54
AMERICAN FUNDS GROWTH-INCOME-CLASS 2(7)         2/8/1984  -1.20     -5.45     4.10     4.10     7.62    12.34      7.34     11.51
AMERICAN FUNDS GROWTH - CLASS 2(7)              2/8/1984  -0.95     -3.34    11.34    11.34    11.88    16.18     10.77     13.32
FIDELITY VIP GROWTH - INITIAL CLASS            10/9/1986   0.49      1.52    25.83    25.83    11.79    13.51      5.87     10.36
FIDELITY VIP EQUITY-INCOME - INITIAL
   CLASS                                       10/9/1986  -1.00     -6.33     0.62     0.62     7.94    12.41      5.72      9.83
FIDELITY CONTRAFUND - INITIAL CLASS             1/3/1995   0.40      0.61    16.54    16.54    14.35    16.85      9.59     13.38
MFS VIT UTILITIES - INITIAL CLASS               1/3/1995   0.57      4.56    26.75    26.75    24.06    27.11     11.87     15.14
MFS VIT RESEARCH - INITIAL CLASS               7/26/1995  -0.27     -0.03    12.19    12.19     9.48    13.24      4.42      7.48
FTVIPT TEMPLETON FOREIGN SECURITIES -
   CLASS 1                                      5/1/1992   0.36      2.21    14.75    14.75    14.86    18.58      7.37      9.73
DELAWARE VIP HIGH YIELD SERIES -
   STD CLASS                                   7/28/1988   0.26     -1.55     1.87     1.87     5.24    10.98      2.32      5.87
AMERICAN CENTURY VP INTERNATIONAL FUND          5/1/1994  -1.57     -0.81    17.00    17.00    17.62    17.99      7.17      7.81
DWS SMALL CAP INDEX VIP CLASS B(3)             8/22/1997  -0.08     -4.82    -3.04    -3.04     5.09    14.36      5.39      5.63
FIDELITY VIP MID CAP-SVC  CL 2(10)            12/28/1998   0.17     -2.47    14.31    14.31    14.20    20.31       N/A     17.63
LVIP DELAWARE GROWTH AND INCOME - SC          12/28/1981  -1.10     -4.98     4.90     4.90     6.73    11.36      3.52     10.50
LVIP DELAWARE BOND - SV CL                    12/28/1981   0.03      2.02     4.23     4.23     3.06     3.87      4.90      7.94
LVIP DELAWARE MANAGED SV CL                    4/27/1983  -0.82     -3.23     3.38     3.38     5.30     8.62      3.92      8.20
LVIP CAPITAL GROWTH - ST CL                     5/1/1992   1.45      1.21    15.71    15.71     7.66    11.24      3.82     10.30
LVIP T.ROWE PRICE GROWTH STOCK - ST CL          5/1/1995  -0.74     -2.76     7.96     7.96     8.50    12.67      3.51      7.87
LVIP S&P 500 INDEX  - ST CL(5)                  5/1/2000  -0.79     -3.60     4.29     4.29     7.40    11.53       N/A      0.65
LVIP MFS VALUE - ST CL                          5/1/1992  -0.62     -1.91     6.72     6.72    10.64    13.78      6.60     10.14
LVIP MID-CAP GROWTH - ST CL                     5/1/2001   1.42      0.91    23.55    23.55    13.29    19.03       N/A      4.96
LVIP MID-CAP VALUE - ST CL                      5/1/2001  -1.40    -10.12     0.72     0.72     8.60    15.83       N/A      8.84
LVIP SMALL-CAP INDEX - ST CL                   4/18/1986  -0.19     -4.92     3.24     3.24     8.69    13.45     -0.20      7.09
LVIP VALUE OPPORTUNITIES - ST CL                5/1/2001  -1.04     -6.62     0.89     0.89     4.72    12.90       N/A      8.83
LVIP MARSICO INTERNATIONAL GROWTH -
   ST CL                                        1/1/1998  -1.59      1.14    19.47    19.47    20.22    21.28       N/A      6.26
LVIP TEMPLETON GROWTH - ST CL                   8/1/1985  -2.06     -2.22     7.05     7.05    13.03    17.66      7.81      9.89
FTVIPT FRANKLIN SMALL CAP VALUE -
   CLASS 2(8)                                   5/1/1998   0.63     -6.36    -3.25    -3.25     6.53    14.19       N/A      6.83
AMERICAN CENTURY VP VALUE CL 2                  5/1/1996  -2.56     -9.45    -6.16    -6.16     4.61    10.58      6.63      8.69
GOLDMAN SACHS VIT CAPITAL GROWTH(2)            4/30/1998   0.82     -1.82     9.14     9.14     6.21     9.70       N/A      2.81
PIMCO TOTAL RETURN - ADMIN CL                 12/31/1997   0.22      3.58     7.79     7.79     4.05     4.04      5.07      5.07
PROFUND VP ASIA 30                              5/1/2002  -4.64      1.59    46.42    46.42    33.77    31.00       N/A     21.41
PROFUND VP EUROPE 30                          10/18/1999  -2.71     -1.58    13.55    13.55    12.31    17.16       N/A      3.18
PROFUND VP FINANCIALS                          1/22/2001  -5.34    -14.37   -19.84   -19.84    -1.33     6.07       N/A      0.69
PROFUND VP US GOVERNMENT PLUS                   5/1/2002  -1.25      8.14     9.17     9.17     3.73     2.95       N/A      5.35
PROFUND VP HEALTH CARE                         1/22/2001  -2.80     -0.45     5.63     5.63     5.00     6.45       N/A     -0.23
PROFUND VP LARGE-CAP GOWTH                      5/3/2004  -0.08     -2.02     6.00     6.00     4.65      N/A       N/A      5.10
PROFUND VP LARGE-CAP VALUE                      5/3/2004  -1.78     -5.98    -0.75    -0.75     6.02      N/A       N/A      7.97
PROFUND VP RISING RATES OPPORTUNITY             5/1/2002   1.12     -7.52    -6.05    -6.05    -2.17    -4.71       N/A     -7.74
PROFUND VP SMALL-CAP GROWTH                     5/1/2002  -0.74     -6.36     3.13     3.13     5.78    13.35       N/A      6.73
PROFUND VP SMALL-CAP VALUE                      5/1/2002  -1.31     -7.60    -8.05    -8.05     3.32    11.88       N/A      4.00
PROFUND VP TECHNOLOGY                          1/22/2001   1.12     -0.52    13.39    13.39     6.80    11.70       N/A     -6.94
VANGUARD VIF MID-CAP INDEX                      2/9/1999  -0.08     -3.65     5.19     5.19    10.23    16.24       N/A     11.17
VANGUARD VIF REIT INDEX                         2/9/1999  -5.19    -13.09   -17.35   -17.35     7.00    16.30       N/A     12.91
VANGUARD VIF SMALL COMPANY GROWTH               6/3/1996  -0.68     -4.69     2.84     2.84     5.76    13.57     11.33     10.52
FIDELITY VIP INVEST GRADE BOND PORT
  SVC CL 2(9)                                  12/5/1988   0.00      1.56     3.15     3.15     2.44     2.91      4.60      5.89
T ROWE PRICE MID-CAP GROWTH CL 2              12/31/1996   0.33     -1.50    16.17    16.17    11.58    17.34     10.40     11.05

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) Following the acquisition by Goldman Sachs Group, Inc. of the Ayco Growth Company, L.P. on 07/01/03, effective 12/18/03, the Ayco Growth Fund merged with and into the Goldman Sachs Capital Growth Fund.

(3) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares.

(4) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares.

(5) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P).

(6) The inception date of Class 2 shares, in which this Division invests, was 05/01/97. The performance shown for the period from 05/01/92 through 04/30/97 is based on the historical performance of the Portfolio's Class 1 shares. Effective 05/01/02, Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

(7) The inception date of Class 2 shares, in which the Divisions invest, was 05/01/97. The performance shown for the period from 02/08/84 though 04/30/97 is based on the historical performance of the Fund's Class 1 shares.

(8) The inception date of Class 2 shares, in which this Division invests, was 01/06/99. The performance shown for the period from 05/01/98 through 01/05/99 is based on the historical performance of the Fund's Class 1 shares.

(9) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 11/03/97 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares, and performance for periods prior to 11/03/97 is based on historical performance of the Portfolio's Initial Class shares.

(10) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 12/5/88 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares.

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account and the financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

                                    EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Michael J. Burns, FSA, MAAA, Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

                               FINANCIAL STATEMENTS

The financial statements of the Separate Account and the financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate account.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
            (Formerly Jefferson-Pilot LifeAmerica Insurance Company)

                              Financial Statements
                      For the Year Ended December 31, 2007,
             For the Periods from April 3 through December 31, 2006
                      and January 1 through April 2, 2006,
                    and for the Year Ended December 31, 2005

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                 BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                         AS OF DECEMBER 31,
                                                                       -----------------------
                                                                         2007           2006
                                                                       --------       --------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $5,767; 2006 -- $3,259)    $  5,759       $  3,294
    Equity (cost: 2007 -- $3; 2006 -- $5)                                     2              5
  Mortgage loans on real estate                                             260            251
  Policy loans                                                              387            184
  Other investments                                                           3              3
                                                                       --------       --------
  Total investments                                                       6,411          3,737
Cash and invested cash                                                      129             43
Deferred acquisition costs and value of business acquired                   799            366
Accrued investment income                                                    83             49
Reinsurance recoverables                                                    524            119
Goodwill                                                                    162            164
Other assets                                                                 84             45
Separate account assets                                                   2,284          1,752
                                                                       --------       --------
    Total assets                                                       $ 10,476       $  6,275
                                                                       ========       ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                               $  1,448       $    447
Other contract holder funds                                               4,865          3,113
Other liabilities                                                           222             91
Separate account liabilities                                              2,284          1,752
                                                                       --------       --------
    Total liabilities                                                     8,819          5,403
                                                                       --------       --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares, authorized, issued and outstanding          940            235
Retained earnings                                                           724            623
Accumulated other comprehensive income (loss)                                (7)            14
                                                                       --------       ---------
    Total stockholder's equity                                            1,657            872
                                                                       --------       ---------
      Total liabilities and stockholder's equity                       $ 10,476       $  6,275
                                                                       ========       ========

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              STATEMENTS OF INCOME
                                  (IN MILLIONS)

                                                                                 PERIOD FROM       PERIOD FROM
                                                                 FOR THE           APRIL 3          JANUARY 1         FOR THE
                                                                YEAR ENDED         THROUGH           THROUGH         YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,        APRIL 2,       DECEMBER 31,
                                                                   2007              2006              2006             2005
                                                                -----------      -----------       ------------     ------------
REVENUES
Insurance premiums                                                 $  85             $  27             $   5            $  10
Insurance fees                                                       237                89                 5               23
Net investment income                                                362               161                19               78
Realized loss                                                        (19)               (1)               --               (4)
                                                                   -----             -----             -----            -----
  Total revenues                                                     665               276                29              107
                                                                   -----             -----             -----            -----

BENEFITS AND EXPENSES
Interest credited                                                    193                95                11               48
Benefits                                                             194                43                 7               16
Underwriting, acquisition, insurance and other expenses              124                77                 6               22
                                                                   -----             -----             -----            -----
  Total benefits and expenses                                        511               215                24               86
                                                                   -----             -----             -----            -----
Income before federal income taxes                                   154                61                 5               21
Federal income taxes                                                  52                19                 2                8
                                                                   -----             -----             -----            -----
    Net income                                                     $ 102             $  42             $   3            $  13
                                                                   =====             =====             =====            =====

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (IN MILLIONS)

                                                                                       PERIOD FROM    PERIOD FROM
                                                                         FOR THE         APRIL 3        JANUARY 1       FOR THE
                                                                        YEAR ENDED       THROUGH        THROUGH        YEAR ENDED
                                                                        DECEMBER 31,    DECEMBER 31,     APRIL 2,      DECEMBER 31,
                                                                           2007            2006           2006            2005
                                                                        -----------    ------------   ------------     -----------
COMMON STOCK
Balance at beginning-of-period                                            $   235         $   235        $   181         $   181
Stock compensation                                                             --              --              1              --
Acquisition by Lincoln National Corporation:
  Sale of stockholder's equity                                                 --              --           (182)             --
  Lincoln National Corporation purchase price                                  (1)             --            233              --
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --              2              --
Capital contribution                                                          706              --             --              --
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                  940             235            235             181
                                                                          -------         -------        -------         -------

RETAINED EARNINGS
Balance at beginning-of-period                                                623             581             26              18
Acquisition by Lincoln National Corporation:
  Sale of stockholder's equity                                                 --              --            (29)             --
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --            581              --
Cumulative effect of adoption of SOP 05-1                                      (1)             --             --              --
Comprehensive income (loss)                                                    81              53             (7)             (4)
Less other comprehensive income (loss), net of tax                            (21)             11            (10)            (17)
                                                                          -------         -------        -------         -------
  Net income                                                                  102              42              3              13
Dividends declared                                                             --              --             --              (5)
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                  724             623            581              26
                                                                          -------         -------        -------         -------

NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                                 14               3             10              27
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --              3              --
Change during the period                                                      (22)             11            (10)            (17)
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                   (8)             14              3              10
                                                                          -------         -------        -------         -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                                 --              --             --              --
Change during the period                                                        1              --             --              --
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                    1              --             --              --
                                                                          -------         -------        -------         -------
      Total stockholder's equity at end-of-period                         $ 1,657         $   872        $   819         $   217
                                                                          =======         =======        =======         =======

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                            STATEMENTS OF CASH FLOWS
                                  (IN MILLIONS)

                                                                                          PERIOD FROM   PERIOD FROM
                                                                              FOR THE       APRIL 3      JANUARY 1      FOR THE
                                                                             YEAR ENDED     THROUGH       THROUGH      YEAR ENDED
                                                                            DECEMBER 31,   DECEMBER 31,   APRIL 2,     DECEMBER 31,
                                                                                2007          2006          2006          2005
                                                                            -----------   ------------  ------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $ 102         $  42         $   3         $  13
Adjustments to reconcile net income to net cash provided by operating activities:
    Deferred acquisition costs and value of business acquired deferrals
      and interest, net of amortization                                          (46)          (34)           (4)           (9)
    Change in accrued investment income                                          (23)            1            (1)            1
    Change in contract accruals                                                   49            46             1            (5)
    Change in contract holder funds                                              (51)          (12)            5            25
    Change in amounts recoverable from reinsurers                                (35)          (12)           --             1
    Change in federal income tax accruals                                         59             8             5             3
    Stock-based compensation expense                                              --            --             1            --
    Depreciation, amortization and accretion, net                                  1            (1)            1             3
    Realized loss                                                                 19             1            --             4
    Other                                                                         --            (3)           (4)            4
                                                                               -----         -----         -----         -----
      Net adjustments                                                            (27)           (6)            4            27
                                                                               -----         -----         -----         -----
        Net cash provided by operating activities                                 75            36             7            40
                                                                               -----         -----         -----         -----

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (734)         (349)           (8)         (205)
Sales of available-for-sale securities                                           143            84            12           135
Maturities of available-for-sale securities                                      550           212            16           117
Purchases of other investments                                                   (82)          (11)           --          (114)
Sales or maturities of other investments                                          79            13             4           104
Cash acquired from merger                                                         --            12            --            --
Other                                                                             --            (6)           --            (1)
                                                                               -----         -----         -----         -----
        Net cash provided by (used in) investing activities                      (44)          (45)           24            36
                                                                               -----         -----         -----         -----

CASH FLOWS FROM FINANCING ACTIVITIES
Universal life and investment contract deposits                                  541           395            27           124
Universal life and investment contract withdrawals                              (412)         (296)          (65)         (197)
Investment contract transfers                                                    (74)          (45)           --            --
Dividends paid                                                                    --            --            --            (5)
                                                                               -----         -----         -----         -----
        Net cash provided by (used in) financing activities                       55            54           (38)          (78)
                                                                               -----         -----         -----         -----
         Net increase (decrease) in cash and invested cash                        86            45            (7)           (2)
                                                                               -----         -----         -----         -----
         Cash and invested cash at beginning-of-period                            43            (2)            5             7
                                                                               -----         -----         -----         -----
            Cash and invested cash at end-of-period                            $ 129         $  43         $  (2)        $   5
                                                                               =====         =====         =====         =====

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). At that time, JPLA, a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JPFIC"), a wholly-owned subsidiary of Jefferson-Pilot, became a wholly-owned subsidiary of LNC. Associated with the merger between LNC and Jefferson-Pilot, JPLA and the predecessor Lincoln Life & Annuity Company of New York ("predecessor LLANY") were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations", excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principle Board ("APB") Opinion No. 16, "Business Combinations"("APB Opinion No. 16"), provide a source of guidance for such transactions. In accordance with APB Opinion No. 16 the financial statements are presented as if LLANY completed the merger with predecessor LLANY on April 3, 2006 and we have included the results of operations and financial condition of predecessor LLANY in our financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The financial statements for the period from January 1 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of predecessor LLANY.

Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications have no effect on net income or stockholder's equity of the prior years.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 17 for additional discussion on SAP.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions, not involving entities under common control, initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of

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securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to:
1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For asset-backed and mortgage-backed securities, included in the available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Statements of Income.

POLICY LOANS

Policy loans are carried at unpaid principal balances.

REALIZED LOSS

Realized loss includes realized gains and losses from the sale of investments and net gains and losses on reinsurance embedded derivatives on Modco reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.

See Note 5 for discussion on Derivative Instruments.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional,

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long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period to period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, we may record an adjustment to the amounts included on our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or

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unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

PROPERTY AND EQUIPMENT

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 4% and 1% of the face amount of insurance in force, and dividend expenses were $25 million, $5 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

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Universal life and variable universal life products with secondary guarantees represented approximately 15% of permanent life insurance in force as of December 31, 2007 and approximately 85% of sales for these products in 2007. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS

Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

BENEFITS

Benefits for universal life and other interest-sensitive life insurance products includes benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with GMWB and GIB. For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in the general account during 2005 through 2007 ranged from 3.00% to 9.00%.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of LNC's accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 15 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION

We are included in LNC's consolidated incentive compensation plans. We expense our portion of the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. For additional information on stock-based incentive compensation see Note 16.

INCOME TAXES

We have elected to file consolidated federal and state income tax returns with LNC and its subsidiaries. Pursuant to an

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intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007. The adoption of SOP 05-1 did not have a material impact on our financial condition or results of operations.

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

We adopted the provisions SFAS 155 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS

In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -- Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes or net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

Our employees are included in LNC's various incentive plans. LNC issues share-based compensation awards under authorized plans, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 16 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 -- "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record between a $1 million and $8 million increase to net income attributable to changes in the fair value of indexed annuities reported in our Individual Markets --Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any existing financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") -- a revision to the FASB Statement SFAS No. 141 "Business Combinations" ("SFAS 141"), which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

3. ACQUISITIONS AND REINSURANCE ASSUMPTION FROM LNL

ACQUISITIONS

JEFFERSON-PILOT MERGER

On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. Associated with the merger between LNC and Jefferson-Pilot, LLANY and predecessor were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date.

The fair value of LLANY's (formerly JPLA) net assets acquired in the merger was $232 million. Goodwill of $52 million resulted from the excess of purchase price over the fair value of net assets acquired. LNC paid a premium over the fair value of net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;

-    Broader, more balanced product portfolio;

-    Larger distribution organization; and

- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of LLANY's (formerly JPLA) net assets acquired (in millions) as of the acquisition date:

                                                                     FAIR VALUE
                                                                     ----------
Investments                                                          $    1,307
Reinsurance recoverables                                                     10
Value of business acquired                                                   66
Goodwill                                                                     52
Other assets                                                                 24
Separate account assets                                                      22
Future contract benefits and other contract holder funds                 (1,221)
Income tax liabilities                                                       (3)
Accounts payable, accruals and other liabilities                             (3)
Separate account liabilities                                                (22)
                                                                     ----------
  Total purchase price                                               $      232
                                                                     ==========

The following table summarized the sale of LLANY's (formerly JPLA) stockholder's equity (in millions) as of the acquisition date:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Investments                                                          $    1,306
Reinsurance recoverables                                                     10
Deferred acquisition costs                                                   60
Value of business acquired                                                   11
Goodwill                                                                     20
Other assets                                                                 18
Separate account assets                                                      22
Future contract benefits and other contract holder funds                 (1,201)
Income tax liabilities                                                       (9)
Accounts payable, accruals and other liabilities                             (4)
Separate account liabilities                                                (22)
                                                                     ----------
Total sale of stockholder's equity                                   $      211
                                                                     ==========
Composition of stockholder's equity sold
Common stock                                                         $      182
Retained earnings                                                            29
                                                                     ----------
                                                                     $      211
                                                                     ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                                     FAIR VALUE
                                                                     ----------
Individual Markets:
Life Insurance                                                       $       43
Annuities                                                                     9
                                                                     ----------
  Total goodwill                                                     $       52
                                                                     ==========

PREDECESSOR LLANY MERGER

The carrying value of predecessor LLANY's net assets that were merged into LLANY (formerly JPLA) was $586 million. The following table summarizes the acquired values of predecessor LLANY's net assets (in millions) as of April 3, 2006:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Investments                                                          $    2,356
Reinsurance recoverables                                                     98
Value of business acquired                                                  277
Goodwill                                                                    110
Other assets                                                                 75
Separate account assets                                                   1,348
Future contract benefits and other contract holder funds                 (2,271)
Income tax liabilities                                                      (34)
Accounts payable, accruals and other liabilities                            (25)
Separate account liabilities                                             (1,348)
                                                                     ----------
  Total net assets acquired                                          $      586
                                                                     ==========

The goodwill (in millions) that was merged into LLANY was allocated to the following segments:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Individual Markets:
Life Insurance                                                       $       93
Annuities                                                                    17
                                                                     ----------
  Total goodwill                                                     $      110
                                                                     ==========

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to predecessor LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                                                      ACQUIRED
                                                                        VALUE
                                                                     ----------
Investments                                                          $    2,510
Policy loans                                                                209
Deferred acquisition costs and value of business acquired                   366
Accrued investment income                                                    11
Reinsurance recoverables                                                    370
Other assets                                                                 22
Future contract benefits and other contract holder funds                 (2,701)
Other liabilities                                                           (83)
                                                                     ----------
  Total capital contribution                                         $      704
                                                                     ==========

The caption capital contribution, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                    AS OF DECEMBER 31, 2007
                                          -----------------------------------------
                                                       GROSS UNREALIZED
                                          AMORTIZED    -----------------     FAIR
                                             COST      GAINS      LOSSES     VALUE
                                          ---------    ------     ------     ------
  Corporate bonds                           $4,481     $   94     $   94     $4,481
  U.S. Government bonds                         31          2         --         33
  Foreign government bonds                      46          6         --         52
  Asset and mortgage-backed securities       1,169         15         32      1,152
  State and municipal bonds                     37          1         --         38
  Redeemable preferred stocks                    3         --         --          3
                                            ------     ------     ------     ------
    Total fixed maturity securities          5,767        118        126      5,759
Equity securities                                3         --          1          2
                                            ------     ------     ------     ------
    Total available-for-sale securities     $5,770     $  118     $  127     $5,761
                                            ======     ======     ======     ======

                                                   AS OF DECEMBER 31, 2006
                                          -----------------------------------------
                                                       GROSS UNREALIZED
                                          AMORTIZED    -----------------     FAIR
                                             COST      GAINS      LOSSES     VALUE
                                          ---------    ------     ------     ------
  Corporate bonds                           $2,610     $   48     $   18     $2,640
  U.S. Government bonds                         20         --         --         20
  Foreign government bonds                      15          3         --         18
  Asset and mortgage-backed securities         578          7          5        580
  State and municipal bonds                     27         --         --         27
  Redeemable preferred stocks                    3         --         --          3
  Affiliate bonds                                6         --         --          6
                                            ------     ------     ------     ------
    Total fixed maturity securities          3,259         58         23      3,294
Equity securities                                5         --         --          5
                                            ------     ------     ------     ------
    Total available-for-sale securities     $3,264     $   58     $   23     $3,299
                                            ======     ======     ======     ======

The amortized cost and fair value of available-for-sale fixed maturity securities by contractual maturities (in millions) were as follows:

                                                               AS OF DECEMBER 31, 2007
                                                            ----------------------------
                                                            AMORTIZED COST    FAIR VALUE
                                                            --------------    ----------
Due in one year or less                                         $  352          $  353
Due after one year through five years                            1,215           1,242
Due after five years through ten years                           1,239           1,241
Due after ten years                                              1,792           1,771
                                                                ------          ------
  Subtotal                                                       4,598           4,607
Asset and mortgage-backed securities                             1,169           1,152
                                                                ------          ------
    Total available-for-sale fixed maturity securities          $5,767          $5,759
                                                                ======          ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                   AS OF DECEMBER 31, 2007
                                                              ---------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              -------------------   -------------------   -------------------
                                                                         GROSS                 GROSS                 GROSS
                                                              FAIR     UNREALIZED   FAIR     UNREALIZED   FAIR     UNREALIZED
                                                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                                              ------   ----------   ------   ----------   ------   ----------
  Corporate bonds                                             $1,109     $   51     $  698     $   43     $1,807     $   94
  Foreign government bonds                                         2         --         --         --          2         --
  Asset and mortgage-backed securities                           333         24        178          8        511         32
  State and municipal bonds                                        2         --          5         --          7         --
                                                              ------     ------     ------     ------     ------     ------
    Total fixed maturity securities                            1,446         75        881         51      2,327        126
Equity securities                                                  2          1         --         --          2          1
      Total available-for-sale securities                     $1,448     $   76     $  881     $   51     $2,329     $  127
                                                              ======     ======     ======     ======     ======     ======
Total number of securities in an unrealized loss position                                                               738
                                                                                                                     ======

                                                                                   AS OF DECEMBER 31, 2006
                                                              ---------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              -------------------   -------------------   -------------------
                                                                         GROSS                 GROSS                 GROSS
                                                              FAIR     UNREALIZED   FAIR     UNREALIZED   FAIR     UNREALIZED
                                                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                                              ------   ----------   ------   ----------   ------   ----------
  Corporate bonds                                             $  523     $    5     $  438     $   13     $  961     $   18
  U.S. Government bonds                                            9         --         --         --          9         --
  Foreign government bonds                                         1         --         --         --          1         --
  Asset and mortgage-backed securities                            93         --        171          5        264          5
  State and municipal bonds                                       --         --          8         --          8         --
  Affiliate bonds                                                  6         --         --         --          6         --
                                                              ------     ------     ------     ------     ------     ------
    Total fixed maturity securities                              632          5        617         18      1,249         23
Equity securities                                                 --         --         --         --         --         --
    Total available-for-sale securities                       $  632     $    5     $  617     $   18     $1,249     $   23
                                                              ======     ======     ======     ======     ======     ======
Total number of securities in an unrealized loss position                                                               581
                                                                                                                     ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                               AS OF DECEMBER 31, 2007
                                                          ----------------------------------
                                                                      GROSS         NUMBER
                                                          FAIR      UNREALIZED        OF
                                                          VALUE       LOSSES      SECURITIES
                                                          -----     ----------    ----------
Less than six months                                       $18          $ 6            8
Six months or greater, but less than nine months            11            5           12
Nine months or greater, but less than twelve months          4            2            5
Twelve months or greater                                    23           11           16
                                                           ---          ---          ---
  Total available-for-sale securities                      $56          $24           41
                                                           ===          ===          ===

                                                                 AS OF DECEMBER 31, 2006
                                                          ----------------------------------
                                                                      GROSS         NUMBER
                                                          FAIR      UNREALIZED        OF
                                                          VALUE       LOSSES      SECURITIES
                                                          -----     ----------    ----------
Less than six months                                       $--          $--            2
Six months or greater, but less than nine months            --           --           --
Nine months or greater, but less than twelve months         --           --            1
Twelve months or greater                                    --           --            1
                                                           ---          ---           --
  Total available-for-sale securities                      $--          $--            4
                                                           ===          ===          ===

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of timesufficient for recovery, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States with the largest concentrations in Illinois, Texas and New York accounting for approximately 28% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                                 PERIOD FROM    PERIOD FROM
                                                    FOR THE        APRIL 3        JANUARY 1      FOR THE
                                                   YEAR ENDED      THROUGH         THROUGH     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,     APRIL 2,    DECEMBER 31,
                                                      2007           2006            2006         2005
                                                   -----------   ------------   -----------    -----------
Available-for-sale fixed maturity securities          $ 319          $ 140           $  17        $  73
Mortgage loans on real estate                            16             13               1            4
Policy loans                                             21              8               1            2
Invested cash                                             4              2              --           --
Other investments                                         2              1              --           --
                                                      -----          -----           -----        -----
  Total investment income                               362            164              19           79
Investment expense                                       --             (3)             --           (1)
                                                      -----          -----           -----        -----
    Net investment income                             $ 362          $ 161           $  19        $  78
                                                      =====          =====           =====        =====

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                         PERIOD FROM   PERIOD FROM
                                                            FOR THE        APRIL 3      JANUARY 1       FOR THE
                                                           YEAR ENDED      THROUGH       THROUGH       YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                              2007           2006          2006          2005
                                                          -----------    -----------   -----------    -----------
Available-for-sale fixed maturity securities:
  Gross gains                                                $   6          $   2         $  --         $  --
  Gross losses                                                 (29)            (2)           --            (4)
Gain on other investments                                       --              1            --            --
Associated amortization of DAC, VOBA, DSI, DFEL and
  changes in other contract holder funds                         4             (2)           --            --
                                                             -----          -----         ---           ---
    Total realized loss                                      $ (19)         $  (1)        $  --         $  (4)
                                                             =====          =====         ===           =====
Write-downs for other-than-temporary impairments
  included in realized loss on investments above             $ (27)         $  (2)        $  --         $  --
                                                             =====          =====         ===           ===

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments, primarily mortgage loans on real estate, were $12 million.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the United States.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $1 million as of December 31, 2007 and 2006, respectively.

5. DERIVATIVE INSTRUMENTS

We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. As of December 31, 2007 and 2006, we have embedded derivative instruments of $12 million and $2 million, respectively. The change in fair value of the embedded derivatives flows through net income as benefits on our Statements of Income. As of December 31, 2007 and 2006, we had approximately $1.1 billion and $737 million, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $43 million and $20 million, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

6. FEDERAL INCOME TAXES

Federal income tax expense (in millions) was as follows:

                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        APRIL 3      JANUARY 1        FOR THE
                                                YEAR ENDED      THROUGH       THROUGH        YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    APRIL 2,      DECEMBER 31,
                                                   2007          2006           2006           2005
                                               -----------    -----------   ------------    -----------
Current                                            $27           $(8)           $--            $ 5
Deferred                                            25            27              2              3
                                                   ---           ---            ---            ---
    Total federal income tax expense               $52           $19            $ 2            $ 8
                                                   ===           ===            ===            ===

The effective tax rate on pre-tax income was different than the prevailing corporate federal income tax rate. A reconciliation of this difference (dollars in millions) was as follows:

                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        APRIL 3       JANUARY 1      FOR THE
                                               YEAR ENDED      THROUGH        THROUGH       YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    APRIL 2,      DECEMBER 31,
                                                   2007          2006           2006           2005
                                               -----------    -----------   ------------    -----------
Tax rate of 35% times pre-tax income               $54           $21            $ 2            $ 7
Effect of:
  Tax-preferred investment income                   (2)           (1)            --             --
  Other items                                       --            (1)            --              1
                                                   ---           ---            ---            ---
    Provision for income taxes                     $52           $19            $ 2            $ 8
                                                   ===           ===            ===            ===
Effective tax rate                                  34%           31%            35%            36%

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2007        2006
                                                  ------      ------
Current                                           $  (32)     $   11
Deferred                                            (141)        (62)
                                                  ------      ------
    Total federal income tax liability            $ (173)     $  (51)
                                                  ======      ======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                   AS OF DECEMBER 31,
                                                                   ------------------
                                                                    2007        2006
                                                                   ------      ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds           $  140      $   62
Investments                                                            12           1
Capital loss carryforwards                                             --           1
Compensation and benefit plans                                          1           1
Ceding commission asset                                                 2           2
Net unrealized loss on available-for-sale securities                    1          --
Other                                                                   1           2
                                                                   ------      ------
    Total deferred tax assets                                         157          69
                                                                   ------      ------
DEFERRED TAX LIABILITIES
DAC                                                                   104          53
VOBA                                                                  176          62
Net unrealized gain on available-for-sale securities                   --          12
Other                                                                  18           4
                                                                   ------      ------
    Total deferred tax liabilities                                    298         131
                                                                   ------      ------
      Net deferred tax liability                                   $  141      $   62
                                                                   ======      ======

As of April 2, 2007, we have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. Prior to April 3, 2006, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with Jefferson-Pilot and its subsidiaries. Effective as of the merger date, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with JPFIC until April 2, 2007. Predecessor LLANY filed its tax return as part of a consolidated Federal income tax filing with its common parent, LNC.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $10 million, of which $3 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate no change to our unrecognized tax benefits within the next 12 months.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE YEAR
                                                             ENDED
                                                          DECEMBER 31,
                                                              2007
                                                         -------------
Balance at beginning-of-year                                 $  10
   Increase for prior year tax positions                         1
   Increase for current year tax positions                      11
                                                             -----
Balance at end-of-year                                       $  22
                                                             =====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the year ended December 31, 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million. We recognized no interest and penalty expense related to uncertain tax positions during the years ended December 31, 2006 and 2005. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $1 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

7. DAC, VOBA AND DSI

Changes in DAC (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                             FOR THE        APRIL 3      JANUARY 1       FOR THE
                                                                            YEAR ENDED      THROUGH       THROUGH       YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                              2007           2006           2006           2005
                                                                           -----------    -----------   ------------   -----------
Balance at beginning-of-period                                               $ 197          $  60          $  53          $  37
  Cumulative effect of adoption of SOP 05-1                                     (1)            --             --             --
  Purchase accounting adjustments                                               --            (60)            --             --
  Merger acquired value                                                         --            164             --             --
  Reinsurance assumption from LNL                                               14             --             --             --
  Deferrals                                                                    109             66              6             19
  Amortization, net of interest:
    Unlocking                                                                    1             (1)            --             (2)
    Other amortization                                                         (35)           (22)            (2)            (6)
  Adjustment related to realized (gains) losses on available-for-sale
    securities                                                                   3             (2)            --             --
  Adjustment related to unrealized (gains) losses on available-for-sale
    securities                                                                  18             (8)             3              5
                                                                             -----          -----          -----          -----
      Balance at end-of-period                                               $ 306          $ 197          $  60          $  53
                                                                             =====          =====          =====          =====

Changes in VOBA (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                            FOR THE        APRIL 3       JANUARY 1       FOR THE
                                                                           YEAR ENDED      THROUGH        THROUGH      YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                              2007           2006           2006          2005
                                                                           -----------    -----------   ------------   -----------
Balance at beginning-of-period                                               $ 169          $  12          $  11         $  12
  Purchase accounting adjustments                                               --             54             --            --
  Merger acquired value                                                         --            114             --
  Reinsurance assumption from LNL                                              352
  Deferrals                                                                      4              5             --            --
  Amortization:
    Unlocking                                                                   13              1             --            --
    Other amortization                                                         (70)           (22)            --            (2)
  Accretion of interest                                                         24              7             --            --
  Adjustment related to realized gains on available-for-sale securities          1             --             --            --
  Adjustment related to unrealized (gains) losses on available-for-sale
    securities                                                                  --             (2)             1             1
                                                                             -----          -----          -----         -----
      Balance at end-of-period                                               $ 493          $ 169          $  12         $  11
                                                                             =====          =====          =====         =====

Estimated future amortization of VOBA, net of interest, (in millions) as of December 31, 2007 was as follows:

2008                                                      $48
2009                                                       44
2010                                                       42
2011                                                       34
2012                                                       32
Thereafter                                                293
                                                         ----
    Total                                                $493
                                                         ====

Changes in DSI (in millions) were as follows:

                                                       PERIOD FROM   PERIOD FROM
                                         FOR THE        APRIL 3       JANUARY 1       FOR THE
                                        YEAR ENDED      THROUGH        THROUGH      YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                           2007           2006           2006          2005
                                        -----------    -----------   -----------    -----------
Balance at beginning-of-period             $ 11           $  2           $  2          $  1
  Purchase accounting adjustments            --              6             --            --
  Deferrals                                   4              4             --             1
  Amortization, net of interest              (1)            (1)            --            --
                                           ----           ----           ----          ----
    Balance at end-of-period               $ 14           $ 11           $  2          $  2
                                           ====           ====           ====          ====

8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), were as follows:

                                                                     PERIOD FROM     PERIOD FROM
                                                      FOR THE          APRIL 3        JANUARY 1       FOR THE
                                                     YEAR ENDED        THROUGH         THROUGH       YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,      APRIL 2,      DECEMBER 31,
                                                         2007            2006            2006           2005
                                                     -----------     -----------     -----------     -----------
Reinsurance assumed                                     $  --           $  --           $  --          $  --
Reinsurance ceded                                        (113)            (39)             (1)            (4)
                                                        -----           -----           -----          -----
  Net reinsurance premiums and fees                     $(113)          $ (39)          $  (1)         $  (4)
                                                        =====           =====           =====          =====
Reinsurance recoveries netted against benefits          $ 162           $  82           $  18          $  64
                                                        =====           =====           =====          =====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $12 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, See Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                        FOR THE YEAR ENDED DECEMBER 31, 2007
                                       ---------------------------------------
                                        BALANCE
                                           AT         PURCHASE
                                       BEGINNING-    ACCOUNTING     BALANCE AT
                                        OF-YEAR     ADJUSTMENTS    END-OF-YEAR
                                       ----------   -----------    -----------
Individual Markets:
  Life Insurance                         $ 137         $ (1)          $ 136
  Annuities                                 27           (1)             26
                                         -----         ----           -----
    Total goodwill                       $ 164         $ (2)          $ 162
                                         =====         ====           =====

                                                FOR THE YEAR ENDED DECEMBER 31, 2006
                                       ------------------------------------------------------
                                        BALANCE                     ACQUIRED
                                           AT        PURCHASE       VALUE OF
                                       BEGINNING-   ACCOUNTING     PREDECESSOR    BALANCE AT
                                        OF-YEAR     ADJUSTMENTS       LLANY       END-OF-YEAR
                                       ----------   -----------    -----------    -----------
Individual Markets:
  Life Insurance                         $  19         $  25          $  93          $ 137
  Annuities                                 --            10             17             27
                                         -----         -----          -----          -----
    Total goodwill                       $  19         $  35          $ 110          $ 164
                                         =====         =====          =====          =====

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by segment was as follows:

                                                           AS OF DECEMBER 31,
                                           ---------------------------------------------------
                                                     2007                       2006
                                           -----------------------    ------------------------
                                            GROSS                      GROSS
                                           CARRYING    ACCUMULATED    CARRYING     ACCUMULATED
                                            AMOUNT    AMORTIZATION     AMOUNT     AMORTIZATION
                                           --------   ------------    --------    ------------
Individual Markets-- Life Insurance:
  Sales force                                $7           $--            $7            $--

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2007.

10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
RETURN OF NET DEPOSITS
Separate account value                                      $1,499        $1,217
Net amount at risk(1)                                            3             1
Average attained age of contract holders                  51 YEARS      49 years
MINIMUM RETURN
Average attained age of contract holders                  76 YEARS      76 years
Guaranteed minimum return                                       5%            5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                      $1,050          $864
Net amount at risk(1)                                           11             2
Average attained age of contract holders                  64 YEARS      64 years

---------------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions) which were recorded in future contract benefits on our Balance Sheets:

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Balance at beginning-of-year                                $  1          $ --
  Changes in reserves                                         --             1
                                                            ----          ----
Balance at end-of-year                                      $  1          $  1
                                                            ====          ====

The changes to the benefit reserves amounts above are reflected in benefits on our Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                             AS OF DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Asset Type
Domestic equity                                            $1,118        $  839
International equity                                          232           148
Bonds                                                         253           190
Money market                                                  206           148
                                                           ------        ------
  Total                                                    $1,809        $1,325
                                                           ======        ======

Percent of total variable annuity separate account values      85%           81%

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                             AS OF DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Account values and other contract holder funds             $4,613        $3,041
Deferred front-end loads                                       48            32
Contract holder dividends payable                             165            32
Premium deposit funds                                          13             1
Undistributed earnings on participating business               26             7
                                                           ------        ------
Total other contract holder funds                          $4,865        $3,113
                                                           ======        ======

12. CONTINGENCIES AND COMMITMENTS

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of business, we are involved in various pending or threatened legal proceedings, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender or 2) sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2007, approximately 68% of the premiums, on the basis of SAP, were generated in New York and New Jersey.

13. STOCKHOLDER'S EQUITY

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                           PERIOD FROM   PERIOD FROM
                                                                              FOR THE        APRIL 3      JANUARY 1     FOR THE
                                                                             YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                             DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                                2007          2006          2006          2005
                                                                             -----------   -----------   -----------   -----------
UNREALIZED GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                                  $ 14          $  3          $ 10          $ 27
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                      (67)           33           (16)          (37)
  Change in DAC, VOBA and other contract holder funds                             18           (15)            3             7
  Income tax (expense) benefit                                                    15            (8)            6            10
  Less:
    Reclassification adjustment for losses included in net income                (23)           --            --            (4)
    Associated amortization of DAC, VOBA, DSI, DFEL
      and changes in other contract holder funds                                   4            (2)           --            --
    Income tax benefit                                                             7             1            --             1
                                                                                ----          ----          ----          ----
      Balance at end-of-period                                                  $ (8)         $ 14          $  3          $ 10
                                                                                ====          ====          ====          ====

UNREALIZED GAINS ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                                   $--           $--           $--           $--
Other comprehensive income (loss):
  Unrealized holding gains arising during the year                                 5            --            --            --
  Change in DAC, VOBA and other contract holder funds                             (3)           --            --            --
  Income tax expense                                                              (1)           --            --            --
                                                                                ----          ----          ----          ----
      Balance at end-of-period                                                  $  1           $--           $--           $--
                                                                                ====           =             =             =

14. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                              FOR THE       APRIL 3      JANUARY 1       FOR THE
                                                                            YEAR ENDED      THROUGH       THROUGH      YEAR ENDED
                                                                            DECEMBER 31,  DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                                2007          2006          2006           2005
                                                                            -----------   -----------   ------------   -----------
Commissions                                                                    $ 100         $  67         $   4         $  16
General and administrative expenses                                               60            38             4            13
DAC and VOBA deferrals and interest, net of amortization                         (46)          (34)           (4)           (9)
Taxes, licenses and fees                                                          10             6             2             2
                                                                               -----         -----         -----         -----
    Total underwriting, acquisition, insurance and other expenses              $ 124         $  77         $   6         $  22
                                                                               =====         =====         =====         =====

15. EMPLOYEE BENEFIT PLANS

Our employees are included in LNC's various benefit plans that provide for pension and other post-retirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including LLANY employees. Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

The plans are funded by contributions to tax-exempt trusts. LNC's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2007 and 2006, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees, including LLANY employees: supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of LNC's merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified, supplemental retirement plan for certain former employees of Jefferson-Pilot.

The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for us for 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees that attained the age of 50 by April 1, 2004, and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' postretirement plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

401(k) AND PROFIT SHARING PLANS

LNC sponsors contributory defined contribution plans for eligible U.S. employees, including employees of LLANY. Our contributions to the employees' 401(k) plan is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, our contributions to the employees' 401(k) plan on behalf of the former JPLA employees were the same as the contribution provided to eligible predecessor

LLANY participants. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with the announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to the employees' 401(k) plan effective January 1, 2008. A number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for predecessor LLANY employees and a minimum 5-year service requirement for former JPLA employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

Our expense for the 401(k) plan was not significant for the years ended December 31, 2007, 2006 and 2005.

DEFERRED COMPENSATION PLANS

LNC sponsors deferred compensation plans for certain U.S. employees, including employees of LLANY. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Our expense for these plans was not significant for the years ended December 31, 2007, 2006 and 2005.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC stock do not affect the expenses associated with this portion of the deferred compensation plans.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units -- also referred to as "restricted stock units". LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2007, 2006 and 2005.

Outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to their original terms and conditions, except that each of these stock options is now or will be exercisable for LNC common stock equal to the number of shares of Jefferson-Pilot common stock originally subject to such option multiplied by
1.0906 (rounded down to the nearest whole share), with the exercise price determined by dividing the exercise price of the Jefferson-Pilot options by
1.0906 (rounded up to the sixth decimal place). All Jefferson-Pilot employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon the closing of the merger. Grants of Jefferson-Pilot stock options in February 2006 did not vest upon closing and will generally continue to vest in one-third annual increments.

17. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the New York Department of Insurance. The New York Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of New York. The state has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis.

Our net loss as determined in accordance with SAP was $188 million for the year ended December 31, 2007. Our statutory capital and surplus was $833 million as of December 31, 2007. We utilize New York State's prescribed method for calculating annuity reserves, which caused statutory surplus to be lower than NAIC statutory surplus by $10 million as of December 31, 2007. We also use a practice permitted by the state of New York related to a more conservative valuation interest rate on certain annuities, which decreased statutory surplus by less than $1 million as of December 31, 2007. A new statutory reserving standard Actuarial Guideline VACARVM ("VACARVM") is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to lower risk-based capital ratios.

Prior to 2007, JPLA and predecessor LLANY prepared and filed separate statutory basis financial statements with the Insurance Departments of their states of domicile, New Jersey and New York, respectively. JPLA was redomiciled from New Jersey to New York, and predecessor LLANY was merged with and into JPLA in April 2007 and renamed LLANY.

Prior to 2007, JPLA prepared financial statements on the basis of SAP prescribed or permitted by the New Jersey Department of Insurance. JPLA's net loss as determined in accordance with SAP was $1 million for the period from January 1 through April 2, 2006, $26 million for the period from April 3, 2006 through December 31, 2006 and $1 million for the year ended December 31, 2005. As of December 31, 2006, JPLA's statutory capital and surplus was $69 million.

Prior to 2007, predecessor LLANY prepared financial statements on the basis of SAP prescribed or permitted by the New York Department of Insurance. Predecessor LLANY's net loss as determined in accordance with SAP for the nine months ended December 31, 2006 was $18 million. As of December 31, 2006, predecessor LLANY's statutory capital and surplus was $230 million. Predecessor LLANY utilized New York state's prescribed method for calculating annuity reserves and a permitted valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $3 million and less than $1 million as of December 31, 2006, respectively.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. No dividends were declared in 2007 or 2006.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                AS OF DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                                        2007                                2006
                                                         ------------------------------      ------------------------------
                                                         CARRYING VALUE      FAIR VALUE      CARRYING VALUE      FAIR VALUE
                                                         --------------      ----------      --------------      ----------
ASSETS
Available-for-sale securities:
  Fixed maturities                                           $ 5,759           $ 5,759           $ 3,294           $ 3,294
  Equity                                                           2                 2                 5                 5
Mortgage loans on real estate                                    260               266               251               256
Other investments                                                  3                 3                 3                 3
Cash and invested cash                                           129               129                43                43
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts               (1,240)           (1,213)           (1,279)           (1,249)
  Remaining guaranteed interest and similar contracts            (46)              (46)              (24)              (24)
  Embedded derivative instruments - living benefits              (12)              (12)               (2)               (2)

19. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and sur-vivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments).

Segment operating revenues and income from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses. Income from operations is GAAP net income excluding net realized investment gains and losses and the initial impact of the adoption of changes in accounting principles. Our management believes that operating revenues and income from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                                 PERIOD FROM   PERIOD FROM
                                     FOR THE       APRIL 3      JANUARY 1     FOR THE
                                   YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                       2007          2006          2006         2005
                                   -----------   -----------   -----------   -----------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                         $ 100         $  65         $  12        $  53
    Life Insurance                      476           152            12           48
                                      -----         -----         -----        -----
      Total Individual Markets          576           217            24          101
                                      -----         -----         -----        -----
  Employer Markets:
    Retirement Products                  58            41            --           --
    Group Protection                     29            15             4            6
                                      -----         -----         -----        -----
      Total Employer Markets             87            56             4            6
                                      -----         -----         -----        -----
    Other Operations                     21             4             1            4
Realized loss(1)                        (19)           (1)           --           (4)
                                      -----         -----         -----        -----
        Total revenues                $ 665         $ 276         $  29        $ 107
                                      =====         =====         =====        =====

---------------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                 PERIOD FROM  PERIOD FROM
                                     FOR THE       APRIL 3     JANUARY 1       FOR THE
                                   YEAR ENDED      THROUGH      THROUGH      YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,   APRIL 2,     DECEMBER 31,
                                      2007          2006          2006          2005
                                   -----------   -----------   -----------   -----------
NET INCOME
Operating income:
  Individual Markets:
    Annuities                         $  15         $  14         $   1        $   4
    Life Insurance                       80            21             2           10
                                      -----         -----         -----        -----
      Total Individual Markets           95            35             3           14
                                      -----         -----         -----        -----
  Employer Markets:
    Retirement Products                   4             2            --           --
    Group Protection                      2             2            --           --
                                      -----         -----         -----        -----
      Total Employer Markets              6             4            --           --
                                      -----         -----         -----        -----
  Other Operations                       13             4            --            2
Realized loss(1)                        (12)           (1)           --           (3)
                                      -----         -----         -----        -----
        Net income                    $ 102         $  42         $   3        $  13
                                      =====         =====         =====        =====

---------------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                              PERIOD FROM   PERIOD FROM
                                                                   FOR THE      APRIL 3      JANUARY 1      FOR THE
                                                                 YEAR ENDED     THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006          2006          2005
                                                                -----------   -----------   -----------   -----------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                                         $ 58         $ 45          $ 12          $ 52
  Life Insurance                                                     230           73             6            22
                                                                    ----         ----          ----          ----
    Total Individual Markets                                         288          118            18            74
                                                                    ----         ----          ----          ----
Employer Markets:
  Retirement Products                                                 52           37            --            --
  Group Protection                                                     2            1            --            --
                                                                    ----         ----          ----          ----
    Total Employer Markets                                            54           38            --            --
                                                                    ----         ----          ----          ----
Other Operations                                                      20            5             1             4
                                                                    ----         ----          ----          ----
      Total net investment income                                   $362         $161          $ 19          $ 78
                                                                    ====         ====          ====          ====

                                                                              PERIOD FROM   PERIOD FROM
                                                                 FOR THE        APRIL 3      JANUARY 1      FOR THE
                                                                YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006           2006          2005
                                                                -----------   -----------   -----------   -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                         $12          $ 8            $ 1           $ 4
  Life Insurance                                                     49           25              1             6
                                                                    ---          ---            ---           ---
    Total Individual Markets                                         61           33              2            10
                                                                    ---          ---            ---           ---
Employer Markets:
  Retirement Products                                                 5            4             --            --
  Group Protection                                                    1           --             --            --
                                                                    ---          ---            ---           ---
    Total Employer Markets                                            6            4             --            --
                                                                    ---          ---            ---           ---
Other Operations                                                     --           --             --            --
                                                                    ---          ---            ---           ---
      Total amortization of DAC and VOBA, net of interest           $67          $37            $ 2           $10
                                                                    ===          ===            ===           ===

                                                                              PERIOD FROM   PERIOD FROM
                                                                  FOR THE       APRIL 3      JANUARY 1      FOR THE
                                                                YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006          2006          2005
                                                                -----------   -----------   -----------   -----------
FEDERAL INCOME TAX EXPENSE
Individual Markets:
  Annuities                                                         $ 4           $ 5           $ 1           $ 2
  Life Insurance                                                     40            11             1             6
                                                                    ---           ---           ---           ---
    Total Individual Markets                                         44            16             2             8
                                                                    ---           ---           ---           ---
Employer Markets:
  Retirement Products                                                 1             1            --            --
  Group Protection                                                    1             1            --            --
                                                                    ---           ---           ---           ---
    Total Employer Markets                                            2             2            --            --
                                                                    ---           ---           ---           ---
Other Operations                                                      6             1            --            --
                                                                    ---           ---           ---           ---
      Total federal income tax expense                              $52           $19           $ 2           $ 8
                                                                    ===           ===           ===           ===

                                               AS OF DECEMBER 31,
                                             ----------------------
                                               2007           2006
                                             -------        -------
ASSETS
Individual Markets:
  Annuities                                  $ 3,059        $ 2,512
  Life Insurance                               5,478          2,383
                                             -------        -------
    Total Individual Markets                   8,537          4,895
                                             -------        -------
Employer Markets:
  Retirement Products                          1,350          1,284
  Group Protection                                 5             26
                                             -------        -------
    Total Employer Markets                     1,355          1,310
                                             -------        -------
Other Operations                                 584             70
                                             -------        -------
      Total assets                           $10,476        $ 6,275
                                             =======        =======

20. TRANSACTIONS WITH AFFILIATES

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Expenses are assigned based on specific methodologies for each function providing a service to us. The majority of the expenses are assigned based on the following methodologies: (1) assets by product; (2) assets under management;
(3) weighted number of policy applications; (4) weighted policies in force; and
(5) sales. This resulted in net payments of $54 million and $20 million for the years ended December 31, 2007 and 2006, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Balance Sheets, was $18 million and $4 million as of December 31, 2007 and 2006, respectively.

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of our general account investments. We paid fees of $4 million and $1 million for the years ended December 31, 2007 and 2006, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Statements of Income.

As of December 31, 2006, we held an LNC Senior Promissory Note with a carrying amount of $6 million, which matured in 2007 and bore an interest rate of 5.25%. As of December 31, 2007, we held no securities of LNC or its affiliates. Interest income recognized by us relating to this note was not material for the years ended December 31, 2007 and 2006.

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd. The caption insurance premiums, in the accompanying Statements of Income, was reduced for premiums paid on these contracts for the year ended December 31, 2007 by $12 million and by $6 million from April 3 through December 31, 2006. Future contract benefits on the accompanying Balance Sheets have been reduced by $43 million and $9 million as of December 31, 2007 and 2006, respectively.

21. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                                       PERIOD FROM   PERIOD FROM
                                                                           FOR THE       APRIL 3      JANUARY 1     FOR THE
                                                                          YEAR ENDED     THROUGH       THROUGH     YEAR ENDED
                                                                         DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                             2007         2006           2006         2005
                                                                         -----------   -----------   -----------   -----------
Income taxes paid (received)                                               $    (7)        $ 11        $    (3)        $  5
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and invested cash)        $    (1)        $ --        $ 1,482         $ --
    Fair value of liabilities assumed                                           --           --         (1,249)          --
                                                                           -------         ----        -------         ----
      Total purchase price                                                 $    (1)        $ --        $   233         $ --
                                                                           =======         ====        =======         ====

Sale of stockholder's equity
  Carrying value of assets                                                 $    --         $ --        $ 1,447         $ --
  Carrying value of liabilities                                                 --           --         (1,236)          --
                                                                           -------         ----        -------         ----
    Total sale of stockholder's equity                                     $    --         $ --        $   211         $ --
                                                                           =======         ====        =======         ====

Reinsurance assumption from LNL:
  Assets transferred                                                       $ 3,488         $ --        $    --         $ --
  Liabilities transferred                                                   (2,784)          --             --           --
                                                                           -------         ----        -------         ----
    Total capital contribution                                             $   704         $ --        $    --         $ --
                                                                           =======         ====        =======         ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2007 and 2006, and the related statements of income, stockholder's equity, and cash flows for the year ended December 31, 2007, for the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the year ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2007 and 2006, and the results of its operations and its cash flows for the year ended December 31, 2007, for the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.


/s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
March 18, 2008

       LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JA-B

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JA-B

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                        MORTALITY &
                                                                                                         EXPENSE
                                                          CONTRACT                      CONTRACT        GUARANTEE
                                                          PURCHASES                    REDEMPTIONS       CHARGES
                                                          DUE FROM                       DUE TO        PAYABLE TO
                                                       LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                           ANNUITY                       ANNUITY         ANNUITY
                                                           COMPANY                       COMPANY         COMPANY
SUBACCOUNT                                INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK     OF NEW YORK   NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
American Century VP International          $  479,844      $  126       $  479,970        $ --            $ 36       $  479,934
American Century VP Value Class 2              84,819          --           84,819           6               6           84,807
American Funds Growth Class 2                 280,539           1          280,540          --              21          280,519
American Funds Growth-Income Class 2          222,062          --          222,062          16              17          222,029
Delaware VIPT High Yield                       12,087           5           12,092          --              --           12,092
DWS VIP Small Cap Index Service Class         231,407          --          231,407          17              17          231,373
Fidelity VIP Contrafund                     1,980,276         394        1,980,670          --             147        1,980,523
Fidelity VIP Equity-Income                  1,316,941         264        1,317,205          --              98        1,317,107
Fidelity VIP Growth                         1,650,428       1,395        1,651,823          --             123        1,651,700
Fidelity VIP Investment
   Grade Bond Service Class 2                 330,931          --          330,931          --              24          330,907
Fidelity VIP Mid Cap Service Class 2          279,034         387          279,421          --              21          279,400
FTVIPT Franklin Small Cap Value Class 2        65,014          --           65,014           5               5           65,004
FTVIPT Templeton Foreign Securities           807,334         145          807,479          --              60          807,419
Goldman Sachs VIT Capital Growth              736,527         138          736,665          --              55          736,610
Lincoln VIPT Capital Growth                   883,297          --          883,297          81              66          883,150
Lincoln VIPT Delaware Bond Service Class      948,847         265          949,112          --              70          949,042
Lincoln VIPT Delaware Growth and
   Income Service Class                       702,955         116          703,071          --              52          703,019
Lincoln VIPT Delaware Managed
   Service Class                            1,178,617       3,396        1,182,013          --              87        1,181,926
Lincoln VIPT Marsico
   International Growth                     1,223,158          --        1,223,158         150              91        1,222,917
Lincoln VIPT MFS Value                      1,254,770          --        1,254,770         530              93        1,254,147
Lincoln VIPT Mid-Cap Growth                   394,623         119          394,742          --              29          394,713
Lincoln VIPT Mid-Cap Value                    502,337          --          502,337         145              37          502,155
Lincoln VIPT Money Market                   1,686,437         299        1,686,736          --             125        1,686,611
Lincoln VIPT S&P 500 Index                  2,864,781         452        2,865,233          --             213        2,865,020
Lincoln VIPT Small-Cap Index                  629,198          --          629,198         137              47          629,014
Lincoln VIPT T. Rowe Price
   Growth Stock                               660,391         803          661,194          --              49          661,145
Lincoln VIPT Templeton Growth                 765,451       1,390          766,841          --              57          766,784
Lincoln VIPT Value Opportunities              331,144          86          331,230          --              25          331,205
MFS VIT Research                              470,786         176          470,962          --              35          470,927
MFS VIT Utilities                             663,972         857          664,829          --              49          664,780
PIMCO VIT OPCAP Total Return                1,701,285          --        1,701,285         375             125        1,700,785
ProFund VP Asia 30                            114,537          --          114,537           8               9          114,520
ProFund VP Europe 30                           30,511          --           30,511           3               2           30,506
ProFund VP Financials                          35,005          --           35,005           2               3           35,000
ProFund VP Health Care                         43,080          --           43,080           3               3           43,074
ProFund VP Large-Cap Value                      1,128          --            1,128          --              --            1,128
ProFund VP Rising Rates Opportunity             9,820          --            9,820           2               1            9,817
ProFund VP Small-Cap Growth                     6,484          --            6,484           2              --            6,482
ProFund VP Small-Cap Value                      1,431          --            1,431          --              --            1,431
ProFund VP Technology                          37,192          --           37,192           2               3           37,187
ProFund VP U.S. Government Plus                49,986           8           49,994          --               4           49,990
T. Rowe Price Mid-Cap Growth Class II         135,009           1          135,010          --              10          135,000
Vanguard VIF Mid-Cap Index                    154,758          84          154,842          --              11          154,831
Vanguard VIF REIT Index                       212,769          --          212,769         251              16          212,502
Vanguard VIF Small Company Growth             174,529         126          174,655          --              13          174,642

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007


                                               DIVIDENDS
                                                 FROM        MORTALITY AND          NET
                                              INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                      INCOME     GUARANTEE CHARGES   INCOME (LOSS)
--------------------------------------------------------------------------------------------
American Century VP International             $ 2,880          $ (3,957)          $(1,077)
American Century VP Value Class 2               1,220              (794)              426
American Funds Growth Class 2                   1,995            (1,840)              155
American Funds Growth-Income Class 2            3,222            (1,492)            1,730
Delaware VIPT High Yield                           --               (55)              (55)
DWS VIP Small Cap Index Service Class           1,646            (2,346)             (700)
Fidelity VIP Contrafund                        17,808           (17,570)              238
Fidelity VIP Equity-Income                     24,887           (12,276)           12,611
Fidelity VIP Growth                            12,701           (14,039)           (1,338)
Fidelity VIP Investment Grade Bond Service
   Class 2                                     11,333            (2,795)            8,538
Fidelity VIP Mid Cap Service Class 2            1,265            (2,273)           (1,008)
FTVIPT Franklin Small Cap Value Class 2           220              (373)             (153)
FTVIPT Templeton Foreign Securities            16,109            (6,818)            9,291
Goldman Sachs VIT Capital Growth                1,351            (6,433)           (5,082)
JPVF Balanced                                      --            (3,316)           (3,316)
JPVF Growth                                        --            (2,344)           (2,344)
JPVF High Yield Bond                               --            (2,530)           (2,530)
JPVF Money Market                                  --            (4,755)           (4,755)
Lincoln VIPT Capital Growth                       840            (7,295)           (6,455)
Lincoln VIPT Delaware Bond Service Class       43,309            (5,635)           37,674
Lincoln VIPT Delaware Growth and Income
   Service Class                                8,167            (5,102)            3,065
Lincoln VIPT Delaware Managed Service Class    25,672            (7,390)           18,282
Lincoln VIPT Marsico International Growth       8,741            (9,990)           (1,249)
Lincoln VIPT MFS Value                         13,134           (11,643)            1,491
Lincoln VIPT Mid-Cap Growth                        --            (3,333)           (3,333)
Lincoln VIPT Mid-Cap Value                      1,716            (4,834)           (3,118)
Lincoln VIPT Money Market                      56,058           (10,452)           45,606
Lincoln VIPT S&P 500 Index                     31,276           (26,229)            5,047
Lincoln VIPT Small-Cap Index                    4,836            (6,802)           (1,966)
Lincoln VIPT T. Rowe Price Growth Stock         1,733            (5,981)           (4,248)
Lincoln VIPT Templeton Growth                  12,758            (6,711)            6,047
Lincoln VIPT Value Opportunities                2,004            (3,092)           (1,088)
MFS VIT Research                                2,960            (3,984)           (1,024)
MFS VIT Utilities                               5,643            (5,583)               60
PIMCO VIT OPCAP Total Return                   75,047           (14,063)           60,984
ProFund VP Asia 30                                 33              (439)             (406)
ProFund VP Europe 30                              126               (96)               30
ProFund VP Financials                             552              (341)              211
ProFund VP Health Care                             --              (387)             (387)
ProFund VP Large-Cap Value                          8               (11)               (3)
ProFund VP Rising Rates Opportunity               600               (93)              507
ProFund VP Small-Cap Growth                        --               (47)              (47)
ProFund VP Small-Cap Value                         --               (13)              (13)
ProFund VP Technology                              --              (278)             (278)
ProFund VP U.S. Government Plus                   505              (137)              368
T. Rowe Price Mid-Cap Growth Class II              --            (1,145)           (1,145)
Vanguard VIF Mid-Cap Index                      1,906            (1,372)              534
Vanguard VIF REIT Index                         4,809            (2,296)            2,513
Vanguard VIF Small Company Growth                 649            (1,299)             (650)

See accompanying notes.

                                                                 DIVIDENDS                        NET CHANGE      NET INCREASE
                                                                   FROM            TOTAL        IN UNREALIZED      (DECREASE)
                                               NET REALIZED    NET REALIZED    NET REALIZED    APPRECIATION OR    IN NET ASSETS
                                                GAIN (LOSS)       GAIN ON       GAIN (LOSS)      DEPRECIATION    RESULTING FROM
SUBACCOUNT                                    ON INVESTMENTS    INVESTMENTS   ON INVESTMENTS    ON INVESTMENTS     OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
American Century VP International                 $ 13,367     $     --           $ 13,367        $  57,156         $ 69,446
American Century VP Value Class 2                      455        6,969              7,424          (13,372)          (5,522)
American Funds Growth Class 2                        9,211       12,288             21,499           (6,547)          15,107
American Funds Growth-Income Class 2                 1,650        4,795              6,445           (6,704)           1,471
Delaware VIPT High Yield                              (130)          --               (130)             (43)            (228)
DWS VIP Small Cap Index Service Class                3,038       17,226             20,264          (27,368)          (7,804)
Fidelity VIP Contrafund                             78,803      475,487            554,290         (255,233)         299,295
Fidelity VIP Equity-Income                          23,426      109,771            133,197         (136,050)           9,758
Fidelity VIP Growth                                 90,001        1,352             91,353          269,958          359,973
Fidelity VIP Investment Grade Bond Service
   Class 2                                             174           --                174              971            9,683
Fidelity VIP Mid Cap Service Class 2                 1,512       21,697             23,209            9,961           32,162
FTVIPT Franklin Small Cap Value Class 2                493        2,267              2,760           (6,216)          (3,609)
FTVIPT Templeton Foreign Securities                 31,158       33,355             64,513           30,282          104,086
Goldman Sachs VIT Capital Growth                     5,589           --              5,589           60,762           61,269
JPVF Balanced                                      255,859           --            255,859         (194,143)          58,400
JPVF Growth                                        240,241           --            240,241         (182,769)          55,128
JPVF High Yield Bond                                70,290           --             70,290          (32,331)          35,429
JPVF Money Market                                   73,482           --             73,482          (47,756)          20,971
Lincoln VIPT Capital Growth                          9,017           --              9,017          114,350          116,912
Lincoln VIPT Delaware Bond Service Class              (159)          --               (159)         (12,045)          25,470
Lincoln VIPT Delaware Growth and Income
   Service Class                                      (340)          --               (340)         (12,371)          (9,646)
Lincoln VIPT Delaware Managed Service Class           (402)      26,623             26,221          (57,874)         (13,371)
Lincoln VIPT Marsico International Growth           31,236           --             31,236          169,950          199,937
Lincoln VIPT MFS Value                              41,810           --             41,810           39,580           82,881
Lincoln VIPT Mid-Cap Growth                         21,869           --             21,869           59,017           77,553
Lincoln VIPT Mid-Cap Value                          17,121           --             17,121           (9,877)           4,126
Lincoln VIPT Money Market                               --           --                 --               --           45,606
Lincoln VIPT S&P 500 Index                          66,751           --             66,751           50,638          122,436
Lincoln VIPT Small-Cap Index                       115,030           --            115,030          (80,107)          32,957
Lincoln VIPT T. Rowe Price Growth Stock             16,126           --             16,126           38,879           50,757
Lincoln VIPT Templeton Growth                       23,252           --             23,252           20,245           49,544
Lincoln VIPT Value Opportunities                     9,520           --              9,520           (4,195)           4,237
MFS VIT Research                                     7,706           --              7,706           42,947           49,629
MFS VIT Utilities                                   45,870       40,900             86,770           55,742          142,572
PIMCO VIT OPCAP Total Return                            34           --                 34           59,453          120,471
ProFund VP Asia 30                                   7,263           --              7,263            4,701           11,558
ProFund VP Europe 30                                    59           51                110              (49)              91
ProFund VP Financials                                  336           --                336           (8,501)          (7,954)
ProFund VP Health Care                                 834           --                834            1,812            2,259
ProFund VP Large-Cap Value                               3           70                 73              (78)              (8)
ProFund VP Rising Rates Opportunity                     81           --                 81           (1,468)            (880)
ProFund VP Small-Cap Growth                           (113)         593                480             (419)              14
ProFund VP Small-Cap Value                              41          245                286             (365)             (92)
ProFund VP Technology                                1,456           --              1,456            2,407            3,585
ProFund VP U.S. Government Plus                         47           --                 47            3,020            3,435
T. Rowe Price Mid-Cap Growth Class II                2,523       14,268             16,791            2,737           18,383
Vanguard VIF Mid-Cap Index                           4,561       16,053             20,614          (13,237)           7,911
Vanguard VIF REIT Index                              2,612       19,655             22,267          (69,952)         (45,172)
Vanguard VIF Small Company Growth                      809       11,458             12,267          (11,170)             447

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 2007

                                                                   AMERICAN     AMERICAN       AMERICAN
                                                    AMERICAN       CENTURY       FUNDS          FUNDS
                                                    CENTURY VP     VP VALUE      GROWTH     GROWTH-INCOME
                                                  INTERNATIONAL     CLASS 2      CLASS 2       CLASS 2
                                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                        $238,615      $ 46,866     $ 67,542       $ 99,487
Changes From Operations:
   - Net investment income (loss)                       1,757            76          307          1,006
   - Net realized gain (loss) on investments            6,840         4,543        1,906          4,757
   - Net change in unrealized appreciation
     or depreciation on investments                    52,713         5,839        6,980          9,780
                                                     --------      --------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     61,310        10,458        9,193         15,543
Changes From Unit Transactions:
   - Contract purchases                                50,349        17,570       19,995         18,453
   - Contract withdrawals                             (36,023)       (8,780)      (8,411)        (8,767)
   - Contract transfers                                17,623        19,553       77,375         18,341
                                                     --------      --------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              31,949        28,343       88,959         28,027
                                                     --------      --------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                93,259        38,801       98,152         43,570
                                                     --------      --------     --------       --------
NET ASSETS AT DECEMBER 31, 2006                       331,874        85,667      165,694        143,057
Changes From Operations:
   - Net investment income (loss)                      (1,077)          426          155          1,730
   - Net realized gain (loss) on investments           13,367         7,424       21,499          6,445
   - Net change in unrealized appreciation or
     depreciation on investments                       57,156       (13,372)      (6,547)        (6,704)
                                                     --------      --------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     69,446        (5,522)      15,107          1,471
Changes From Unit Transactions:
   - Contract purchases                                49,849        17,087       28,226         16,387
   - Contract withdrawals                             (51,541)      (10,203)     (17,738)       (10,673)
   - Contract transfers                                80,306        (2,222)      89,230         71,787
                                                     --------      --------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              78,614         4,662       99,718         77,501
                                                     --------      --------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               148,060          (860)     114,825         78,972
                                                     --------      --------     --------       --------
NET ASSETS AT DECEMBER 31, 2007                      $479,934      $ 84,807     $280,519       $222,029
                                                     ========      ========     ========       ========

See accompanying notes.

                                                                  DWS VIP
                                                   DELAWARE      SMALL CAP
                                                     VIPT      INDEX SERVICE   FIDELITY VIP    FIDELITY VIP   FIDELITY VIP
                                                  HIGH YIELD       CLASS        CONTRAFUND    EQUITY-INCOME      GROWTH
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                       $    --       $ 94,963       $1,428,996     $1,106,972     $1,372,808
Changes From Operations:
   - Net investment income (loss)                        --           (591)           6,618         29,320         (7,626)
   - Net realized gain (loss) on investments             --          6,032          169,596        159,569          5,137
   - Net change in unrealized appreciation
     or depreciation on investments                      --         10,644           (9,849)        24,419         85,757
                                                    -------       --------       ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --         16,085          166,365        213,308         83,268
Changes From Unit Transactions:
   - Contract purchases                                  --         24,137          242,737        201,567        298,985
   - Contract withdrawals                                --        (11,880)        (154,515)      (152,620)      (170,139)
   - Contract transfers                                  --            105          113,649        (34,887)       (56,690)
                                                    -------       --------       ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --         12,362          201,871         14,060         72,156
                                                    -------       --------       ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --         28,447          368,236        227,368        155,424
                                                    -------       --------       ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2006                          --        123,410        1,797,232      1,334,340      1,528,232
Changes From Operations:
   - Net investment income (loss)                       (55)          (700)             238         12,611         (1,338)
   - Net realized gain (loss) on investments           (130)        20,264          554,290        133,197         91,353
   - Net change in unrealized appreciation or
     depreciation on investments                        (43)       (27,368)        (255,233)      (136,050)       269,958
                                                    -------       --------       ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (228)        (7,804)         299,295          9,758        359,973
Changes From Unit Transactions:
   - Contract purchases                               2,514         22,903          234,829        183,879        254,953
   - Contract withdrawals                            (1,178)       (27,304)        (205,046)      (156,839)      (206,451)
   - Contract transfers                              10,984        120,168         (145,787)       (54,031)      (285,007)
                                                    -------       --------       ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            12,320        115,767         (116,004)       (26,991)      (236,505)
                                                    -------       --------       ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              12,092        107,963          183,291        (17,233)       123,468
                                                    -------       --------       ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2007                     $12,092       $231,373       $1,980,523     $1,317,107     $1,651,700
                                                    =======       ========       ==========     ==========     ==========

                                                                                        FTVIPT
                                                    FIDELITY VIP                       FRANKLIN      FTVIPT
                                                     INVESTMENT      FIDELITY VIP      SMALL CAP    TEMPLETON
                                                     GRADE BOND        MID CAP           VALUE       FOREIGN
                                                  SERVICE CLASS 2   SERVICE CLASS 2     CLASS 2    SECURITIES
                                                     SUBACCOUNT        SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                        $ 68,647           $112,947       $ 35,274     $ 569,956
Changes From Operations:
   - Net investment income (loss)                         995             (1,447)           147         3,212
   - Net realized gain (loss) on investments               (3)            24,171          4,473        14,142
   - Net change in unrealized appreciation
     or depreciation on investments                     8,117             (6,535)            92       101,591
                                                     --------           --------       --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      9,109             16,189          4,712       118,945
Changes From Unit Transactions:
   - Contract purchases                                78,469             30,698          8,568       118,657
   - Contract withdrawals                             (15,627)           (13,503)        (6,885)      (75,103)
   - Contract transfers                               134,179             77,084        (10,840)      (24,215)
                                                     --------           --------       --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             197,021             94,279         (9,157)       19,339
                                                     --------           --------       --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               206,130            110,468         (4,445)      138,284
                                                     --------           --------       --------     ---------
NET ASSETS AT DECEMBER 31, 2006                       274,777            223,415         30,829       708,240
Changes From Operations:
   - Net investment income (loss)                       8,538             (1,008)          (153)        9,291
   - Net realized gain (loss) on investments              174             23,209          2,760        64,513
   - Net change in unrealized appreciation or
     depreciation on investments                          971              9,961         (6,216)       30,282
                                                     --------           --------       --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      9,683             32,162         (3,609)      104,086
Changes From Unit Transactions:
   - Contract purchases                                64,244             38,381         13,750       109,853
   - Contract withdrawals                             (18,468)           (21,282)        (5,457)     (106,065)
   - Contract transfers                                   671              6,724         29,491        (8,695)
                                                     --------           --------       --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              46,447             23,823         37,784        (4,907)
                                                     --------           --------       --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                56,130             55,985         34,175        99,179
                                                     --------           --------       --------     ---------
NET ASSETS AT DECEMBER 31, 2007                      $330,907           $279,400       $ 65,004     $ 807,419
                                                     ========           ========       ========     =========


                                              GOLDMAN
                                             SACHS VIT                              JPVF
                                              CAPITAL       JPVF        JPVF     HIGH YIELD
                                              GROWTH      BALANCED     GROWTH       BOND
                                            SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                 $545,225  $   952,116  $ 736,952    $ 712,072
Changes From Operations:
   - Net investment income (loss)               (4,693)      13,380     (4,385)      46,042
   - Net realized gain (loss) on
     investments                                 1,746       31,097     23,137          457
   - Net change in unrealized appreciation
     or depreciation on investments             47,429       87,514     42,473       22,501
                                              --------  -----------  ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    44,482      131,991     61,225       69,000
Changes From Unit Transactions:
   - Contract purchases                         97,220      239,489    144,069      150,805
   - Contract withdrawals                      (32,870)    (140,178)   (84,618)    (103,811)
   - Contract transfers                         13,919      (50,087)   (73,765)      35,081
                                              --------  -----------  ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             78,269       49,224    (14,314)      82,075
                                              --------  -----------  ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS        122,751      181,215     46,911      151,075
                                              --------  -----------  ---------    ---------
NET ASSETS AT DECEMBER 31, 2006                667,976    1,133,331    783,863      863,147
Changes From Operations:
   - Net investment income (loss)               (5,082)      (3,316)    (2,344)      (2,530)
   - Net realized gain (loss) on
     investments                                 5,589      255,859    240,241       70,290
   - Net change in unrealized appreciation
     or depreciation on investments             60,762     (194,143)  (182,769)     (32,331)
                                              --------  -----------  ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    61,269       58,400     55,128       35,429
Changes From Unit Transactions:
   - Contract purchases                         39,004       79,103     44,817       51,851
   - Contract withdrawals                      (48,054)     (44,941)   (41,473)     (40,553)
   - Contract transfers                         16,415   (1,225,893)  (842,335)    (909,874)
                                              --------  -----------  ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              7,365   (1,191,731)  (838,991)    (898,576)
                                              --------  -----------  ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         68,634   (1,133,331)  (783,863)    (863,147)
                                              --------  -----------  ---------    ---------
NET ASSETS AT DECEMBER 31, 2007               $736,610  $        --  $      --    $      --
                                              ========  ===========  =========    =========

                                                                                      LINCOLN VIPT     LINCOLN
                                                            LINCOLN    LINCOLN VIPT     DELAWARE         VIPT
                                                             VIPT        DELAWARE      GROWTH AND      DELAWARE
                                                JPVF        CAPITAL        BOND          INCOME        MANAGED
                                            MONEY MARKET    GROWTH    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                             SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                $ 1,722,027   $ 734,678     $     --       $     --      $       --
Changes From Operations:
   - Net investment income (loss)                 31,768      (6,609)          --             --              --
   - Net realized gain (loss) on
     investments                                  10,540       1,048           --             --              --
   - Net change in unrealized appreciation
     or depreciation on investments               17,461      34,968           --             --              --
                                             -----------   ---------     --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      59,769      29,407           --             --              --
Changes From Unit Transactions:
   - Contract purchases                          332,426     161,616           --             --              --
   - Contract withdrawals                       (233,310)    (98,281)          --             --              --
   - Contract transfers                         (226,765)    (50,003)          --             --              --
                                             -----------   ---------     --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (127,649)     13,332           --             --              --
                                             -----------   ---------     --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (67,880)     42,739           --             --              --
                                             -----------   ---------     --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2006                1,654,147     777,417           --             --              --
Changes From Operations:
   - Net investment income (loss)                 (4,755)     (6,455)      37,674          3,065          18,282
   - Net realized gain (loss) on
     investments                                  73,482       9,017         (159)          (340)         26,221
   - Net change in unrealized appreciation
     or depreciation on investments              (47,756)    114,350      (12,045)       (12,371)        (57,874)
                                             -----------   ---------     --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      20,971     116,912       25,470         (9,646)        (13,371)
Changes From Unit Transactions:
   - Contract purchases                          129,616     148,217       89,679         77,519         146,525
   - Contract withdrawals                        (76,978)   (122,001)     (84,151)       (65,263)       (117,108)
   - Contract transfers                       (1,727,756)    (37,395)     918,044        700,409       1,165,880
                                             -----------   ---------     --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS           (1,675,118)    (11,179)     923,572        712,665       1,195,297
                                             -----------   ---------     --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,654,147)    105,733      949,042        703,019       1,181,926
                                             -----------   ---------     --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2007              $        --   $ 883,150     $949,042       $703,019      $1,181,926
                                             ===========   =========     ========       ========      ==========

                                               LINCOLN
                                                 VIPT
                                               MARSICO     LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT
                                            INTERNATIONAL       MFS         MID-CAP       MID-CAP
                                                GROWTH         VALUE        GROWTH         VALUE
                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                 $  623,571    $  991,269     $292,179      $451,383
Changes From Operations:
   - Net investment income (loss)                 (6,728)        2,907       (2,959)       (4,328)
   - Net realized gain (loss) on
     investments                                  20,562       103,921       17,883        75,788
   - Net change in unrealized appreciation
     or depreciation on investments              149,208        85,156        2,845         2,516
                                              ----------    ----------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     163,042       191,984       17,769        73,976
Changes From Unit Transactions:
   - Contract purchases                          169,950       204,297       60,982        95,520
   - Contract withdrawals                        (95,515)     (131,544)     (37,383)      (58,171)
   - Contract transfers                           92,965       (24,081)      16,606       (36,915)
                                              ----------    ----------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              167,400        48,672       40,205           434
                                              ----------    ----------     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          330,442       240,656       57,974        74,410
                                              ----------    ----------     --------      --------
NET ASSETS AT DECEMBER 31, 2006                  954,013     1,231,925      350,153       525,793
Changes From Operations:
   - Net investment income (loss)                 (1,249)        1,491       (3,333)       (3,118)
   - Net realized gain (loss) on
     investments                                  31,236        41,810       21,869        17,121
   - Net change in unrealized appreciation
     or depreciation on investments              169,950        39,580       59,017        (9,877)
                                              ----------    ----------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     199,937        82,881       77,553         4,126
Changes From Unit Transactions:
   - Contract purchases                          148,871       173,390       50,398        66,479
   - Contract withdrawals                       (118,610)     (141,527)     (56,977)      (67,452)
   - Contract transfers                           38,706       (92,522)     (26,414)      (26,791)
                                              ----------    ----------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               68,967       (60,659)     (32,993)      (27,764)
                                              ----------    ----------     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          268,904        22,222       44,560       (23,638)
                                              ----------    ----------     --------      --------
NET ASSETS AT DECEMBER 31, 2007               $1,222,917    $1,254,147     $394,713      $502,155
                                              ==========    ==========     ========      ========

                                                                                           LINCOLN
                                                                                           VIPT T.
                                               LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT  ROWE PRICE
                                                   MONEY         S&P         SMALL-CAP     GROWTH
                                                  MARKET      500 INDEX        INDEX        STOCK
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $       --    $2,647,764     $ 776,088    $597,108
Changes From Operations:
   - Net investment income (loss)                       --        15,602        (7,627)     (4,082)
   - Net realized gain (loss) on investments            --        79,117        26,461         382
   - Net change in unrealized appreciation or
     depreciation on investments                        --       257,984        77,775      74,233
                                                ----------    ----------     ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                            --       352,703        96,609      70,533
Changes From Unit Transactions:
   - Contract purchases                                 --       539,924       123,367     123,183
   - Contract withdrawals                               --      (311,693)      (96,856)    (72,041)
   - Contract transfers                                 --      (403,568)      (28,530)    (62,136)
                                                ----------    ----------     ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                     --      (175,337)       (2,019)    (10,994)
                                                ----------    ----------     ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --       177,366        94,590      59,539
                                                ----------    ----------     ---------    --------
NET ASSETS AT DECEMBER 31, 2006                         --     2,825,130       870,678     656,647
Changes From Operations:
   - Net investment income (loss)                   45,606         5,047        (1,966)     (4,248)
   - Net realized gain (loss) on investments            --        66,751       115,030      16,126
   - Net change in unrealized appreciation or
     depreciation on investments                        --        50,638       (80,107)     38,879
                                                ----------    ----------     ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        45,606       122,436        32,957      50,757
Changes From Unit Transactions:
   - Contract purchases                            301,302       450,618       109,283      99,816
   - Contract withdrawals                         (165,813)     (307,233)      (93,344)    (94,486)
   - Contract transfers                          1,505,516      (225,931)     (290,560)    (51,589)
                                                ----------    ----------     ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,641,005       (82,546)     (274,621)    (46,259)
                                                ----------    ----------     ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,686,611        39,890      (241,664)      4,498
                                                ----------    ----------     ---------    --------
NET ASSETS AT DECEMBER 31, 2007                 $1,686,611    $2,865,020     $ 629,014    $661,145
                                                ==========    ==========     =========    ========

                                                 LINCOLN     LINCOLN
                                                  VIPT         VIPT                                 PIMCO VIT
                                                TEMPLETON     VALUE         MFS VIT    MFS VIT         OPCAP
                                                 GROWTH    OPPORTUNITIES   RESEARCH   UTILITIES    TOTAL RETURN
                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $493,068      $301,177     $375,725    $437,346    $1,335,425
Changes From Operations:
   - Net investment income (loss)                  3,130        (2,946)      (1,536)      5,392        50,740
   - Net realized gain (loss) on investments      54,573        38,361        4,521      38,880         6,271
   - Net change in unrealized appreciation or
     depreciation on investments                  78,623        (7,154)      31,737      83,929       (14,690)
                                                --------      --------     --------    --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     136,326        28,261       34,722     128,201        42,321
Changes From Unit Transactions:
   - Contract purchases                           75,331        63,723       94,270      96,397       323,778
   - Contract withdrawals                        (59,259)      (38,996)     (56,325)    (61,101)     (196,940)
   - Contract transfers                           61,553        (4,456)     (34,080)    (41,660)       18,985
                                                --------      --------     --------    --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               77,625        20,271        3,865      (6,364)      145,823
                                                --------      --------     --------    --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          213,951        48,532       38,587     121,837       188,144
                                                --------      --------     --------    --------    ----------
NET ASSETS AT DECEMBER 31, 2006                  707,019       349,709      414,312     559,183     1,523,569
Changes From Operations:
   - Net investment income (loss)                  6,047        (1,088)      (1,024)         60        60,984
   - Net realized gain (loss) on investments      23,252         9,520        7,706      86,770            34
   - Net change in unrealized appreciation or
     depreciation on investments                  20,245        (4,195)      42,947      55,742        59,453
                                                --------      --------     --------    --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      49,544         4,237       49,629     142,572       120,471
Changes From Unit Transactions:
   - Contract purchases                           85,604        52,025       80,154      87,483       281,043
   - Contract withdrawals                        (63,424)      (53,445)     (54,971)    (69,689)     (211,667)
   - Contract transfers                          (11,959)      (21,321)     (18,197)    (54,769)      (12,631)
                                                --------      --------     --------    --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               10,221       (22,741)       6,986     (36,975)       56,745
                                                --------      --------     --------    --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           59,765       (18,504)      56,615     105,597       177,216
                                                --------      --------     --------    --------    ----------
NET ASSETS AT DECEMBER 31, 2007                 $766,784      $331,205     $470,927    $664,780    $1,700,785
                                                ========      ========     ========    ========    ==========

                                                 PROFUND
                                                   VP      PROFUND VP  PROFUND VP   PROFUND VP
                                                 ASIA 30    EUROPE 30  FINANCIALS  HEALTH CARE
                                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $     --     $   306     $20,345     $34,937
Changes From Operations:
   - Net investment income (loss)                     69           2         (90)       (330)
   - Net realized gain (loss) on investments         368          14         390         370
   - Net change in unrealized appreciation or
     depreciation on investments                   3,289         166       4,054       1,073
                                                --------     -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       3,726         182       4,354       1,113
Changes From Unit Transactions:
   - Contract purchases                            1,099         341       4,731       9,428
   - Contract withdrawals                           (949)       (178)     (2,414)     (4,458)
   - Contract transfers                           17,895       2,128      11,890        (556)
                                                --------     -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               18,045       2,291      14,207       4,414
                                                --------     -------     -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS           21,771       2,473      18,561       5,527
                                                --------     -------     -------     -------
NET ASSETS AT DECEMBER 31, 2006                   21,771       2,779      38,906      40,464
Changes From Operations:
   - Net investment income (loss)                   (406)         30         211        (387)
   - Net realized gain (loss) on investments       7,263         110         336         834
   - Net change in unrealized appreciation or
     depreciation on investments                   4,701         (49)     (8,501)      1,812
                                                --------     -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      11,558          91      (7,954)      2,259
Changes From Unit Transactions:
   - Contract purchases                            8,877       2,163       4,277       7,367
   - Contract withdrawals                         (4,261)     (1,335)     (2,383)     (7,147)
   - Contract transfers                           76,575      26,808       2,154         131
                                                --------     -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               81,191      27,636       4,048         351
                                                --------     -------     -------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS           92,749      27,727      (3,906)      2,610
                                                --------     -------     -------     -------
NET ASSETS AT DECEMBER 31, 2007                 $114,520     $30,506     $35,000     $43,074
                                                ========     =======     =======     =======

                                                                        PROFUND VP
                                               PROFUND VP  PROFUND VP     RISING    PROFUND VP
                                                LARGE-CAP   LARGE-CAP     RATES      SMALL-CAP
                                                 GROWTH       VALUE    OPPORTUNITY    GROWTH
                                               SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ --     $  205      $ 34,600       $3,612
Changes From Operations:
   - Net investment income (loss)                   --         --           254           (1)
   - Net realized gain (loss) on investments        (1)        10         1,432        1,127
   - Net change in unrealized appreciation or
     depreciation on investments                    --         51           170         (752)
                                                  ----     ------      --------       ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (1)        61         1,856          374
Changes From Unit Transactions:
   - Contract purchases                             31         46            33        1,176
   - Contract withdrawals                           --        (27)       (1,421)        (351)
   - Contract transfers                            (30)       882       (24,836)         727
                                                  ----     ------      --------       ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  1        901       (26,224)       1,552
                                                  ----     ------      --------       ------
TOTAL INCREASE (DECREASE) IN NET ASSETS             --        962       (24,368)       1,926
                                                  ----     ------      --------       ------
NET ASSETS AT DECEMBER 31, 2006                     --      1,167        10,232        5,538
Changes From Operations:
   - Net investment income (loss)                   --         (3)          507          (47)
   - Net realized gain (loss) on investments        --         73            81          480
   - Net change in unrealized appreciation or
     depreciation on investments                    --        (78)       (1,468)        (419)
                                                  ----     ------      --------       ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        --         (8)         (880)          14
Changes From Unit Transactions:
   - Contract purchases                             --         44            47        1,178
   - Contract withdrawals                           --        (79)       (1,089)        (277)
   - Contract transfers                             --          4         1,507           29
                                                  ----     ------      --------       ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 --        (31)          465          930
                                                  ----     ------      --------       ------
TOTAL INCREASE (DECREASE) IN NET ASSETS             --        (39)         (415)         944
                                                  ----     ------      --------       ------
NET ASSETS AT DECEMBER 31, 2007                   $ --     $1,128      $  9,817       $6,482
                                                  ====     ======      ========       ======

                                                                         PROFUND   T. ROWE PRICE   VANGUARD    VANGUARD    VANGUARD
                                               PROFUND VP                VP U.S.      MID-CAP         VIF         VIF      VIF SMALL
                                                SMALL-CAP  PROFUND VP  GOVERNMENT      GROWTH       MID-CAP      REIT       COMPANY
                                                  VALUE    TECHNOLOGY     PLUS        CLASS II       INDEX       INDEX      GROWTH
                                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $   --     $ 20,706     $ 3,567      $101,213     $112,519    $ 91,745    $ 95,051
Changes From Operations:
   - Net investment income (loss)                    --         (269)        146          (967)         182       2,131        (596)
   - Net realized gain (loss) on investments         84        2,701         (87)       16,957        9,303      14,877      12,477
   - Net change in unrealized appreciation or
     depreciation on investments                     55         (464)        (51)      (10,629)       5,946      34,640      (2,690)
                                                 ------     --------     -------      --------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        139        1,968           8         5,361       15,431      51,648       9,191
Changes From Unit Transactions:
   - Contract purchases                              --       10,248       3,175        32,652       29,112      41,838      30,448
   - Contract withdrawals                          (254)      (3,632)       (367)      (19,793)     (16,260)    (18,780)    (13,988)
   - Contract transfers                           1,779        4,096      (1,586)       (9,464)       3,014      90,814         359
                                                 ------     --------     -------      --------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,525       10,712       1,222         3,395       15,866     113,872      16,819
                                                 ------     --------     -------      --------     --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,664       12,680       1,230         8,756       31,297     165,520      26,010
                                                 ------     --------     -------      --------     --------    --------    --------
NET ASSETS AT DECEMBER 31, 2006                   1,664       33,386       4,797       109,969      143,816     257,265     121,061
Changes From Operations:
   - Net investment income (loss)                   (13)        (278)        368        (1,145)         534       2,513        (650)
   - Net realized gain (loss) on investments        286        1,456          47        16,791       20,614      22,267      12,267
   - Net change in unrealized appreciation or
     depreciation on investments                   (365)       2,407       3,020         2,737      (13,237)    (69,952)    (11,170)
                                                 ------     --------     -------      --------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (92)       3,585       3,435        18,383        7,911     (45,172)        447
Changes From Unit Transactions:
   - Contract purchases                              --       10,293       1,496        32,742       28,537      39,558      35,350
   - Contract withdrawals                          (225)     (15,211)     (1,348)      (20,886)     (21,948)    (19,401)    (21,691)
   - Contract transfers                              84        5,134      41,610        (5,208)      (3,485)    (19,748)     39,475
                                                 ------     --------     -------      --------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (141)         216      41,758         6,648        3,104         409      53,134
                                                 ------     --------     -------      --------     --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (233)       3,801      45,193        25,031       11,015     (44,763)     53,581
                                                 ------     --------     -------      --------     --------    --------    --------
NET ASSETS AT DECEMBER 31, 2007                  $1,431     $ 37,187     $49,990      $135,000     $154,831    $212,502    $174,642
                                                 ======     ========     =======      ========     ========    ========    ========

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B, formerly JPF Separate Account B (the Variable Account), is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account offers one product (Lincoln Ensemble II VUL) at one fee rate.

The assets of the Variable Account are owned by the Company. The portion of Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of forty-six mutual funds (the Funds) of thirteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Century  Variable  Portfolios,  Inc.  (American  Century VP):
     American Century VP International Portfolio
     American Century VP Value Class 2 Portfolio

American Funds Insurance Series (American Funds):
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
     Delaware VIPT High Yield Series

DWS Scudder Investments VIT Funds (DWS VIP):
     DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Portfolio
     Fidelity VIP Equity-Income Portfolio
     Fidelity VIP Growth Portfolio
     Fidelity VIP Investment Grade Bond Service Class 2 Portfolio
     Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Small Cap Value Class 2 Fund
     FTVIPT Templeton Foreign Securities Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     Goldman Sachs VIT Capital Growth Fund

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
     Lincoln VIPT Capital Growth Fund
     Lincoln VIPT Delaware Bond Service Class Fund
     Lincoln VIPT Delaware Growth and Income Service Class Fund
     Lincoln VIPT Delaware Managed Service Class Fund
     Lincoln VIPT Marsico International Growth Fund
     Lincoln VIPT MFS Value Fund
     Lincoln VIPT Mid-Cap Growth Fund
     Lincoln VIPT Mid-Cap Value Fund
     Lincoln VIPT Money Market Fund
     Lincoln VIPT S&P 500 Index Fund
     Lincoln VIPT Small-Cap Index Fund
     Lincoln VIPT T. Rowe Price Growth Stock Fund
     Lincoln VIPT Templeton Growth Fund
     Lincoln VIPT Value Opportunities Fund

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Research Series
     MFS VIT Utilities Series

PIMCO Advisors VIT (PIMCO VIT OPCAP):
     PIMCO VIT OPCAP Total Return Portfolio

ProFunds VP (ProFund VP):
     ProFund VP Asia 30 Fund
     ProFund VP Europe 30 Fund
     ProFund VP Financials Fund
     ProFund VP Health Care Fund
     ProFund VP Large-Cap Growth Fund**
     ProFund VP Large-Cap Value Fund
     ProFund VP Rising Rates Opportunity Fund
     ProFund VP Small-Cap Growth Fund
     ProFund VP Small-Cap Value Fund
     ProFund VP Technology Fund
     ProFund VP U.S. Government Plus Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):
     T. Rowe Price Mid-Cap Growth Class II Portfolio

Vanguard Variable Insurance Fund (Vanguard VIF):
     Vanguard VIF Mid-Cap Index Portfolio
     Vanguard VIF REIT Index Portfolio
     Vanguard VIF Small Company Growth Portfolio

*    Denotes an affiliate of the Company

**   Available fund with no money invested at December 31, 2007.

Investment in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2006, the ProFund Asia 30 Fund became available as an investment option for Variable Account Contract owners. Accordingly, the 2006 statement of changes in net assets and total return and investment income ratios in Note 3 for this subaccount are for the period from the commencement of operations to December 31, 2006.

During 2007, the Delaware VIPT High Yield Fund became available as an investment option for Variable Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in Note 3 for this subaccount are for the period from the commencement of operations to December 31, 2007.

During 2007, the JPVF Balanced Fund merged into the Lincoln VIPT Delaware Managed Service Class Fund, the JPVF Growth Fund merged into the Lincoln VIPT Delaware Growth and Income Service Class Fund, the JPVF High Yield Bond Fund merged into the Lincoln VIPT Delaware Bond Service Class Fund and the JPVF Money Market Fund merged into the Lincoln VIPT Money Market Fund.

During 2007, Lincoln Life & Annuity Company of New York merged into Jefferson Pilot LifeAmerica Insurance Company. Jefferson Pilot LifeAmerica Insurance Company was renamed Lincoln Life & Annuity Company of New York. Pursuant to the merger (merger), the segregated investment account, JPF Separate Account B, was renamed Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B. The merger did not affect the assets and liabilities of the segregated investment account, Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B. The following funds changed their name as part of the merger:

FUND NAME BEFORE MERGER         FUND NAME AFTER MERGER
------------------------------------------------------------------------------
JPVF Capital Growth Fund        Lincoln VIPT Capital Growth Fund
JPVF International Equity Fund  Lincoln VIPT Marsico International Growth Fund
JPVF Mid-Cap Growth Fund        Lincoln VIPT Mid-Cap Growth Fund
JPVF Mid-Cap Value Fund         Lincoln VIPT Mid-Cap Value Fund
JPVF S&P 500 Index Fund         Lincoln VIPT S&P 500 Index Fund
JPVF Small Company Fund         Lincoln VIPT Small-Cap Index Fund
JPVF Small-Cap Value Fund       Lincoln VIPT Value Opportunities Fund
JPVF Strategic Growth Fund      Lincoln VIPT T. Rowe Price Growth Stock Fund
JPVF Value Fund                 Lincoln VIPT MFS Value Fund
JPVF World Growth Stock Fund    Lincoln VIPT Templeton Growth Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at an annual rate of 0.90% of the current value of the Variable Account each day for the first ten years and 0.65% thereafter. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2007 and 2006 amounted to $79,061 and $89,055, respectively.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company may charge a monthly administrative fee for items such as premium billings and collection, policy value calculations, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. No administrative fees were assessed for the years ended December 31, 2007 and 2006.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The Company charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2007 and 2006 amounted to $2,345,350 and $2,405,430, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. There were no transfer charges for the years ended December 31, 2007 and 2006.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2007 and 2006 were $8,633 and $16,213, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                                                                           INVESTMENT
                  COMMENCEMENT                             UNITS                   TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    FEE RATE(2) UNIT VALUE  OUTSTANDING  NET ASSETS  RETURN(3)  RATIO(4)
-----------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL
            2007                   0.90%      $18.21       26,350     $479,934    17.00%      0.66%
            2006                   0.90%       15.57       21,318      331,874    23.90%      1.53%
            2005                   0.90%       12.56       18,991      238,615    12.24%      1.15%
            2004                   0.90%       11.19       22,042      246,715    13.89%      0.49%
            2003                   0.90%        9.83       16,862      165,722    23.40%      0.50%

AMERICAN CENTURY VP VALUE CLASS 2
            2007                   0.90%       17.26        4,914       84,807    -6.16%      1.38%
            2006                   0.90%       18.39        4,658       85,667    17.40%      1.03%
            2005                   0.90%       15.66        2,992       46,866     3.92%      0.69%
            2004                   0.90%       15.08        2,621       39,513    13.15%      0.74%
            2003                   0.90%       13.32        1,815       24,189    27.66%      0.47%

AMERICAN FUNDS GROWTH CLASS 2
            2007                   0.90%       16.54       16,960      280,519    11.34%      0.98%
            2006                   0.90%       14.86       11,154      165,694     9.23%      1.22%
            2005                   0.90%       13.60        4,966       67,542    15.15%      0.83%
            2004                   0.90%       11.81        3,292       38,879    11.49%      0.26%
            2003  9/8/03           0.90%       10.59          130        1,381     5.94%      0.00%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2007                   0.90%       14.73       15,071      222,029     4.10%      1.94%
            2006                   0.90%       14.15       10,108      143,057    14.17%      1.78%
            2005                   0.90%       12.40        8,026       99,487     4.89%      1.46%
            2004                   0.90%       11.82        6,768       79,981     9.38%      1.51%
            2003  9/8/03           0.90%       10.81          117        1,270     8.05%      1.15%

DELAWARE VIPT HIGH YIELD
            2007  5/2/07           0.90%        9.77        1,237       12,092    -2.24%      0.00%

                                                                                            INVESTMENT
                  COMMENCEMENT                             UNITS                   TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    FEE RATE(2) UNIT VALUE  OUTSTANDING  NET ASSETS  RETURN(3)   RATIO(4)
-------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX SERVICE CLASS
            2007                   0.90%      $20.44       11,321    $  231,373   -3.04%       0.63%
            2006                   0.90%       21.08        5,855       123,410   16.14%       0.37%
            2005                   0.90%       18.15        5,232        94,963    3.06%       0.40%
            2004                   0.90%       17.61        4,969        87,506   16.42%       0.17%
            2003                   0.90%       15.13        2,770        41,895   44.75%       0.66%

FIDELITY VIP CONTRAFUND
            2007                   0.90%       23.34       84,839     1,980,523   16.54%       0.91%
            2006                   0.90%       20.03       89,720     1,797,232   10.71%       1.30%
            2005                   0.90%       18.09       78,980     1,428,996   15.89%       0.28%
            2004                   0.90%       15.61       76,707     1,197,463   14.44%       0.32%
            2003                   0.90%       13.64       68,718       937,413   27.31%       0.48%

FIDELITY VIP EQUITY-INCOME
            2007                   0.90%       18.36       71,746     1,317,107    0.62%       1.82%
            2006                   0.90%       18.24       73,136     1,334,340   19.11%       3.34%
            2005                   0.90%       15.32       72,271     1,106,972    4.92%       1.65%
            2004                   0.90%       14.60       79,842     1,165,506   10.53%       1.45%
            2003                   0.90%       13.21       71,825       948,628   29.16%       1.89%

FIDELITY VIP GROWTH
            2007                   0.90%       14.84      111,310     1,651,700   25.83%       0.81%
            2006                   0.90%       11.79      129,589     1,528,232    5.89%       0.37%
            2005                   0.90%       11.14      123,266     1,372,808    4.85%       0.48%
            2004                   0.90%       10.62      123,345     1,310,008    2.45%       0.25%
            2003                   0.90%       10.37      108,039     1,120,033   31.66%       0.27%

FIDELITY VIP INVESTMENT GRADE BOND SERVICE CLASS 2
            2007                   0.90%       11.37       29,098       330,907    3.15%       3.65%
            2006                   0.90%       11.02       24,924       274,777    3.20%       1.37%
            2005                   0.90%       10.68        6,426        68,647    0.98%       3.03%
            2004                   0.90%       10.58        4,892        51,742    3.25%       0.65%
            2003     9/8/03        0.90%       10.25          257         2,630    2.45%       0.00%

FIDELITY VIP MID CAP SERVICE CLASS 2
            2007                   0.90%       20.68       13,508       279,400   14.30%       0.50%
            2006                   0.90%       18.10       12,346       223,415   11.39%       0.18%
            2005                   0.90%       16.25        6,953       112,947   16.96%       0.00%
            2004                   0.90%       13.89        3,080        42,788   23.54%       0.00%
            2003     9/8/03        0.90%       11.24          795         8,951   12.43%       0.00%

FTVIPT FRANKLIN SMALL CAP VALUE CLASS 2
            2007                   0.90%       17.26        3,767        65,004   -3.25%       0.53%
            2006                   0.90%       17.84        1,728        30,829   15.93%       0.59%
            2005                   0.90%       15.39        2,292        35,274    7.79%       0.66%
            2004                   0.90%       14.28        1,318        18,818   22.63%       0.27%
            2003     9/25/03       0.90%       11.64           52           603   16.39%       0.00%

FTVIPT TEMPLETON FOREIGN SECURITIES
            2007                   0.90%       21.08       38,300       807,419   14.75%       2.13%
            2006                   0.90%       18.37       38,551       708,240   20.60%       1.41%
            2005                   0.90%       15.23       37,416       569,956    9.49%       1.31%
            2004                   0.90%       13.91       36,549       508,451   17.81%       1.15%
            2003                   0.90%       11.81       30,980       365,847   31.37%       1.92%

GOLDMAN SACHS VIT CAPITAL GROWTH
            2007                   0.90%       10.69       68,922       736,610    9.14%       0.19%
            2006                   0.90%        9.79       68,215       667,976    7.58%       0.13%
            2005                   0.90%        9.10       59,903       545,225    2.02%       0.14%
            2004                   0.90%        8.92       64,588       576,178    8.11%       0.76%
            2003     12/19/03      0.90%        8.25       54,858       452,685    2.21%       0.00%

JPVF BALANCED
            2006                   0.90%       17.63       64,273     1,133,331   13.27%       2.19%
            2005                   0.90%       15.57       61,163       952,116    4.43%       2.10%
            2004                   0.90%       14.90       56,486       841,923    8.63%       1.58%
            2003                   0.90%       13.72       44,796       614,684   13.02%       2.07%

                                                                                            INVESTMENT
                  COMMENCEMENT                             UNITS                   TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    FEE RATE(2) UNIT VALUE  OUTSTANDING  NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------
JPVF GROWTH
            2006                  0.90%       $17.44       44,950    $  783,863    8.11%       0.34%
            2005                  0.90%        16.13       45,688       736,952   12.93%       0.00%
            2004                  0.90%        14.28       47,945       684,755   10.83%       0.00%
            2003                  0.90%        12.89       40,178       517,792   29.68%       0.00%

JPVF HIGH YIELD BOND
            2006                  0.90%        14.66       58,894       863,147    9.34%       6.97%
            2005                  0.90%        13.40       53,123       712,072    0.84%       6.76%
            2004                  0.90%        13.29       53,049       705,091    8.08%       6.19%
            2003                  0.90%        12.30       41,071       505,115   18.45%       6.58%

JPVF MONEY MARKET
            2006                  0.90%        11.62      142,412     1,654,147    3.69%       2.83%
            2005                  0.90%        11.20      153,727     1,722,027    1.81%       0.76%
            2004                  0.90%        11.00      134,698     1,481,968   -0.12%       0.70%
            2003                  0.90%        11.02      122,678     1,351,350   -0.31%       1.19%

LINCOLN VIPT CAPITAL GROWTH
            2007                  0.90%        12.14       72,760       883,150   15.71%       0.10%
            2006                  0.90%        10.49       74,113       777,417    3.85%       0.00%
            2005                  0.90%        10.10       72,738       734,678    3.84%       0.13%
            2004                  0.90%         9.73       76,201       741,176    8.49%       0.00%
            2003                  0.90%         8.97       64,061       574,366   25.84%       0.00%

LINCOLN VIPT DELAWARE BOND SERVICE CLASS
            2007  4/27/07         0.90%        15.68       60,513       949,042    2.77%       4.70%

LINCOLN VIPT DELAWARE GROWTH AND INCOME SERVICE CLASS
            2007  4/27/07         0.90%        18.40       38,207       703,019   -1.35%       0.98%

LINCOLN VIPT DELAWARE MANAGED SERVICE CLASS
            2007  4/27/07         0.90%        18.32       64,515     1,181,926   -1.14%       2.12%

LINCOLN VIPT MARSICO INTERNATIONAL GROWTH
            2007                  0.90%        17.41       70,247     1,222,917   19.47%       0.79%
            2006                  0.90%        14.57       65,468       954,013   22.85%       0.07%
            2005                  0.90%        11.86       52,571       623,571   18.39%       0.52%
            2004                  0.90%        10.02       48,959       490,483   15.96%       0.26%
            2003                  0.90%         8.64       41,400       357,665   30.20%       1.05%

LINCOLN VIPT MFS VALUE
            2007                  0.90%        19.27       65,088     1,254,147    6.72%       1.02%
            2006                  0.90%        18.05       68,232     1,231,925   18.58%       1.17%
            2005                  0.90%        15.23       65,106       991,269    7.02%       1.20%
            2004                  0.90%        14.23       67,557       961,050   10.85%       0.92%
            2003                  0.90%        12.84       59,634       765,357   27.03%       0.92%

LINCOLN VIPT MID-CAP GROWTH
            2007                  0.90%        18.15       21,750       394,713   23.55%       0.00%
            2006                  0.90%        14.69       23,838       350,153    5.76%       0.00%
            2005                  0.90%        13.89       21,037       292,179   11.27%       0.00%
            2004                  0.90%        12.48       22,779       284,318   10.84%       0.00%
            2003                  0.90%        11.26       18,530       208,671   48.25%       0.00%

LINCOLN VIPT MID-CAP VALUE
            2007                  0.90%        18.06       27,811       502,155    0.72%       0.32%
            2006                  0.90%        17.93       29,330       525,793   16.63%       0.00%
            2005                  0.90%        15.37       29,367       451,383    9.03%       0.00%
            2004                  0.90%        14.10       30,554       430,704   14.77%       0.00%
            2003                  0.90%        12.28       26,205       321,868   41.86%       0.00%

LINCOLN VIPT MONEY MARKET
            2007  4/27/07         0.90%        12.08      139,597     1,686,611    2.70%       3.28%

LINCOLN VIPT S&P 500 INDEX
            2007                  0.90%        14.56      196,762     2,865,020    4.29%       1.07%
            2006                  0.90%        13.96      202,342     2,825,130   14.48%       1.50%
            2005                  0.90%        12.20      217,106     2,647,764    3.76%       1.63%
            2004                  0.90%        11.75      215,915     2,537,738    9.56%       1.19%
            2003                  0.90%        10.73      190,620     2,044,936   27.15%       1.25%

                                                                                            INVESTMENT
                  COMMENCEMENT                             UNITS                   TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    FEE RATE(2) UNIT VALUE  OUTSTANDING  NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------
LINCOLN VIPT SMALL-CAP INDEX
            2007                  0.90%       $12.62       49,860    $  629,014    3.24%       0.64%
            2006                  0.90%        12.22       71,256       870,678   12.06%       0.00%
            2005                  0.90%        10.90       71,176       776,088   10.96%       0.00%
            2004                  0.90%         9.83       70,670       694,378    5.26%       0.00%
            2003                  0.90%         9.34       65,022       606,996   39.07%       0.00%

LINCOLN VIPT T. ROWE PRICE GROWTH STOCK
            2007                  0.90%        12.45       53,094       661,145    7.96%       0.26%
            2006                  0.90%        11.53       56,929       656,647   12.31%       0.23%
            2005                  0.90%        10.27       58,141       597,108    5.34%       0.46%
            2004                  0.90%         9.75       55,792       543,878    8.68%       0.00%
            2003                  0.90%         8.97       45,189       405,360   30.82%       0.00%

LINCOLN VIPT TEMPLETON GROWTH
            2007                  0.90%        23.22       33,023       766,784    7.05%       1.71%
            2006                  0.90%        21.69       32,594       707,019   25.00%       1.41%
            2005                  0.90%        17.35       28,413       493,068    7.91%       1.37%
            2004                  0.90%        16.08       29,617       476,250   17.50%       1.03%
            2003                  0.90%        13.69       24,527       335,680   32.89%       2.28%

LINCOLN VIPT VALUE OPPORTUNITIES
            2007                  0.90%        16.13       20,538       331,205    0.89%       0.58%
            2006                  0.90%        15.98       21,878       349,709    9.28%       0.00%
            2005                  0.90%        14.63       20,591       301,177    4.16%       0.00%
            2004                  0.90%        14.04       23,924       335,915   18.70%       0.00%
            2003                  0.90%        11.83       20,791       245,944   34.57%       0.00%

MFS VIT RESEARCH
            2007                  0.90%        14.31       32,914       470,927   12.19%       0.67%
            2006                  0.90%        12.75       32,487       414,312    9.48%       0.51%
            2005                  0.90%        11.65       32,256       375,725    6.84%       0.46%
            2004                  0.90%        10.90       29,224       318,603   14.81%       1.04%
            2003                  0.90%         9.50       24,897       236,423   23.59%       0.63%

MFS VIT UTILITIES
            2007                  0.90%        27.05       24,579       664,780   26.75%       0.91%
            2006                  0.90%        21.34       26,206       559,183   30.08%       2.03%
            2005                  0.90%        16.40       26,662       437,346   15.79%       0.59%
            2004                  0.90%        14.16       26,104       369,756   29.03%       1.42%
            2003                  0.90%        10.98       21,949       240,955   34.68%       2.12%

PIMCO VIT OPCAP TOTAL RETURN
            2007                  0.90%        13.37      127,164     1,700,785    7.79%       4.81%
            2006                  0.90%        12.41      122,784     1,523,569    2.92%       4.43%
            2005                  0.90%        12.06      110,763     1,335,425    1.54%       3.42%
            2004                  0.90%        11.87      113,896     1,352,287    3.95%       1.89%
            2003                  0.90%        11.42       97,798     1,117,086    4.10%       2.87%

PROFUND VP ASIA 30
            2007                  0.90%        19.85        5,770       114,520   46.42%       0.07%
            2006  1/3/06          0.90%        13.56        1,606        21,771   35.55%       0.57%

PROFUND VP EUROPE 30
            2007                  0.90%        14.18        2,152        30,506   13.55%       1.18%
            2006                  0.90%        12.48          223         2,779   16.45%       0.22%
            2005  2/14/05         0.90%        10.72           28           306    7.21%       0.00%

PROFUND VP FINANCIALS
            2007                  0.90%        13.50        2,593        35,000  -19.84%       1.46%
            2006                  0.90%        16.84        2,310        38,906   16.30%       0.58%
            2005                  0.90%        14.48        1,405        20,345    3.06%       0.85%
            2004                  0.90%        14.06          733        10,306    9.35%       0.31%
            2003                  0.90%        12.85          455         5,852   27.83%       0.25%

PROFUND VP HEALTH CARE
            2007                  0.90%        13.35        3,226        43,074    5.63%       0.00%
            2006                  0.90%        12.64        3,201        40,464    4.30%       0.00%
            2005                  0.90%        12.12        2,882        34,937    5.07%       0.00%
            2004                  0.90%        11.54        2,533        29,220    1.44%       0.00%
            2003                  0.90%        11.37        1,483        16,867   16.37%       0.00%

                                                                                            INVESTMENT
                  COMMENCEMENT                             UNITS                   TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    FEE RATE(2) UNIT VALUE  OUTSTANDING  NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
            2007                  0.90%       $11.69           96      $  1,128   -0.75%       0.68%
            2006                  0.90%        11.78           99         1,167   17.60%       0.00%
            2005  11/18/05        0.90%        10.02           20           205    0.19%       0.00%

PROFUND VP RISING RATES OPPORTUNITY
            2007                  0.90%         8.15        1,204         9,817   -6.05%       5.79%
            2006                  0.90%         8.68        1,179        10,232    9.16%       1.80%
            2005                  0.90%         7.95        4,352        34,600   -8.72%       0.00%
            2004  6/22/04         0.90%         8.70           99           861  -12.92%       0.00%

PROFUND VP SMALL-CAP GROWTH
            2007                  0.90%        13.93          465         6,482    3.13%       0.00%
            2006                  0.90%        13.51          410         5,538    7.68%       0.00%
            2005                  0.90%        12.55          288         3,612    6.58%       0.00%
            2004  9/1/04          0.90%        11.78           79           931   17.72%       0.00%

PROFUND VP SMALL-CAP VALUE
            2007                  0.90%        11.94          120         1,431   -8.05%       0.00%
            2006                  0.90%        12.98          128         1,664   16.35%       0.00%
            2005  4/22/05         0.90%        11.16           --            --   11.57%       0.00%

PROFUND VP TECHNOLOGY
            2007                  0.90%        16.90        2,200        37,187   13.39%       0.00%
            2006                  0.90%        14.91        2,239        33,386    7.10%       0.00%
            2005                  0.90%        13.92        1,487        20,706    0.32%       0.36%
            2004                  0.90%        13.88        1,430        19,847   -1.32%       0.00%
            2003                  0.90%        14.06        1,013        14,251   44.66%       0.00%

PROFUND VP U.S. GOVERNMENT PLUS
            2007                  0.90%        10.01        4,994        49,990    9.17%       3.33%
            2006                  0.90%         9.16          523         4,797   -5.38%       3.49%
            2005  6/3/05          0.90%         9.69          368         3,567   -3.15%       1.23%

T. ROWE PRICE MID-CAP GROWTH CLASS II
            2007                  0.90%        22.77        5,929       135,000   16.17%       0.00%
            2006                  0.90%        19.60        5,610       109,969    5.43%       0.00%
            2005                  0.90%        18.59        5,444       101,213   13.41%       0.00%
            2004                  0.90%        16.39        4,544        74,480   16.99%       0.00%
            2003                  0.90%        14.01        2,517        35,270   36.86%       0.00%

VANGUARD VIF MID-CAP INDEX
            2007                  0.90%        22.00        7,039       154,831    5.19%       1.25%
            2006                  0.90%        20.91        6,878       143,816   12.73%       1.04%
            2005                  0.90%        18.55        6,066       112,519   12.96%       0.96%
            2004                  0.90%        16.42        4,814        79,046   19.24%       0.71%
            2003                  0.90%        13.77        3,051        42,018   32.86%       0.99%

VANGUARD VIF REIT INDEX
            2007                  0.90%        20.62       10,306       212,502  -17.35%       1.89%
            2006                  0.90%        24.95       10,312       257,265   33.72%       2.02%
            2005                  0.90%        18.66        4,917        91,745   10.84%       2.75%
            2004                  0.90%        16.83        4,261        71,711   29.34%       1.88%
            2003                  0.90%        13.02        1,932        25,146   34.27%       1.49%

VANGUARD VIF SMALL COMPANY GROWTH
            2007                  0.90%        19.49        8,961       174,642    2.84%       0.45%
            2006                  0.90%        18.95        6,388       121,061    9.22%       0.35%
            2005                  0.90%        17.35        5,478        95,051    5.31%       0.00%
            2004                  0.90%        16.47        4,168        68,665   14.26%       0.07%
            2003                  0.90%        14.42        1,533        22,111   39.81%       0.01%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                         AGGREGATE    AGGREGATE
                                                          COST OF     PROCEEDS
SUBACCOUNT                                               PURCHASES   FROM SALES
-------------------------------------------------------------------------------
American Century VP International                       $  119,155   $   41,662
American Century VP Value Class 2                           18,678        6,599
American Funds Growth Class 2                              263,489      151,308
American Funds Growth-Income Class 2                        95,205       11,146
Delaware VIPT High Yield                                    23,016       10,756
DWS VIP Small Cap Index Service Class                      179,597       47,265
Fidelity VIP Contrafund                                    642,988      283,376
Fidelity VIP Equity-Income                                 226,493      134,305
Fidelity VIP Growth                                        218,989      456,497
Fidelity VIP Investment Grade Bond Service Class 2          85,670       30,661
Fidelity VIP Mid Cap Service Class 2                        69,499       25,353
FTVIPT Franklin Small Cap Value Class 2                     43,964        4,056
FTVIPT Templeton Foreign Securities                        142,510      104,819
Goldman Sachs VIT Capital Growth                            29,786       27,586
JPVF Balanced                                               32,382    1,227,330
JPVF Growth                                                 28,375      870,650
JPVF High Yield Bond                                        37,387      938,493
JPVF Money Market                                          202,591    1,892,159
Lincoln VIPT Capital Growth                                 89,368      107,681
Lincoln VIPT Delaware Bond Service Class                 1,019,354       58,303
Lincoln VIPT Delaware Growth and Income Service Class      901,306      185,640
Lincoln VIPT Delaware Managed Service Class              1,329,250       92,357
Lincoln VIPT Marsico International Growth                  158,383       89,448
Lincoln VIPT MFS Value                                      98,546      157,030
Lincoln VIPT Mid-Cap Growth                                 33,481       69,872
Lincoln VIPT Mid-Cap Value                                  41,308       71,994
Lincoln VIPT Money Market                                2,097,956      411,519
Lincoln VIPT S&P 500 Index                                 248,179      326,841
Lincoln VIPT Small-Cap Index                               100,664      376,989
Lincoln VIPT T. Rowe Price Growth Stock                     57,930      109,059
Lincoln VIPT Templeton Growth                               96,700       82,985
Lincoln VIPT Value Opportunities                            29,282       53,167
MFS VIT Research                                            44,990       39,092
MFS VIT Utilities                                          122,990      119,661
PIMCO VIT OPCAP Total Return                               486,924      368,537
ProFund VP Asia 30                                         146,676       65,874
ProFund VP Europe 30                                        28,879        1,157
ProFund VP Financials                                        7,104        2,835
ProFund VP Health Care                                       6,543        6,563
ProFund VP Large-Cap Value                                      88           52
ProFund VP Rising Rates Opportunity                          6,954        5,979
ProFund VP Small-Cap Growth                                  4,616        3,138
ProFund VP Small-Cap Value                                   1,083          992
ProFund VP Technology                                       19,983       20,040
ProFund VP U.S. Government Plus                             43,865        1,743
T. Rowe Price Mid-Cap Growth Class II                       33,623       13,833
Vanguard VIF Mid-Cap Index                                  46,159       26,531
Vanguard VIF REIT Index                                     77,389       49,638
Vanguard VIF Small Company Growth                           82,646       18,812

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                    NET
                                                         SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                               OWNED     VALUE    OF SHARES   COST OF SHARES
------------------------------------------------------------------------------------------------------
American Century VP International                        40,459   $11.86   $  479,844     $  308,933
American Century VP Value Class 2                        11,370     7.46       84,819         88,868
American Funds Growth Class 2                             4,205    66.72      280,539        270,886
American Funds Growth-Income Class 2                      5,255    42.26      222,062        210,509
Delaware VIPT High Yield                                  2,031     5.95       12,087         12,130
DWS VIP Small Cap Index Service Class                    15,742    14.70      231,407        231,408
Fidelity VIP Contrafund                                  70,978    27.90    1,980,276      1,836,146
Fidelity VIP Equity-Income                               55,079    23.91    1,316,941      1,266,053
Fidelity VIP Growth                                      36,579    45.12    1,650,428      1,218,352
Fidelity VIP Investment Grade Bond Service Class 2       26,390    12.54      330,931        322,333
Fidelity VIP Mid Cap Service Class 2                      7,831    35.63      279,034        257,977
FTVIPT Franklin Small Cap Value Class 2                   3,802    17.10       65,014         67,748
FTVIPT Templeton Foreign Securities                      39,229    20.58      807,334        567,360
Goldman Sachs VIT Capital Growth                         57,858    12.73      736,527        569,958
Lincoln VIPT Capital Growth                              32,107    27.51      883,297        728,669
Lincoln VIPT Delaware Bond Service Class                 74,854    12.68      948,847        960,892
Lincoln VIPT Delaware Growth and Income Service Class    19,100    36.80      702,955        715,326
Lincoln VIPT Delaware Managed Service Class              69,745    16.90    1,178,617      1,236,491
Lincoln VIPT Marsico International Growth                67,682    18.07    1,223,158        734,857
Lincoln VIPT MFS Value                                   47,490    26.42    1,254,770        926,733
Lincoln VIPT Mid-Cap Growth                              27,938    14.13      394,623        245,918
Lincoln VIPT Mid-Cap Value                               34,268    14.66      502,337        410,676
Lincoln VIPT Money Market                               168,644    10.00    1,686,437      1,686,437
Lincoln VIPT S&P 500 Index                              277,649    10.32    2,864,781      2,333,656
Lincoln VIPT Small-Cap Index                             32,949    19.10      629,198        463,984
Lincoln VIPT T. Rowe Price Growth Stock                  36,057    18.32      660,391        555,432
Lincoln VIPT Templeton Growth                            23,033    33.23      765,451        573,156
Lincoln VIPT Value Opportunities                         22,588    14.66      331,144        284,548
MFS VIT Research                                         23,214    20.28      470,786        360,957
MFS VIT Utilities                                        19,257    34.48      663,972        397,153
PIMCO VIT OPCAP Total Return                            162,182    10.49    1,701,285      1,661,876
ProFund VP Asia 30                                        1,259    90.97      114,537        106,547
ProFund VP Europe 30                                        859    35.53       30,511         30,400
ProFund VP Financials                                     1,081    32.38       35,005         37,777
ProFund VP Health Care                                    1,371    31.42       43,080         37,382
ProFund VP Large-Cap Value                                   30    37.43        1,128          1,154
ProFund VP Rising Rates Opportunity                         530    18.52        9,820         11,250
ProFund VP Small-Cap Growth                                 228    28.38        6,484          7,476
ProFund VP Small-Cap Value                                   50    28.81        1,431          1,741
ProFund VP Technology                                     2,199    16.91       37,192         34,427
ProFund VP U.S. Government Plus                           1,557    32.10       49,986         47,116
T. Rowe Price Mid-Cap Growth Class II                     5,453    24.76      135,009        122,305
Vanguard VIF Mid-Cap Index                                8,329    18.58      154,758        135,787
Vanguard VIF REIT Index                                  11,246    18.92      212,769        232,270
Vanguard VIF Small Company Growth                         9,616    18.15      174,529        175,455

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                          UNITS     UNITS    NET INCREASE
SUBACCOUNT                                               ISSUED   REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------------
American Century VP International                         9,411     (4,379)       5,032
American Century VP Value Class 2                           977       (721)         256
American Funds Growth Class 2                            15,432     (9,626)       5,806
American Funds Growth-Income Class 2                      6,033     (1,070)       4,963
Delaware VIPT High Yield                                  2,328     (1,091)       1,237
DWS VIP Small Cap Index Service Class                     8,221     (2,755)       5,466
Fidelity VIP Contrafund                                  14,962    (19,843)      (4,881)
Fidelity VIP Equity-Income                               12,328    (13,718)      (1,390)
Fidelity VIP Growth                                      28,741    (47,020)     (18,279)
Fidelity VIP Investment Grade Bond Service Class 2        7,625     (3,451)       4,174
Fidelity VIP Mid Cap Service Class 2                      2,948     (1,786)       1,162
FTVIPT Franklin Small Cap Value Class 2                   2,389       (350)       2,039
FTVIPT Templeton Foreign Securities                       8,911     (9,162)        (251)
Goldman Sachs VIT Capital Growth                          6,128     (5,421)         707
JPVF Balanced                                             4,626    (68,899)     (64,273)
JPVF Growth                                               3,056    (48,006)     (44,950)
JPVF High Yield Bond                                      4,717    (63,611)     (58,894)
JPVF Money Market                                        22,146   (164,558)    (142,412)
Lincoln VIPT Capital Growth                              17,396    (18,749)      (1,353)
Lincoln VIPT Delaware Bond Service Class                 68,646     (8,133)      60,513
Lincoln VIPT Delaware Growth and Income Service Class    51,120    (12,913)      38,207
Lincoln VIPT Delaware Managed Service Class              74,732    (10,217)      64,515
Lincoln VIPT Marsico International Growth                16,464    (11,685)       4,779
Lincoln VIPT MFS Value                                   11,660    (14,804)      (3,144)
Lincoln VIPT Mid-Cap Growth                               4,306     (6,394)      (2,088)
Lincoln VIPT Mid-Cap Value                                4,942     (6,461)      (1,519)
Lincoln VIPT Money Market                               187,288    (47,691)     139,597
Lincoln VIPT S&P 500 Index                               34,872    (40,452)      (5,580)
Lincoln VIPT Small-Cap Index                             12,664    (34,060)     (21,396)
Lincoln VIPT T. Rowe Price Growth Stock                  10,605    (14,440)      (3,835)
Lincoln VIPT Templeton Growth                             5,881     (5,452)         429
Lincoln VIPT Value Opportunities                          3,988     (5,328)      (1,340)
MFS VIT Research                                          6,674     (6,247)         427
MFS VIT Utilities                                         5,810     (7,437)      (1,627)
PIMCO VIT OPCAP Total Return                             49,172    (44,792)       4,380
ProFund VP Asia 30                                        7,703     (3,539)       4,164
ProFund VP Europe 30                                      2,033       (104)       1,929
ProFund VP Financials                                       517       (234)         283
ProFund VP Health Care                                      755       (730)          25
ProFund VP Large-Cap Value                                    4         (7)          (3)
ProFund VP Rising Rates Opportunity                         710       (685)          25
ProFund VP Small-Cap Growth                                 279       (224)          55
ProFund VP Small-Cap Value                                   66        (74)          (8)
ProFund VP Technology                                     1,424     (1,463)         (39)
ProFund VP U.S. Government Plus                           4,650       (179)       4,471
T. Rowe Price Mid-Cap Growth Class II                     1,555     (1,236)         319
Vanguard VIF Mid-Cap Index                                2,040     (1,879)         161
Vanguard VIF REIT Index                                   2,678     (2,684)          (6)
Vanguard VIF Small Company Growth                         4,110     (1,537)       2,573

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                      UNITS     UNITS    NET INCREASE
SUBACCOUNT                                           ISSUED   REDEEMED    (DECREASE)
-------------------------------------------------------------------------------------
American Century VP International                     6,389    (4,062)       2,327
American Century VP Value Class 2                     2,384      (718)       1,666
American Funds Growth Class 2                         7,590    (1,402)       6,188
American Funds Growth-Income Class 2                  4,507    (2,425)       2,082
DWS VIP Small Cap Index Service Class                 1,622      (999)         623
Fidelity VIP Contrafund                              25,346   (14,606)      10,740
Fidelity VIP Equity-Income                           15,330   (14,465)         865
Fidelity VIP Growth                                  29,266   (22,943)       6,323
Fidelity VIP Investment Grade Bond Service Class 2   26,598    (8,100)      18,498
Fidelity VIP Mid Cap Service Class 2                  6,723    (1,330)       5,393
FTVIPT Franklin Small Cap Value Class 2               1,162    (1,726)        (564)
FTVIPT Templeton Foreign Securities                   9,626    (8,491)       1,135
Goldman Sachs VIT Capital Growth                     13,250    (4,938)       8,312
JPVF Balanced                                        26,800   (23,690)       3,110
Lincoln VIPT Capital Growth                          21,576   (20,201)       1,375
JPVF Growth                                          10,678   (11,416)        (738)
JPVF High Yield Bond                                 18,249   (12,478)       5,771
Lincoln VIPT Marsico International Growth            28,926   (16,029)      12,897
Lincoln VIPT Mid-Cap Growth                           6,602    (3,801)       2,801
Lincoln VIPT Mid-Cap Value                           10,885   (10,922)         (37)
JPVF Money Market                                    68,707   (80,022)     (11,315)
Lincoln VIPT S&P 500 Index                           75,914   (90,678)     (14,764)
Lincoln VIPT Small-Cap Index                         14,496   (14,416)          80
Lincoln VIPT Value Opportunities                      5,499    (4,212)       1,287
Lincoln VIPT T. Rowe Price Growth Stock              14,331   (15,543)      (1,212)
Lincoln VIPT MFS Value                               17,513   (14,387)       3,126
Lincoln VIPT Templeton Growth                        10,599    (6,418)       4,181
MFS VIT Research                                      8,761    (8,530)         231
MFS VIT Utilities                                     6,574    (7,030)        (456)
PIMCO VIT OPCAP Total Return                         41,977   (29,956)      12,021
ProFund VP Asia 30                                    2,536      (930)       1,606
ProFund VP Europe 30                                    208       (13)         195
ProFund VP Financials                                 1,258      (353)         905
ProFund VP Health Care                                1,414    (1,095)         319
ProFund VP Large-Cap Growth                               3        (3)          --
ProFund VP Large-Cap Value                              103       (24)          79
ProFund VP Rising Rates Opportunity                   3,465    (6,638)      (3,173)
ProFund VP Small-Cap Growth                             181       (59)         122
ProFund VP Small-Cap Value                              148       (20)         128
ProFund VP Technology                                 1,826    (1,074)         752
ProFund VP U.S. Government Plus                         363      (208)         155
T. Rowe Price Mid-Cap Growth Class II                 1,858    (1,692)         166
Vanguard VIF Mid-Cap Index                            2,689    (1,877)         812
Vanguard VIF REIT Index                               7,644    (2,249)       5,395
Vanguard VIF Small Company Growth                     2,185    (1,275)         910

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
     and
Contract Owners of Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

We have audited the accompanying statement of assets and liabilities of Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008